UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-08228

The Timothy Plan

            (Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

(Address of principal executive offices)                 (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

            (Name and address of agent for service)

Registrant’s telephone number, including area code:        800-846-7526

Date of fiscal year end:  9/30

Date of reporting period: 9/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

TIMOTHY PLAN

ANNUAL REPORT

September 30, 2018

TIMOTHY PLAN FAMILY OF FUNDS

Small Cap Value

CLASS	TICKER	CUSIP
A	TPLNX	887432409
C	TSVCX	887432839
I	TPVIX	887432482

Large/Mid Cap Value

CLASS	TICKER	CUSIP
A	TLVAX	887432607
C	TLVCX	887432805
I	TMVIX	887432474

Aggressive Growth

CLASS	TICKER	CUSIP
A	TAAGX	887432813
C	TCAGX	887432698
I	TIAGX	887432524

Large/Mid Cap Growth

CLASS	TICKER	CUSIP
A	TLGAX	887432789
C	TLGCX	887432680
I	TPLIX	887432490

Growth & Income

CLASS	TICKER	CUSIP
A	TGIAX	887432383
C	TGCIX	887432375
I	TIGIX	887432367

Fixed Income

CLASS	TICKER	CUSIP
A	TFIAX	887432888
C	TFICX	887432862
I	TPFIX	887432466

High Yield Bond

CLASS	TICKER	CUSIP
A	TPHAX	887432615
C	TPHCX	887432623
I	TPHIX	887432458

International

CLASS	TICKER	CUSIP
A	TPIAX	887432631
C	TPICX	887432599
I	TPIIX	887432516

Emerging Markets

CLASS	TICKER	CUSIP
A	TPEMX	887432540
C	TPECX	887432532
I	TIEMX	887432391

Israel Common Values

CLASS	TICKER	CUSIP
A	TPAIX	887432565
C	TPCIX	887432557
I	TICIX	887432441

Defensive Strategies

CLASS	TICKER	CUSIP
A	TPDAX	887432581
C	TPDCX	887432573
I	TPDIX	887432433

Strategic Growth

CLASS	TICKER	CUSIP
A	TSGAX	887432763
C	TSGCX	887432672

Conservative Growth

CLASS	TICKER	CUSIP
A	TCGAX	887432730
C	TCVCX	887432664

September 30, 2018

Dear Shareholder,

As you review the details on the following pages, you will see that most of our funds experienced excellent performance over the past fiscal year (10-1-17 thru 9-30-18). Our fixed-income oriented funds were slightly down for the past 12 months due to weakness in the bond markets. Our only fund that was down fairly significantly was Emerging Markets (down nearly 10%) but that was due to the cyclical nature of that market. All of that simply underscores the wisdom of asset allocation since different market segments perform differently over differing periods.

The positive returns we experienced are, we believe, in large part the result of our country’s leadership changes in Washington, DC, and the positive pro-business agenda they are pursuing. These changes gave us a positive long-term view of our economy and, therefore the equity markets. Even though we experienced periodic short-term volatility, we fully expect the market trend to continue. Nevertheless, Timothy Partners, Ltd, (the “Advisor”) continued (and will continue) to take a conservative approach to the markets as we believe our shareholders prefer a preservation of principal course to that of chasing returns. I do need to reiterate, however, that, in the capital markets in general and our funds in particular, returns can never be guaranteed.

For more complete information about the individual Funds, please read each of the sub-advisors’ annual review letters in the pages that follow. They more fully detail the various factors that impacted this fiscal year’s performance along with their economic outlook for the coming year.

Although we cannot guarantee any actual outcome, I remain confident that all our sub-advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy to manage their respective funds both in accordance with our screening restrictions and with a continued conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

President

Timothy Plan Aggressive Growth Fund Letter from the Manager – September 30, 2018

The growth rate of the U.S. economy accelerated over the past year, with the Commerce Department reporting that GDP grew 3.05 percent over the past twelve months, compared to 2.35 percent growth over the twelve-month period ending September 2017.    Unemployment is now at a 50-year low at 3.83 percent, compared to 4.3 percent unemployment as of September 2017. Consumer Confidence, as measured by the University of Michigan Consumer Sentiment Survey, is nearing record high readings not seen since 1999.    Not surprisingly, this high economic activity is leading to higher inflation across several indices: CPI less Food & Energy is now at 2.2 pct, compared to 1.7 pct a year ago; PPI less Food & Energy is at 2.7 pct, compared to 1.7 pct a year ago. Federal government spending, following the adoption in mid-March of a $1.3 trillion spending plan for the fiscal year ending September 30, 2018, also added to aggregate U.S. growth. The federal budget is estimated to have led to half of the increased growth over the past year.    Given that we are entering the ninth year of economic expansion, paired with sharply rising inflationary pressures, investors are closely watching the Federal Reserve. The next round of tariffs scheduled to be implemented at year end will only add to inflationary pressures. That will keep the Federal Reserve in the hot seat as it tries to manage inflation expectations while at the same time allowing this economic expansion to continue as long as possible. The above-trend growth in the second and third quarters is likely unsustainable and we would expect some softening as rising prices and rising interest rates start to have an impact.

The Fund enjoyed strong returns in 2018, gaining 6.69 percent in the September 2018 quarter, 11.23 percent year to date, and 14.62 percent for Class I over the last 12 months. This compares to the Russell Midcap Growth Index that returned 7.57 percent in the past quarter, 13.38 percent year to date, and 21.1 percent over the last 12 months.

The underperformance over the past 12 months was driven by weak stock selection in the consumer discretionary and the industrial sectors. Our largest stock underperformer in the consumer discretionary sector was Lumber Liquidators [LL], which suffered from tougher competition in the flooring markets from big box retailers. They also disappointed investors by not improving their margin structure. Within the industrial sector, our investment in Oshkosh [OSK] proved to be disappointing. While Oshkosh never reported subpar earnings, its valuation contracted significantly as investors moved away from nearly all industrial stocks; investors worried that higher raw material costs driven by tariffs, and higher freight costs would negatively impact the operating margins for those companies.

The largest outperformers over the past 12 months were primarily investments in the healthcare sector, specifically biotech companies. Sarepta [SRPT] had significant gains after they reported incredibly strong clinical data in their first gene therapy program to treat Duchennes Muscular Dystrophy.    Also, the company made a strong strategic move in partnering with Myonexus, another biotechnology company with a compelling gene therapy program for the treatment of Limb-Girdle muscular dystrophies. Another top performer was Ignyta [RXDX]. Ignyta agreed to be acquired at a 74% premium by Roche Holding, in a $1.7 billion transaction. Ignyta has an exciting late stage oncology program that targets ROS1 and TRK mutations across several different cancers. Initial clinical results are very promising, leading to interest from Roche in acquiring the company.

Looking forward, we continue to emphasize the healthcare and technology sectors within the portfolio, as they do not face many of the headwinds seen in other sectors of the economy. Specifically, we believe that many companies in the industrial sectors will find it difficult to fully pass on higher costs to their end customers. Also, the likelihood of higher interest rates will continue to depress several industries, specifically the homebuilding and auto industries.    Conversely, there are many attractive midcap healthcare and technology companies that largely are focused on the US market, and are relatively sheltered from cost pressures seen in other sectors. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

Letter from The Manager

The Timothy Plan International Fund

September 30, 2018

International equities continued to perform well as strong corporate earnings supported equities up until volatility came back to the markets in early 2018. The markets were spooked earlier this year when U.S. wage growth accelerated, and inflation pressures entered the conversation. Despite increased global concerns, The Timothy Plan International Fund rose in absolute terms slightly outperforming the MSCI EAFE index for the twelve-month period. Good stock selection in the Financials, Consumer Staples and Industrials sectors more than offset negative selection in Consumer Discretionary, Materials, and Utilities sectors. An overweight to the Technology sector helped performance but stock selection there was challenged. Country allocation was tough as any allocation to emerging market countries was negative while stock selection was positive. Selection in Norway and Spain was good while that in Japan and France and emerging markets was less favorable. Strong returns from individual stocks included Equinor ASA (Norway-Energy), Amadeus IT (Spain-Technology), and DBS Group (Financials-Singapore). The Fund was hurt from poor performance in auto parts including Valeo (France-Consumer Discretionary) and Continental (Germany-Consumer Discretionary), and from technology exposure in China.

While this twelve-month period started on a solid footing of global economic acceleration, it ended on a wall of worries related to central bank policies, Brexit, Italian election outcomes, China growth slowdown, trade wars, and emerging market contagions. This affected stock prices over the second half of the period as volatility increased. President Trump stepped up his trade battles which rattled equity markets on concerns of effect on global growth and rising input prices. The U.S. dollar bounced back, supported by rising rates and strong growth in the U.S., all placing more pressures on emerging market currencies. The IMF came to the rescue in Argentina while contagion gripped Brazil, South Africa, Turkey and others. Oil prices rose as the U.S. backed away from the Iran nuclear pact while tariffs were placed on Chinese goods. The European Central bank is scheduled to end its bond buying program at the end of 2018 while uncertainty remains on Brexit negotiation outcomes. U.S. economic growth remains strong while European and Japanese economic growth has decelerated but remains well above trend.

Relative and absolute valuations have improved for international equities over the last twelve months. Equity price volatility is likely to remain in the near term as the market climbs a wall of worries which may provide good buying opportunities for long term investors. We remain committed to a consistent investment approach dedicated to finding long-term investments for the Fund. We thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

Timothy Plan Large/Mid Cap Growth Fund Letter from the Manager – September 30, 2018

The growth rate of the U.S. economy accelerated over the past year, with the Commerce Department reporting that GDP grew 3.05 percent over the past twelve months, compared to 2.35 percent growth over the twelve-month period ending September 2017.    Unemployment is now at a 50-year low at 3.83 percent, compared to 4.3 percent unemployment as of September 2017. Consumer Confidence, as measured by the University of Michigan Consumer Sentiment Survey, is nearing record high readings not seen since 1999.    Not surprisingly, this high economic activity is leading to higher inflation across several indices: CPI less Food & Energy is now at 2.2 pct, compared to 1.7 pct a year ago; PPI less Food & Energy is at 2.7 pct, compared to 1.7 pct a year ago. Federal government spending, following the adoption in mid-March of a $1.3 trillion spending plan for the fiscal year ending September 30, 2018, also added to aggregate U.S. growth. The federal budget is estimated to have led to half of the increased growth over the past year.    Given that we are entering the ninth year of economic expansion, paired with sharply rising inflationary pressures, investors are closely watching the Federal Reserve. The next round of tariffs scheduled to be implemented at year end will only add to inflationary pressures. That will keep the Federal Reserve in the hot seat as it tries to manage inflation expectations while at the same time allowing this economic expansion to continue as long as possible. The above-trend growth in the second and third quarters is likely unsustainable and we would expect some softening as rising prices and rising interest rates start to have an impact.

The bull market in growth stocks continued unabated over the last twelve months, in fact, it was even more pronounced than last year: the Russell 1000 Growth Index was up 26.3%, vs. +22% the prior year. As we wrote in last year’s letter, while this is a good environment for the absolute return of the fund, it provides a significant headwind for our returns relative to the benchmark – due to the restrictions on what we can own (the Fund was up 11.69% for Class I). Not being able to hold the “bellwether” growth/tech stocks that have been the market leaders leaves us with a portfolio – on average – of much smaller market capitalization companies and with a lower growth profile compared to the benchmark. In the past year, that positioning was a liability, given that large growth was the place to be. One way to quantify this is that the portion of the R1G Index that is not restricted was up about 20%, or 6.3 percentage points short of the full index. Another reference point is to look at the returns for the period of some of the large R1G stocks that are restricted: Amazon was up 108%; Microsoft +56%; and Apple +48% (not owning just those 3 stocks in their index weights was a “cost” of 4.8 percentage points). Finally, the Tech sector as a whole – which we were underweight by 8 percentage points on average - was up 41%, and it was one of only two sectors that meaningfully outperformed the benchmark (Consumer Discretionary being the other).

Turning to stock selection, we had two great performers in Health Care – Neurocrine Biosciences (+101%), which had an exceptional commercial launch for its drug Ingrezza, and Sarepta Therapeutics (+71%), which presented promising gene therapy data for the treatment of Duchenne Muscular Dystrophy. Home-improvement retailer Lowe’s was also a big winner (+46%), and energy company ConocoPhillips vastly outperformed its sector’s return with a gain of 58%. Negative selection was most pronounced in the Tech sector, where some of the stocks that we owned as substitutes for the restricted stocks fared poorly: Western Digital fell 31%; Mercury Systems dropped 28%; and IPG Photonics was down 16%. A partial offset, however, came from semiconductor company, NVIDIA, a multi-year strong performer for us, which came through again with a 58% gain. Its solid results in data-center and growing potential in leading-edge technologies like artificial intelligence have continued to propel the stock. In Health Care, biotech company Celgene lowered near-term growth expectations, and the market punished it with a 39% drop. In Financials, asset-manager Invesco was a drag on our performance, falling 25%, and in the Materials sector, chemical-company Albemarle (one of last year’s big winners) sold off by 26%.

For the portfolio, there has been no change to our time-tested, bottom up fundamental approach to managing large and mid-cap growth investments. As an overview, the portfolio remains well diversified by issuers and sectors, as all areas of the economy are impacted by broad macroeconomic trends. We continue to find attractive investments at reasonable valuations. However, with the recent above-trend earnings resulting from tax reform, comparisons for earnings growth will become more difficult in 2019. This, along with input-cost pressures and tariff-related challenges will create a more uneven playing field. We will be vigilant in orienting the portfolio toward industries and companies that are best-positioned for this environment. Healthcare is a sector that we currently favor, and Industrials and Materials are “under review” as we move through the current earnings season. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

LETTER FROM THE MANAGER

September 30, 2018

TIMOTHY PLAN SMALL CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund for the twelve months ending September 30, 2018 and would like to thank you for entrusting your assets with us.

Looking back, equity markets have marched higher with only a small blip from a short-lived spike in volatility. While headline noise remains deafening, the normalization of post-crisis monetary policy and the pick up in economic growth remain key drivers for markets going forward. The Federal Reserve again hiked rates, with the fed funds rate now sitting at 2.00-2.25 percent, and the reductions of the balance sheet continuing as expected. Supporting their actions, the most recent GDP figure showed an acceleration to 4.2 percent growth in the second quarter of 2018. This tailwind has driven strong topline growth and, in conjunction with the reduction in tax rates, produced very strong earnings growth to underpin the move higher by the equity markets. Stronger cash balances have been a driver for incremental spending on capital expenditures as well as returning additional cash to shareholders. Margins for many companies have held up well despite input cost pressures, whether labor or raw material, as pricing power has returned after being absent for a number of years. In contrast to the strength in the U.S., the rest of the world has been more mixed with varying impacts from the stronger dollar and trade policies. There remains a high degree of concern regarding the potential for further disruptions and impacts in the future.

For the twelve months ending September 30, 2018, the Timothy Plan Small Cap Value Fund produced a net return of

10.37% for Class I, while the Russell 2000 Index produced a return of 15.24%. Positive stock selection was offset by unfavorable allocation, as the more growth-oriented areas of the market produced strong absolute returns. Strong selection was seen in Industrials and Materials while less favorable selection in Consumer Discretionary and an overweight in Financials were headwinds to relative performance.

Sonic Corp. moved up after agreeing to be acquired at a significant premium by Inspire Brands. Our domestically-focused cyclicals, including Novanta, rallied strongly on better economic data points that translated into sales and earnings growth, even as the rest of world was more mixed in terms of underlying growth trends. Comfort Systems, an installer of heating and air conditioning systems saw a strong rise in their backlog on continued strength in the commercial construction market. Additionally, KapStone Paper and Packaging, a containerboard company, was taken out at a significant premium by a competitor as the industry consolidation theme marched forward. Oxford Industries rallied as their lifestyle brands of Tommy Bahama and Lilly Pulitzer continue to resonate well with the consumer and their sales exceeded expectations.

Concerns over the housing cycle and rising input pressures weighed heavily on Installed Building Products. Wet weather caused volumes and pricing realizations to fall short of expectations for Summit Materials. The recent rise in rates has captured the headlines and coincided with a seasonally slower time of the year which has raised concerns regarding both the residential and non-residential cycles. Lithia Motors saw topline trends remain strong, underpinned by low unemployment and rising wages, but faced cost pressures from the rising wages and incremental marketing expenses that weighed on shares. Consumers looking for higher interest rates on their deposits compressed net interest margins, which caused a decline in the shares of Hanmi Financial. OSI Systems moved lower on investor concerns regarding the profitability of their turn key business in two areas, Albania and Mexico.

The Small Cap Value team is focused on seeking well-run companies with growth prospects that are underappreciated by the marketplace. We look for companies with above average growth and strong balance sheets that generate positive cash flows. As economic growth continues, we feel our companies are well positioned to achieve higher earnings and have the potential to provide superior relative returns.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

LETTER FROM THE MANAGER

September 30, 2018

TIMOTHY PLAN LARGE/MID CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Large/Mid Cap Value Fund for the twelve months ending September 30, 2018 and would like to thank you for entrusting your assets with us.

Looking back, equity markets have marched higher with only a small blip from a short-lived spike in volatility. While headline noise remains deafening, the normalization of post-crisis monetary policy and the pick up in economic growth remain key drivers for markets going forward. The Federal Reserve again hiked rates, with the fed funds rate now sitting at 2.00-2.25 percent, and the reductions of the balance sheet continuing as expected. Supporting their actions, the most recent GDP figure showed an acceleration to 4.2 percent growth in the second quarter of 2018. This tailwind has driven strong topline growth and, in conjunction with the reduction in tax rates, produced very strong earnings growth to underpin the move higher by the equity markets. Stronger cash balances have been a driver for incremental spending on capital expenditures as well as returning additional cash to shareholders. Margins for many companies have held up well despite input cost pressures, whether labor or raw material, as pricing power has returned after being absent for a number of years. In contrast to the strength in the U.S., the rest of the world has been more mixed with varying impacts from the stronger dollar and trade policies. There remains a high degree of concern regarding the potential for further disruptions and impacts in the future.

For the twelve months ending September 30, 2018, the Timothy Plan Large/Mid Cap Value Fund produced a net return of 13.83% for Class I, while the S&P 500 Index produced a return of 17.91%. While absolute returns remained strong, the relative performance faced headwinds. Notable positives included better stock selection within Consumer Staples and Industrials while our underweight to more growth-oriented parts of the market, namely Information Technology, Consumer Discretionary, and Health Care, weighed on relative performance.

Several areas saw strong stock selection, particularly in Consumer Staples which benefitted from the acquisition of a carbonated beverage company at a significant premium. This created a powerhouse in the beverage category combing single-serve coffee with a variety of carbonated and non-carbonated drinks. Strong economic growth boosted several industrials with broad exposures, notably Union Pacific where better pricing and solid volumes contributed to strong earnings growth. Management at Union Pacific also announced a recent long-term plan to further expand margins as they focus on precision railroading. FLIR Systems benefitted as well from incremental defense spending and a refocused management team under the helm of a new CEO on expanding their gross margins. SVB Financial saw both strong asset growth and better sensitivity to rising rates which pushed earnings up materially higher than expected and shares followed. Their exposure to technology lending has allowed them to avoid some of the headwinds such as commercial real estate that have weighed on other banks. PerkinElmer gained as they continued to see management’s strategy to shift towards higher growth markets pay off as topline growth accelerated to double-digits in both their segments. Continued strength in the housing market and housing turnover pushed shares of Sherwin-Williams higher as they delivered on their synergies from their recent acquisition of Valspar.

The Fund’s under-exposure to high growth areas of the market were a notable headwind, though offset somewhat by more favorable stock selection elsewhere. DENTSPLY closed on their acquisition of Sirona, however, dental consumable volume trends have been disappointing and weighed on shares and recent softness in equipment has been met with lowering of prices to stimulate demand. Patterson Companies shared many of the same headwinds as DENTSPLY, including the loss of their exclusive arrangement with Sirona. Eagle Materials suffered from higher than usual rainfall, limiting cement volumes, and leading to less pricing realizations than anticipated. The consolidation thesis for the industry remains intact and should lead to better pricing in the future. Mohawk Industries faced a number of expense headwinds in their flooring businesses and management had a rare earnings miss as a result. Price increases are being enacted to restore margins, though their impact will come over time as they flow through their various products. Lam

Research declined as a lull in spending in the semiconductor industry pressured their sales and earnings. While management expects a rebound, the market remains uncertain despite secular growth trends in several end-markets for chips.

The Westwood team remains focused on seeking high-quality companies trading at a discount to intrinsic value. While market returns have most recently been bolstered by unprecedented monetary stimulus rather than fundamentals, the continued rise in interest rates has begun shifting the focus back to company-specific drivers. These normalizations are occurring across a number of areas including monetary policy, where the Federal Reserve continues to hike rates and reduce their balance sheet. Fiscal policies, particularly the tax cuts, serve as a replacement to the stimulus and should continue to have a positive impact despite the potential trade headwinds into the following year. These benefits, as well as other fiscal changes, will benefit companies in disproportionate ways and is expected to further create dispersion in returns. In total, the overall impact to the investing landscape should provide additional opportunities to active managers as dispersion of returns increases and correlations between stocks decrease. We continue to leverage our intensive research-driven process to identify securities with company-specific opportunities and visible earnings growth. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns as we believe those characteristics among others help provide attractive risk-adjusted returns for the portfolio. Given the above-average market returns over the past few years, we are mindful of the potential for downside risk and are focusing on opportunities which we feel have measurable and limited potential for loss should volatility rise.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

Letter from the Manager

September 30, 2018

Timothy Plan Fixed Income Fund

The fiscal year ended September 30, 2018 saw an increase in interest rates as the Federal Reserve (Fed) maintained its rate normalization policy and economic growth continued to surprise to the upside. The Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Barclays Aggregate index which began the last 12 months with a 2.55% yield and ended at 3.46%.

The U.S. Treasury (UST) 10-year rate rose after starting the fiscal period at 2.33%, peaking at 3.11% in May, and ending at 3.06%. By comparison, the 2-year rate rose even higher starting at 1.48% and ending the last 12 months at 2.82% or 1.34% higher. This rise resulted in the UST yield curve flattening to levels not seen since September of 2007. Low volatility in UST rates was also a bellwether event in late 2017 and early 2018. The markets shrugged off global geopolitical events, natural disasters, and the North Korean nuclear threat to register the lowest volatility in 25 years. The U.S. economy continued to evidence low unemployment and solid job creation and in May 2018 the Fed’s 2.0% Core Personal Consumption Expenditure target was attained for the first time since April 2012. Consequently, the Fed continues to telegraph and maintain its hawkish quantitative tightening actions.

Corporate bond spreads started the last 12 months at 96 basis points (bps), widened to a high of 116 and finished at 100bps. The widening was a result of supply/demand dynamics that included new issue supply to fund accelerated M&A activity, diminished foreign buying, and repatriation of foreign cash holdings of U.S. corporations. The Mortgage Backed Securities (MBS) sector struggled during the period as the Fed announced its balance sheet reduction plan. For the first time in nearly a decade, the Fed will no longer be the primary buyer of MBS.

The Timothy Fixed Income Fund A shares returned -2.31% (Class A shares) over the 12 months ended September 30, 2018 which was below the Bloomberg Barclays Aggregate index at -1.22%. The overweight to Industrials added value as the sector performed better than the overall index. Security selection in Energy, Capital Goods and Technology also added to results. Detracting from results was our underweight to Financials, as the sector posted the second-best return for the period. The portfolio’s MBS holdings generated returns below their counterparts in the index which also hurt performance. The portfolio is positioned with modestly less interest rate risk than the market, an over-weight in corporate bonds and GNMA MBS for yield. We remain focused on generating income consistent with a prudent level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Letter from the Manager

September 30, 2018

Timothy Plan High Yield Fund

The fiscal year ended September 30, 2018 saw an increase in High Yield rates as investor demand for yield remained modestly healthy. The Timothy Plan High Yield Fund invests primarily in BB and B rated High Yield (HY) bonds with a benchmark of the Bloomberg Barclays BA/B HY index which began the last 12 months yielding 4.68% and ended at 5.78%. Over the period, the HY market posted a return of 2.18% and generated an excess return of 3.29%, the highest of any major bond market sector. Performance was led by lower rated credits and continued recovery in the Energy and Basic Industry (including Metals & Mining) sectors.

The primary influence on performance has been favorable technicals, particularly a lack of supply, and improvement of credit fundamentals. During the first nine-months of 2018, net new issuance totaled $11.5B which was significantly lower than the $55.4B issued in 2017. Favorable economic growth and improving earnings will support HY companies and help to contain defaults. On a trailing 1-year basis, the HY default rate was 2.57% (latest available data as of 8/31/18).

The Timothy High Yield Fund A shares generated a total return of -0.17% (Class A shares) over the 12 months ended September 30, 2018 while the Barclays Capital U.S. Corporate High Yield Bond index returned 3.05% and the Bloomberg Barclays Ba/B index returned 0.37%. The portfolio’s overweight in Energy benefitted results. We continue to hold Energy names especially MLP issues that we believe are less correlated with the price of oil. Holdings in Technology and REITS were also additive to returns. Detracting from performance was our underweight to Financials which posted the second highest return in the index. The portfolio remains focused on generating a higher level of carry income consistent with a reasonable level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

September 30, 2018

Dear Shareholder,

The Defensive Strategies Fund was designed and is managed to do what its name implies, hedge against a possible scenario of hyper-inflation which could result from our Congress’s proven unwillingness to address our core problems of too much spending and too much debt. The Fund was also designed with built-in flexibility that allows it to be adjusted to address a possible risk of extreme deflation, with the ability to convert the inflation sensitive assets to cash and fixed income securities during a deflationary environment, and to be adjusted to a more normal, traditional investment strategy.

The Fund’s portfolio is comprised of four inflation sensitive investment sleeves: commodities (commodity company stocks and ETF’s), real estate (in the form of REITs), precious metals (primarily gold and silver bullion), and TIPs (Treasury Inflation Protected Bonds), with the balance in cash. Timothy Partners, Ltd. (the “Advisor”) is responsible for setting the percentages of the Fund that will be allocated to each investment sleeve. Different sub-advisors manage the holdings in each sleeve. As a result of continued low inflation and the general weakness in the commodities market over the past year, the Fund experienced a fairly weak 0.75% total return for Class A for the fiscal year ended September 30, 2018. For a more complete description of the elements that impacted Fund performance and the outlook for the future, please read the sub-advisors’ reports in the pages that follow.

I would like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 1/3 each of U.S. Government TIPs, FTSE NAREIT Equity Index and Dow Jones UBS Commodity Index. We believe the blend offers a fairly accurate reflection and comparison of the composition of the Fund. For the fiscal year ended September 30, 2018, the blended index had a total return of 1.34%. The primary reason the index slightly beat our fund’s performance has a lot to do with the weakness of the gold and silver markets over the past year (initially 10% of the portfolio but with fairly significant appreciation now comprise 17.5% of the portfolio).

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry, and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Annual Letter from the Manager	September 30, 2018

We are pleased to provide you with our annual report for the Timothy Plan Defensive Strategies Fund Commodity Sleeve (the Portfolio) for the twelve months ending September 30, 2018. The CoreCommodity sleeve of the Timothy Defensive Fund rose 7.35% on a net basis. Commodities broadly rose over these twelve months with the Bloomberg Commodity Total Return Index rising 2.6%. The Portfolio had positive contributions to performance from all sectors (energy, industrial metals, and agriculture) except for precious metals over the period.

Metals & Mining

Industrial metal commodity futures were modestly down for the period with the Bloomberg Industrial Metals Total Return Subindex falling (2.4%). The best performing base metal was Nickel, rising more than 20% over the period. Zinc fell nearly (17%) and was the worst performing base metal over the period, giving back most of its strong performance in the year prior. The Portfolio’s industrial metal holdings performed substantially better than the commodity futures, returning over 11% for the period. While most industries in the base metals sleeve of the portfolio performed positively, steel companies (up over 13%) and iron mining companies (up roughly 25%, the primary input to the steel-making process) combined constituted over half of the base metals outperformance. It’s important to note that the portfolio benefitted from exposure to these globally important commodities for which no highly liquid futures contracts exist. The Portfolio’s largest industrial metal holdings as of September 30th were Rio Tinto (RIO US), Vale (VALE US), and Freeport-McMoran (FCX US).

Precious metal futures struggled again this year with the Bloomberg Precious Metals Total Return Subindex falling nearly (9%). The Portfolio’s precious metals miners also struggled, falling nearly (27%). Holding a smaller allocation to precious metals miners than other sectors helped curb the underperformance from this sector for the period. The Portfolio’s largest precious metal holdings as of September 30th were Newmont Mining (NEM US), Franco-Nevada Corp (FNV US), and Agnico Eagle Mines (AEM US).

Energy

Energy was the best performing sector for the prior year, with the Bloomberg Energy Total Return Subindex rising over 28%. The Portfolio’s energy holdings were also the best performing sector, returning over 16% for the period. The Portfolio’s higher allocation to energy (averaging 42% over the period) significantly helped performance. While the Portfolio’s Oil & Gas Exploration and Production holdings did not keep pace with the futures (only rising about 12%) the Integrated Oil & Gas companies significantly outperformed (rising over 37%) which helped offset some of the difference. The Portfolio’s largest energy holdings as of September 30th were Lukoil (LKOD LI), EOG Resources (EOG US), and Concho Resources (CXO US).

Agriculture

Over the past year agricultural commodities, as proxied by the Bloomberg Commodity Agriculture and Livestock Total Return Subindex, fell nearly (11%). Over the same period the Portfolio’s agricultural holdings rallied roughly 2.5%, providing additional outperformance. The Portfolio had strong performance from the Fertilizer industry, which was (on average) the largest agriculture industry, as well as from Fisheries and Forestry companies. The decision to hold less weight in the animal producers than in the past year helped performance, as those industries generated significant losses this year after strong returns in the prior year. The Portfolio’s largest agriculture holdings as of September 30th were CF Industries (CF US), The Mosaic Company (MOS US), and Deere & Company (DE US).

Market Outlook

The Timothy Plan Defensive Strategy Fund Commodity Sleeve currently utilizes a diversified portfolio of natural resource equities that is intended to capture commodity price movements. To the extent commodities rally in the coming year we would expect the Portfolio to perform positively. We believe commodities may rally if global economic growth remains healthy. If industry demand falls off then commodities may not continue to rally, in which case we would not expect the Portfolio to perform positively.

Letter from the Manager

September 30, 2018

Timothy Plan Defensive Fund – TIPS

Over the past 12 months ended September 30th, the U.S. experienced moderately stronger economic growth and slightly higher inflation. The Timothy Defensive Fund has an allocation of U.S. Treasury Inflation Protected Securities (TIPS) designed to help protect assets from higher rates of inflation.

Investors’ future inflation expectations reached a low in late 2017 but subsequently climbed during the 12 month period. We measure investors’ inflation expectations as the difference between the U.S. Treasury 10 year and the U.S. TIPS 10 year. This “breakeven rate” of inflation is what would be required to make these two securities have the same yield. The “breakeven rate” of inflation fell to a low of 1.83% in October 2017, climbed to a high of 2.20% by May 2018, and eventually settled at 2.14% by September 30th. As a result, TIPS securities generated a return of 0.37%, as reported by Bloomberg Barclays, for the 12 months ended September 30th.

The TIPS allocation we manage held 5 to 10% in investment grade corporate bonds for their higher nominal yield. Although inflation has ticked up it remains relatively subdued. Going forward the potential of higher inflation exists as global central banks have engaged in massive monetary stimulus and the unemployment rate remains low which could potentially trigger higher wages. The primary goal of the TIPS allocation continues to be protection from rising inflation rates.

BARROW, HANLEY, MEWHINNEY & STRAUSS

2005 Market St.
Philadelphia, PA 19103-7094

The Timothy Plan Defensive Strategies Fund

Real Estate Sleeve (the “Portfolio”)

Annual Manager Letter: 12 months ended September 30, 2018

The strong market returns of the S&P 500 continued over the past year providing investors with a 17.91% return. Solid earnings and a still accommodative credit backdrop drove the markets higher. However, as good as earnings have been, the P/E multiple has compressed by 3 points as the Federal Reserve’s rate increases are beginning to signal a slowdown is potentially ahead. The US continues to be the strongest market globally, but investors can already see the effects of a more hawkish Federal Reserve. Emerging markets, China, Europe, Asia and US housing have been in negative territory over much of 2018. Generally, when the Federal Reserve begins to tighten, bad things tend to occur and as we write this letter, US equities are beginning to play catch up with global markets.

REITs underperformed but were able to provide a positive 3.47% return during a rising rate environment.    We have always contended that REITs can still provide positive returns even in a rising rate period if the economy is improving. Initially, investors will sell yield but if GDP is rising that is generally good for all sectors, including real estate.    Obviously, growth and cyclical areas of the economy benefit more than REITs however, it proves that REITS should always be apart of any portfolio.    Again, since quarter end, the growth, tech and cyclical areas of the market have vastly underperformed the REITs.    Interestingly, REITs have outperformed FANG’s since the end of February 2018.

For the twelve months ended September 30, 2018, the Timothy Plan Defensive Fund Real Estate Sleeve generated a gross return of 4.59% versus the FTSE NAREIT Equity REITs Index return of 3.47%. Strong stock selection drove performance while sector allocation was moderately negative.    Diversified, Freestanding, Industrial and Healthcare drove positive performance while Lodging, Self-Storage and Mixed sectors detracted from performance.    At times, avoiding stocks is more beneficial than owning them and thus within the Diversified sector, Colony Capital dropped 50% during this period and we did not own the stock.    A merger gone bad was mostly the cause for their decline. As ironic as it seems, Freestanding stocks performed well and are leading the way in 2018 even with long leases in a rising rate environment.    Logic says that short duration with growth should work better than long duration but, in this case, cap rates in triple net properties have proven resilient given their lack of credit issues and higher going in yield. Industrial stocks performed well as the expanding economy and e-commerce are driving higher rents and based on most recent quarter, this momentum should continue.    The demand for e-commerce is changing the supply chain and new technologically efficient buildings are needed for the future of on-line economy. Healthcare REITs were strong performers for the portfolio as skilled nursing company Sabra Health Care had improved returns as occupancies stabilized. On the negative side, Lodging was the largest underperformer as we lost 56 basis points.    Our underweight and stock selection hurt performance.    As the economy improves, business and transient travel benefits hotels. Self-storage stocks were a detractor to performance as we maintained an underweight given slowing cash flow growth from excessive supply. Although fundamentally we were right, the hurricanes in late 2017 temporarily increased demand in Houston and Florida.

Lastly, real estate stocks continue to deliver on their merits of higher than average yield and good dividend growth. Importantly, some sectors should see trough fundamentals in 2019 which will set up for a stronger 2020. We believe retail should see less bankruptcies and thus FFO growth should improve as the year progresses.    Senior housing has been through a difficult period but with construction starts moving lower and deliveries also peaking, this sector should also begin to attract investor attention in the 2nd to 3rd quarter of 2019. We continue to position for a turn in senior housing with our Brookdale Senior Living investment while waiting for a better entry in the retail sectors.

For Institutional Client Use Only

(675219)

Important Information:

Investing involves risk, including possible loss of principal.

The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

All third-party trademarks are the property of their respective owners.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

The views expressed represent the Investment Manager’s assessment of the account and market environment as of September 30, 2018 and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice. Holdings are as of September 30, 2018 and subject to change.

Past performance is no guarantee of future results.

Unless otherwise noted, the source of statistical information used in this document was FactSet.

Because this Strategy expects to hold a concentrated fund of a limited number of securities, the fund’s risk is increased because each investment has a greater effect on the Strategy’s overall performance.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Additional information regarding the firm’s policies and procedures for calculating and reporting performance results is available upon request. A complete list and description of composites managed is available upon request. The above information is not intended and should not be construed as a presentation of information regarding any mutual fund.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorised deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise

© 2018 Macquarie Group Limited

For Institutional Client Use Only

(675219)

September 30, 2018

Dear Strategic Growth Fund Shareholder:

The Timothy Plan Strategic Growth Fund is an asset allocation fund that invests in ten of Timothy Plan’s underlying funds. The allocation percentages vary from time to time due to Timothy Partners, Ltd.’s (the “Advisor”) observations and perceptions of changing economic conditions. As of September 30, 2018, the allocation was as follows:

•	Large/Mid-Cap Growth Fund	10.00%	*	Small-Cap Value Fund	6.00%

•	Large/Mid-Cap Value Fund	11.00%	*	Aggressive Growth Fund	5.50%

•	International Fund	19.50%	*	High-Yield Bond Fund	6.50%

•	Defensive Strategies Fund	12.00%	*	Israel Common Values	5.00%

•	Emerging Markets Fund	7.00%	*	Growth & Income	9.50%

•	Fixed Income	5.00%	*	Cash	3.00%

At fiscal year end, the Fund’s overall allocation resulted in approximately 64.0% invested in Timothy Plan’s underlying domestic and international equity funds, 23.5% in Timothy Plan’s underlying bond and Defensive Strategies funds, 9.5% in Growth & Income, which also incorporates a relatively significant bond portfolio, and 3.0% in cash. The Strategic Growth Fund’s performance was a positive 2.32% for Class A for the fiscal year ending 9-30-18 even with the weakness in international equities and commodities (which comprise a significant portion of our Defensive Strategies Fund). Detailed descriptions of events that contributed to this past year’s performance of the underlying Funds is contained in each sub-advisor’s letter, found within the pages of this Annual Report.

We realize the volatility and uncertainty of the markets over the past couple of years may have been unsettling for many investors; however, as mentioned above, we believe the outlook for the capital markets for the remainder of 2018 and beyond should be fairly bright long-term; nevertheless, we are committed to manage our funds with a definite conservative bias.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Sincerely,

Arthur D. Ally

Fund Advisor

September 30, 2018

Dear Conservative Growth Fund Shareholder:

The Timothy Plan Conservative Growth Fund is an asset allocation fund that invests in Timothy Plan underlying funds. The allocation percentages vary from time to time due to Timothy Partners Ltd.‘s (the “Advisor”) observations and perceptions of changing economic conditions; the allocation on September 30, 2018 was as follows:

•	Large/Mid-Cap Growth Fund	7.50%	*	Small-Cap Value Fund	5.00%

•	Large/Mid-Cap Value Fund	8.50%	*	Aggressive Growth Fund	4.00%

•	International Fund	10.50%	*	High-Yield Bond Fund	6.50%

•	Defensive Strategies Fund	11.00%	*	Israel Common Values	3.50%

•	Emerging Markets Fund	4.50%	*	Growth & Income	9.50%

•	Fixed Income	24.50%	*	Cash	5.00%

At fiscal year end, the Fund’s overall allocation resulted in approximately 43.5% invested in Timothy Plan’s underlying domestic and international equity funds, 42.0% in Timothy Plan’s underlying bond and Defensive Strategies funds, 9.5% in Growth & Income, which also incorporates a relatively significant bond portfolio, and 5.0% in cash. The Conservative Growth Fund’s performance was a positive 1.06% for Class A for the fiscal year ending 9-30-18 even with the weakness in international equities and commodities (which comprise a significant portion of our Defensive Strategies Fund). Detailed descriptions of events that contributed to this past year’s performance of the underlying Funds is contained in each sub-advisor’s letter, found within the pages of this Annual Report.

We realize the volatility and uncertainty of the markets over the past couple of years may have been unsettling for many investors; however, as mentioned above, we believe the outlook for the capital markets for the remainder of 2018 and beyond should be fairly bright long-term; nevertheless, we are committed to manage our funds with a definite conservative bias.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Letter from The Manager

The Timothy Plan Israel Common Values Fund

September 30, 2018

The Timothy Plan Israel Common Values Fund performed well on an absolute basis but trailed the TA-125 index over the twelve-month period. Strong absolute performance in the Technology, Financials, and Materials sectors led the way. Sector allocation was positive for the last twelve months while stock selection proved negative. The main culprit in the negative selection was detrimental stock selection in the Consumer Discretionary and Health Care sectors. The negative relative performance was more a story of what the Fund did not own rather than what it did own. Not owning some of the pharmaceutical names that came back strong in the year as well as Consumer Discretionary company Sodastream, which was acquired by Pepsi, were detrimental to relative performance versus the index. On the positive front, the Fund’s exposure to cyber security companies, where Israel is a world leader in innovation, was helpful to the Fund with names such as CyberArk Software performing well. In addition, Fund holding Orbotech was acquired by a U.S. company following on the trend of global companies acquiring innovative Israeli firms. The Fund’s overweight to the Technology sector provided good opportunities to the leading-edge technologies in cloud computing, data centers, and cyber security.

The Israeli economy remains strong and most economists forecast GDP growth to remain above 3% for the foreseeable future. Household spending remains robust on the back of strong wage growth and a historically low unemployment rate and historically high labor participation rate. The Bank of Israel (BoI) remained on the sidelines during this period and most analysts do not expect the BoI to raise interest rates until later in 2019. Inflation has bounced back a bit given the strong wage growth but remains at the low end of the central bank’s desired range. The energy sector continues to invest in infrastructure as new natural gas export deals are struck with Israel’s neighbors. Export growth improved over this period as global growth rebounded while some depreciation of the strong Israeli shekel helped the export economy as well.

The Fund continues to invest alongside the innovate spirit of Israeli companies providing ample attractive investment opportunities. Strong domestic consumption should continue to support corporate earnings into next year. We remain committed to a consistent investment approach dedicated to finding long-term investments for the Fund. We thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

Brandes Investment Partners, L.P.

Emerging Markets Fund

Equity Strategy Notes

Third Quarter 2018 (July 1 – September 30, 2018)

The Brandes Emerging Markets Equity Strategy slightly outperformed its benchmark, the MSCI Emerging Markets Index, which fell 1.1%.

Positive Contributors

Highlighting how volatility is often part and parcel of emerging markets investing, two of this period’s major positive contributors were detractors to returns in the second quarter. Brazilian Petrobras and Argentinian YPF rebounded sharply as short-term concerns that weighed on their shares last quarter abated. As with our other oil & gas holdings, both companies continued to benefit from improved earnings and cash flows in a higher oil-price environment.

Holdings in Mexico also aided returns, led by real estate investment trusts (REITs) PLA Administradora Industrial (Terrafina) and Macquarie Mexico Real Estate Management. Investors seemed to welcome the prospect of the new trade deal between the United States and Mexico, which lifted some uncertainty regarding future relations between the two countries.

Additionally, our underweight to China helped relative performance.

Performance Detractors

The strategy’s exposure to Turkey, most notably our commercial bank holdings, hurt performance amid the country’s currency crisis. President Erdogan’s interference in monetary policy and the appointment of his son-in-law as treasury and finance minister shook investor confidence. Furthermore, weakened diplomatic relations with western partners added    fuel to the lira’s tumbling. While fears of contagion momentarily spread throughout emerging markets, they have since dissipated.

As the risks of investing in the country intensified, we exited our position in bank Vakif Bankasi, especially given the company’s direct government control. We continuously monitor the situation in Turkey and maintain measured positions in Akbank, Garanti Bankasi and REIT Emlak Konut.

Holdings in Brazil also declined as the country’s upcoming election led to increased volatility. Notable detractors included food producer Marfrig Global Foods, regional jet manufacturer Embraer, health insurer Hapvida Participacoes and payment processor Cielo.

In early July, Boeing and Embraer released a non-binding agreement to establish a new joint venture (JV) for commercial aircraft. The deal values Embraer’s commercial aircraft business unit, which will be fully transferred to the new JV, at $4.75bn. Based on the proposed terms, Boeing will own an 80% stake in the JV, while Embraer will hold the remaining 20%. Embraer will also retain control of its defense and business jet operations. The deal is expected to close by the end of 2019, subject to regulatory clearance.

Embraer’s shares fell as many investors appeared unsatisfied with the offered price. However, in our opinion, the price was adequate, especially considering the other terms outlined in the agreement. Through its 20% stake, Embraer will be able to participate in the potential synergies that may materialize within the JV. Additionally, as the commercial aviation segment has faced increased competition, particularly from Chinese, Russian and Japanese newcomers, we believe the deal actually “neutralizes” a major long-term business threat for Embraer.

In August, Marfrig announced that it would sell about 90% of its stake in Keystone, a fully owned subsidiary, to Tyson Foods. Keystone supplies protein to fast food chains mostly in the United States and Asia. The deal is expected to close by year-end at an enterprise value of $2.4bn, which was below the market’s initial expectations. Nevertheless, we believe Marfrig remains undervalued. We are encouraged by the company’s continued balance sheet improvements and its efforts to streamline its business model.

21 FOR CLIENT USE ONLY

Select Activity in the Third Quarter

The investment committee added X5 Retail Group to the strategy.

X5 is Russia’s largest food retailer by revenue, with an approximately 9% market share in food retailing and a strong footprint in big cities such as Moscow and St. Petersburg. The company operates in three retail formats, namely proximity/convenience stores (78% of 2017 sales), supermarkets (15% of sales) and hypermarkets (7% of sales). The company has a vertically integrated supply chain and delivers over 90% of the items sold in its stores from internal distribution centers.

A number of factors have weighed on X5’s shares, including an increasing pressure on margins (an industry-wide challenge), a recent move of management personnel to a main competitor and the potential impact of further sanctions against Russia. We believe these concerns have been more than reflected in the current share price. Despite the pressure on margins, the food retailing industry in Russia is still underpenetrated relative to developed countries, with fewer grocery stores per 1,000 inhabitants.

Trading at less than 10x forward earnings and offering a dividend yield of 5.5% as of September 30, X5 represents an appealing investment opportunity to us.

Year-to-Date 2018 Briefing

The Brandes Emerging Markets Equity Strategy underperformed the MSCI Emerging Markets Index, which fell 7.7% for the nine months ended September 30, 2018.

Similar to what happened in the quarter, holdings in Turkey and Brazil detracted from year-to-date returns. Turkish Akbank, Vakif Bankasi and Emlak Konut performed poorly, as did Brazil’s Marfrig Global Foods and Embraer.

Other detractors included Indian electric utility Reliance Infrastructure and Argentinian oil & gas firm YPF.

We saw positive contributions from our oil & gas holdings, specifically Lukoil, Surgutneftegas and Petrobras. Retailers with exposure to China—namely Lifestyle International, Bosideng and Luk Fook Holdings—also helped performance. Additionally, Indian technology company Infosys aided returns.

Current Positioning

We have increasingly found investment opportunities in China amid the country’s trade war with the United States, coupled with increased market volatility.

The strategy’s exposures have been relatively unchanged, as Brazil, Russia and Mexico continue to represent overweight positions. We also maintained higher allocations to consumer discretionary and telecommunication services companies than the benchmark.

China remained one of our largest underweights at quarter end, along with Taiwan. From a sector perspective, we held material underweight allocations to information technology and financials.

We remain convinced that the current positioning of the Brandes Emerging Markets Equity Strategy, which results from our careful bottom-up stock selection, bodes well for the long term.

Thank you for your continued trust.

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Dividend Yield: Dividends per share divided by price per share.

Enterprise value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward Earnings: Sell-side analysts’ consensus earnings estimates for the next fiscal year.

Forward Price/ Earnings: Price per share divided by earnings estimates for the next fiscal year.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

22 FOR CLIENT USE ONLY

The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries. Data prior to 2001 is gross dividend and linked to the net dividend returns.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The foregoing Quarterly Commentary reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. The information provided in the commentary should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. International and emerging markets investi ng is subject to certain risks such as currency fluctuation and social and political changes; such risks may result in greater share price volatility. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that the securities sold have not been repurchased. The actual characteristics with respect to any particular account will vary based on a number of factors including but not limited to: (i) the size of the account; (ii) investment restrictions applicable to the account, if any; and (iii) market exigencies at the time of investment. Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is not a guarantee of the safety or stability of the portfolio. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Securities of small companies generally experience more volatility than mid and large sized companies. Although the statements of fact and data in this report have been obtained from, and are based upon, sources that are believed to be reliable, we cannot guarantee their accuracy, and any such information may be incomplete or condensed. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. The Brandes investment approach tends to result in portfolios that are materially different than their benchmarks with regard to characteristics such as risk, volatility, diversification, and concentration. Please note that all indices are unmanaged and are not available for direct investment. Past performance is not a guarantee of future results. No investment strategy can assure a profit or protect against loss. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security. The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

United States: Issued by Brandes Investment Partners, L.P., 11988 El Camino Real, Suite 600, San Diego, CA 92130.

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LETTER FROM THE MANAGER

September 30, 2018

Timothy Plan Growth and Income Fund

We are pleased to provide you our annual report for the Timothy Plan Growth and Income Fund for the period ending September 30, 2018. Like you, our company continues to hold corporate and retirement assets in the fund and some officers have additional personal assets in the fund. We certainly thank you for entrusting your assets with us.

For the period starting 1 October 2017 through 30 September 2018, the fund returned -1.22% for Class A shares. The Energy and Industrial sectors contributed the most to performance. Two top stock contributors were Sodastream International Ltd and Cleveland-Cliffs Inc.

We continue to see divergences in the indices and underlying stock returns. Stocks with earnings have underperformed stocks without earnings so far in 2018. Bargain stocks, those with inexpensive valuation ratios, positive and growing earnings, and relative price strength, underperformed stocks with the opposite characteristics. This is not normal and we expect this to reverse as it has in the past.

Bonds helped reduce volatility during the past year. This is one reason why we continue to advocate a balanced portfolio approach. We continue to favor high quality bonds over lower quality bonds. They tend to hold up better in times of uncertainty and the extra compensation earned on lower quality bonds is near the lowest levels of this credit cycle.

We think the best returns in bonds are probably behind us. However, when stocks suffer another setback, having bonds in the portfolio should help. We think volatility will continue but if our research works well, this actually could give us opportunities to take advantage of these moves.

This fund has two main objectives, growth and income but also preserving capital in declining markets. We have been managing similar assets for over 40 years. We will adjust equity and fixed income levels according to our risk analysis. We do this on a weekly basis. We continue to see opportunities for small capitalization value stocks going forward as they typically have less exposure to international economies and more opportunities for growth.

We thank you for your trust in the James Investment Research Inc., we are grateful for the opportunity to serve you.

James Investment Research, Inc.

Fund Performance - (Unaudited)

September 30, 2018

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	8.04%	6.09%	8.78%
Russell Mid-Cap Growth Index	21.10%	13.00%	13.46%
Timothy Aggressive Growth Fund - Class C *	12.67%	6.52%	8.61%
Russell Mid-Cap Growth Index	21.10%	13.00%	13.46%
Timothy Aggressive Growth Fund - Class I	14.62%	7.55%	7.62% (a)
Russell Mid-Cap Growth Index	21.10%	13.00%	12.79% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2008 and held through September 30, 2018. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy International Fund - Class A (With Sales Charge)	(4.69)%	2.52%	2.87%
MSCI EAFE Index	(0.01)%	1.65%	2.42%
Timothy International Fund - Class C *	(0.87)%	2.91%	2.69%
MSCI EAFE Index	(0.01)%	1.65%	2.42%
Timothy International Fund - Class I	1.04%	3.91%	4.23% (a)
MSCI EAFE Index	(0.01)%	1.65%	2.45% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI EAFE Index on September 30, 2008 and held through September 30, 2018. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	5.36%	8.34%	9.57%
Russell 1000 Growth Index	26.30%	16.58%	14.31%
Timothy Large/Mid Cap Growth Fund - Class C *	9.63%	8.75%	9.35%
Russell 1000 Growth Index	26.30%	16.58%	14.31%
Timothy Large/Mid Cap Growth Fund - Class I	11.69%	9.84%	9.66% (a)
Russell 1000 Growth Index	26.30%	16.58%	16.29% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Index on September 30, 2008 and held through September 30, 2018. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	4.07%	8.91%	9.86%
Russell 2000 Index	15.24%	11.07%	11.11%
Timothy Small Cap Value Fund - Class C *	8.27%	9.33%	9.66%
Russell 2000 Index	15.24%	11.07%	11.11%
Timothy Small Cap Value Fund - Class I	10.37%	10.42%	10.73% (a)
Russell 2000 Index	15.24%	11.07%	11.04% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2008 and held through September 30, 2018. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Large/Mid Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	7.31%	8.79%	8.89%
S&P 500 Index	17.91%	13.95%	11.97%
Timothy Large/Mid Cap Value Fund - Class C *	11.75%	9.22%	8.69%
S&P 500 Index	17.91%	13.95%	11.97%
Timothy Large/Mid Cap Value Fund - Class I	13.83%	10.30%	9.89% (a)
S&P 500 Index	17.91%	13.95%	13.23% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2008 and held through September 30, 2018. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	(6.69)%	(0.10)%	1.95%
Barclays Capital U.S. Aggregate Bond Index	(1.22)%	2.16%	3.77%
Timothy Fixed Income Fund - Class C *	(4.10)%	0.06%	1.76%
Barclays Capital U.S. Aggregate Bond Index	(1.22)%	2.16%	3.77%
Timothy Fixed Income Fund - Class I	(2.06)%	1.07%	1.25% (a)
Barclays Capital U.S. Aggregate Bond Index	(1.22)%	2.16%	2.28% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2008 and held through September 30, 2018. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy High Yield Bond Fund - Class A (With Sales Charge)	(4.63)%	2.42%	5.93%
Barclays Capital U.S. Corporate High Yield Bond Index	3.05%	5.54%	9.46%
Timothy High Yield Bond Fund - Class C *	(1.81)%	2.60%	5.73%
Barclays Capital U.S. Corporate High Yield Bond Index	3.05%	5.54%	9.46%
Timothy High Yield Bond Fund - Class I	0.00%	3.62%	3.53% (a)
Barclays Capital U.S. Corporate High Yield Bond Index	3.05%	5.54%	5.44% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays Capital U.S. Corporate High Yield Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Corporate High Yield Bond Index on September 30, 2008 and held through September 30, 2018. The Barclays Capital U.S. Corporate High Yield Bond Index measures the performance of bonds with Ba or B ratings. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Israel Common Values Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy Israel Common Values Fund - Class A (With Sales Charge)	1.10%	4.93%	7.11% (a)
Israel Tel Aviv 100 Index	12.46%	4.89%	6.45% (a)
Timothy Israel Common Values Fund - Class C *	5.20%	5.31%	7.15% (a)
Israel Tel Aviv 100 Index	12.46%	4.89%	6.45% (a)
Timothy Israel Common Values Fund - Class I	7.22%	6.37%	6.92% (b)
Israel Tel Aviv 100 Index	12.46%	4.89%	5.75% (b)

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2018.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs. Israel Tel Aviv 100 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Israel Tel Aviv 100 Index on October 12, 2011 and held through September 30, 2018. The Israel Tel Aviv 100 Index is an unmanaged index of equity prices representing the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange . Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Defensive Strategies Fund

Fund/Index	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	(5.01)%	(0.11)%	2.36% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	9.63%	8.48%	10.24% (a)
Timothy Defensive Strategies Fund Blended Index (c)	1.57%	(2.82)%	(0.68)% (a)
Timothy Defensive Strategies Fund - Class C *	(1.18)%	0.27%	2.28% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	9.63%	8.48%	10.24% (a)
Timothy Defensive Strategies Fund Blended Index (c)	1.57%	(2.82)%	(0.68)% (a)
Timothy Defensive Strategies Fund - Class I	1.04%	1.32%	1.27% (b)
Dow Jones Moderately Conservative U.S. Portfolio Index	9.63%	8.48%	8.24% (b)
Timothy Defensive Strategies Fund Blended Index (c)	1.57%	(2.82)%	(2.61)% (b)

(a)	For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2018.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

(c)

The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Barclays U.S. TIPs Index, 33% of the FTSE NAREIT ALL REITs Index and 34% of the Dow Jones Commodity Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. Dow Jones Moderately Conservative U.S. Portfolio  Index vs. The Timothy Defensive Strategies Fund Blended Index (c)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, Dow Jones Moderately Conservative U.S. Portfolio Index and the Timothy Defensive Strategies Fund Blended Index (c) on November 4, 2009 and held through September 30, 2018. The Dow Jones Moderately Conservative U.S. Portfolio Index is a widely recognized unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	(3.29)%	2.25%	3.87%
Dow Jones Global Moderately Aggressive Portfolio Index	9.39%	8.32%	8.93%
Timothy Strategic Growth Fund - Class C *	0.52%	2.66%	3.63%
Dow Jones Global Moderately Aggressive Portfolio Index	9.39%	8.32%	8.93%

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Global Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderately Aggressive Portfolio Index on September 30, 2008 and held through September 30, 2018. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	(4.49)%	1.64%	3.45%
Dow Jones Global Moderate Portfolio Index	6.73%	6.68%	7.62%
Timothy Conservative Growth Fund - Class C *	(0.77)%	2.02%	3.27%
Dow Jones Global Moderate Portfolio Index	6.73%	6.68%	7.62%

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Global Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderate Portfolio Index on September 30, 2008 and held through September 30, 2018. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Emerging Markets Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy Emerging Markets Fund - Class A (With Sales Charge)	(15.74)%	(2.81)%	(1.57)% (a)
MSCI Emerging Markets Index	(3.13)%	1.20%	0.67% (a)
Timothy Emerging Markets Fund - Class C *	(12.41)%	(2.46)%	(1.34)% (a)
MSCI Emerging Markets Index	(3.13)%	1.20%	0.67% (a)
Timothy Emerging Markets Fund - Class I	(10.58)%	(1.47)%	(0.36)% (b)
MSCI Emerging Markets Index	(3.13)%	1.20%	1.83% (b)

(a)	For the period December 3, 2012 (commencement of investment in accordance with objective) to September 30, 2018.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

*	With Maximum Deferred Sales Charge

Timothy Plan Emerging Markets Fund vs. MSCI Emerging Markets Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI Emerging Markets Index on December 3, 2012 and held through September 30, 2018. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2018

Growth & Income Fund

Fund/Index	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Growth & Income Fund - Class A (With Sales Charge)	(6.68)%	(6.68)%	1.11% (a)
Timothy Growth & Income Fund Blended Index (b)	8.04%	8.04%	7.38% (a)
Timothy Growth & Income Fund - Class C *	(2.93)%	(2.93)%	1.50% (a)
Timothy Growth & Income Fund Blended Index (b)	8.04%	8.04%	7.38% (a)
Timothy Growth & Income Fund - Class I	(1.00)%	(1.00)%	2.48% (a)
Timothy Growth & Income Fund Blended Index (b)	8.04%	8.04%	7.38% (a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2018.

(b)	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs. Timothy Growth & Income Fund Blended Index (b)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2018. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Schedule of Investments  | Aggressive Growth Fund

As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 94.2%
	AEROSPACE/DEFENSE - 2.9%
9,783	HEICO Corp.	$906,004

	APPAREL - 1.6%
5,500	VF Corp.	513,975

	AUTO PARTS & EQUIPMENT - 1.7%
6,480	Aptiv PLC	543,672

	BANKS - 5.3%
10,855	CenterState Banks, Inc.	304,483
6,602	East West Bancorp, Inc.	398,563
1,482	SVB Financial Group *	460,650
8,861	Western Alliance Bancorp *	504,102

		1,667,798

	BIOTECHNOLOGY - 3.0%
2,746	Sage Therapeutics, Inc. *	387,873
2,852	Vertex Pharmaceuticals, Inc. *	549,694

		937,567

	CHEMICALS - 5.9%
7,750	Albemarle Corp.	773,295
5,411	Ingevity Corp. *	551,273
2,700	Quaker Chemical Corp.	545,967

		1,870,535

	COMMERCIAL SERVICES - 12.3%
7,833	ASGN, Inc. *	618,259
1,918	FleetCor Technologies, Inc. *	436,997
6,681	Grand Canyon Education, Inc. *	753,617
2,664	Medifast, Inc.	590,209
2,338	Strategic Education, Inc.	320,376
16,541	Travelport Worldwide Ltd.	279,047
4,419	WEX, Inc. *	887,158

		3,885,663

	COMPUTERS - 1.2%
4,999	Varonis Systems, Inc. *	366,177

	ELECTRONICS - 3.2%
7,415	Fortive Corp.	624,343
8,795	Trimble, Inc. *	382,231

		1,006,574

	ENGINEERING & CONSTRUCTION - 0.8%
4,216	TopBuild Corp. *	239,553

	ENTERTAINMENT - 0.9%
983	Vail Resorts, Inc.	269,755

	HEALTHCARE - PRODUCTS - 12.2%
1,407	ICU Medical, Inc. *	397,829
2,179	Inogen, Inc. *	531,937
12,804	Insulet Corp. *	1,356,584
3,881	Integra LifeSciences Holdings Corp. *	255,641
8,871	Quidel Corp. *	578,123
2,743	Teleflex, Inc.	729,885

		3,849,999

	HEALTHCARE - SERVICES - 1.1%
4,260	Encompass Health Corp.	332,067

	INSURANCE - 1.1%
9,974	American Equity Investment Life Holding Co.	352,681

	INTERNET - 9.2%
4,013	GoDaddy, Inc. *	334,644
2,843	GrubHub, Inc. *	394,097
4,098	Palo Alto Networks, Inc. *	923,115

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Aggressive Growth Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	INTERNET (continued) - 9.2%
2,095	Proofpoint, Inc. *	$222,761
10,985	RingCentral, Inc. - Class A *	1,022,154

		2,896,771

	MACHINERY - CONSTRUCTION & MINING - 2.3%
10,239	Oshkosh Corp.	729,426

	MACHINERY - DIVERSIFIED - 1.1%
3,247	Kadant, Inc.	350,189

	OIL & GAS - 1.0%
2,080	Concho Resources, Inc. *	317,720

	PACKAGING & CONTAINERS - 1.5%
4,398	Packaging Corporation of America	482,417

	PHARMACEUTICALS - 3.8%
4,033	PRA Health Sciences, Inc. *	444,396
3,469	Sarepta Therapeutics, Inc. *	560,278
3,966	Zogenix, Inc. *	196,714

		1,201,388

	RETAIL - 5.5%
2,274	Burlington Stores, Inc. *	370,480
1,670	Children’s Place, Inc.	213,426
6,746	Ollie’s Bargain Outlet Holdings, Inc. *	648,291
7,250	Texas Roadhouse, Inc.	502,353

		1,734,550

	SAVINGS & LOANS - 1.2%
10,437	Pacific Premier Bancorp, Inc. *	388,256

	SEMICONDUCTORS - 4.8%
18,641	Advanced Micro Devices, Inc. *	575,820
4,108	Monolithic Power System, Inc.	515,677
4,782	NXP Semiconductors NV	408,861

		1,500,358

	SOFTWARE - 6.9%
6,969	Fidelity National Information Services, Inc.	760,109
6,132	InterXion Holding NV *	412,684
1,643	MSCI, Inc.	291,485
19,033	Rapid7, Inc. *	702,698

		2,166,976

	TELECOMMUNICATIONS - 1.5%
35,485	Vonage Holdings Corp. *	502,468

	TRANSPORTATION - 2.2%
6,307	XPO Logistics, Inc. *	720,070

	TOTAL COMMON STOCK (Cost $24,050,218)	29,732,609

The accompanying notes are an integral part of these financial statements.

  Schedule of Investments  | Aggressive Growth Fund

   As of September 30, 2018 (Continued)

Shares		Fair Value

	REITs - 1.7%
5,210	CyrusOne, Inc.	$330,314
10,425	Easterly Government Properties, Inc.	201,932

	TOTAL REITS (Cost $477,566)	532,246

	MONEY MARKET FUND - 4.7%
1,473,315	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (A) (Cost $1,473,315)	1,473,315

	TOTAL INVESTMENTS - 100.6% (Cost $26,001,099)	$31,738,170
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.6) %	(181,011)

	NET ASSETS - 100.0%	$31,557,159

* Non-income producing securities.

PLC - Public Limited Co.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International Fund

As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 98.2%
	AIRLINES - 1.0%
58,100	Japan Airlines Co. Ltd. (ADR)	$1,038,247

	APPAREL - 1.7%
187,360	Prada SpA (ADR)	1,809,898

	AUTO PARTS & EQUIPMENT - 5.2%
30,100	Continental AG (ADR)	1,045,223
51,200	Magna International, Inc. - Class A	2,689,536
85,800	Valeo SA (ADR)	1,855,425

		5,590,184

	BANKS - 10.4%
41,839	DBS Group Holdings Ltd. (ADR)	3,188,341
124,000	DNB ASA (ADR)	2,605,860
38,000	Intesa Sanpaola SpA (ADR)	582,540
82,600	KBC Group NV (ADR)	3,066,112
462,000	Mizuho Financial Group, Inc. (ADR)	1,617,000

		11,059,853

	BIOTECHNOLOGY - 1.9%
11,000	Shire PLC (ADR)	1,993,970

	BUILDING MATERIALS - 2.8%
200,000	AGC, Inc. (ADR)	1,652,000
52,600	Xinyi Glass Holdings Ltd. (ADR)	1,325,257

		2,977,257

	CHEMICALS - 2.8%
24,600	Arkema SA (ADR)	3,039,330

	COMMERCIAL SERVICES - 2.0%
16,600	Ashtead Group PLC (ADR)	2,125,879

	COSMETICS - 0.9%
12,000	Shiseido Co. Ltd. (ADR)	929,940

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
44,100	ORIX Corp. (ADR)	3,573,423

	ELECTRIC - 0.4%
68,900	Power Assets Holdings Ltd. (ADR)	473,343

	ELECTRONICS - 1.6%
28,700	Orbotech Ltd. *	1,705,928

	ENGINEERING & CONSTRUCTION - 3.0%
137,000	Vinci SA (ADR)	3,248,955

	FOOD - 4.6%
18,000	Kerry Group PLC (ADR)	2,066,940
125,000	Marine Harvest ASA (ADR)	2,893,750

		4,960,690

	FOREST PRODUCTS & PAPER - 0.5%
10,000	Mondi PLC (ADR)	563,150

	HAND/MACHINE TOOLS - 3.4%
114,650	Techtronic Industries Co. (ADR)	3,650,456

	HEALTHCARE - PRODUCTS - 2.0%
58,000	Smith & Nephew PLC (ADR)	2,151,220

	HEALTHCARE - SERVICES - 2.8%
58,000	Fresenius Medical Care AG & Co. (ADR)	2,982,360

	HOME BUILDERS - 0.8%
58,000	Sekisui House Ltd. (ADR)	887,400

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | International Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	INSURANCE - 6.4%
60,300	Ageas (ADR)	$3,236,904
75,000	AIA Group Ltd. (ADR)	2,670,000
44,200	Muenchener Rueckversicherungs AG (ADR)	973,505

		6,880,409

	INTERNET - 6.6%
35,700	SINA Corp. *	2,480,436
64,800	Tencent Holdings Ltd. (ADR)	2,646,432
58,700	Yandex NV *	1,930,643

		7,057,511

	MACHINERY - CONSTRUCTION & MINING - 3.3%
53,500	Atlas Copco AB (ADR)	1,424,170
70,600	Komatsu Ltd. (ADR)	2,150,123

		3,574,293

	MACHINERY - DIVERSIFIED - 1.5%
135,000	CNH Industrial NV	1,621,350

	MINING - 1.4%
29,000	Rio Tinto PLC (ADR)	1,479,580

	MISCELLANEOUS MANUFACTURING - 1.7%
41,138	FUJIFILM Holdings Corp. (ADR)	1,860,260

	OIL & GAS - 5.2%
48,100	Eni SpA (ADR)	1,811,446
131,000	EQUINOR ASA (ADR)	3,694,200

		5,505,646

	OIL & GAS SERVICES - 1.4%
47,600	Technip SA *	1,487,500

	PHARMACEUTICALS - 2.2%
55,500	Ipsen SA (ADR)	2,344,875

	RETAIL - 1.6%
152,400	Arcos Dorados Holdings, Inc.	952,500
100,600	Kingfisher PLC (ADR)	683,074

		1,635,574

	SEMICONDUCTORS - 1.7%
41,300	Infineon Technologies AG (ADR)	938,336
10,500	NXP Semiconductors NV	897,750

		1,836,086

	SOFTWARE - 4.8%
34,200	Amadeus IT Holdings SA (ADR)	3,169,656
50,140	Open Text Corp.	1,907,326

		5,076,982

	TELECOMMUNICATIONS - 4.7%
18,600	Nice Ltd. (ADR) *	2,129,142
63,900	Nippon Telegraph & Telephone Corp. (ADR)	2,878,376

		5,007,518

	TRANSPORTATION - 2.5%
12,800	Canadian Pacific Railway Ltd.	2,712,831

	TRUCKING & LEASING - 2.1%
36,600	AerCap Holdings NV *	2,105,231

	TOTAL COMMON STOCK (Cost $92,529,179)	104,947,129

	MONEY MARKET FUND - 1.3%
1,366,888	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (A) (Cost $1,366,888)	1,366,888

	TOTAL INVESTMENTS - 99.5% (Cost $93,896,067)	$106,314,017
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.5%	541,152

	NET ASSETS - 100.0%	$106,855,169

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International Fund

As of September 30, 2018 (Continued)

*Non-income producing securities.

ADR - American Depositary Receipt.

PLC - Public Limited Co.

(A) Variable rate security; the rate shown represents the yield at September 30, 2018.

Diversification of Assets

Country	% of Net Assets

Japan	15.5%
France	9.8%
Britain	9.5%
Norway	8.6%
Hong Kong	7.6%
Canada	6.8%
Belgium	5.9%
Germany	5.6%
China	4.8%
Ireland	3.9%
Italy	3.9%
Israel	3.6%
Singapore	3.0%
Spain	3.0%
Russia	1.9%
United States	1.7%
Sweden	1.3%
Uruguay	0.9%
Netherlands	0.9%
Total	98.2%

Money Market Fund	1.3%
Other Assets Less Liabilities - Net	0.5%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

  Schedule of Investments | Large/Mid Cap Growth Fund

   As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 95.4%
	AEROSPACE/DEFENSE - 1.9%
9,596	General Dynamics Corp.	$1,964,493

	APPAREL - 1.0%
10,753	VF Corp.	1,004,868

	AUTO PARTS & EQUIPMENT - 0.6%
7,615	Aptiv PLC	638,899

	BANKS - 4.1%
27,603	East West Bancorp, Inc.	1,666,393
5,701	SVB Financial Group *	1,772,042
13,298	Western Alliance Bancorp *	756,523

		4,194,958

	BIOTECHNOLOGY - 3.1%
23,031	Celgene Corp. *	2,061,044
2,791	Sage Therapeutics, Inc. *	394,229
3,542	Vertex Pharmaceuticals, Inc. *	682,685

		3,137,958

	CHEMICALS - 5.1%
11,822	Albemarle Corp.	1,179,599
8,965	FMC Corp.	781,569
11,161	LyondellBasell Industries NV	1,144,114
4,637	Sherwin-Williams Co.	2,110,809

		5,216,091

	COMMERCIAL SERVICES - 2.1%
6,277	Grand Canyon Education, Inc. *	708,046
2,273	MarketAxess Holdings, Inc.	405,708
5,013	WEX, Inc. *	1,006,410

		2,120,164

	COMPUTERS - 3.1%
11,090	Nutanix, Inc. *	473,765
17,329	Varonis Systems, Inc. *	1,269,349
24,462	Western Digital Corp.	1,432,005

		3,175,119

	DIVERSIFIED FINANCIAL SERVICES - 1.9%
26,415	Intercontinental Exchange, Inc.	1,978,219

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
15,311	Emerson Electric Co.	1,172,516

	ELECTRONICS - 8.7%
18,298	Amphenol Corp. - Class A	1,720,378
12,459	Fortive Corp.	1,049,048
17,459	Honeywell International, Inc.	2,905,178
6,795	Keysight Technologies, Inc. *	450,373
24,695	TE Connectivity Ltd.	2,171,431
11,762	Trimble, Inc. *	511,177

		8,807,585

	ENTERTAINMENT - 0.6%
2,147	Vail Resorts, Inc.	589,180

	FOOD - 3.0%
23,083	McCormick & Co., Inc.	3,041,185

	HAND/MACHINE TOOLS - 1.1%
7,683	Stanley Black & Decker, Inc.	1,125,099

	HEALTHCARE - PRODUCTS - 4.4%
1,167	ABIOMED, Inc. *	524,858
4,680	Edwards Lifesciences Corp. *	814,788
6,323	Henry Schein, Inc. *	537,645
13,287	Insulet Corp. *	1,407,758
4,647	Teleflex, Inc.	1,236,520

		4,521,569

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	HEALTHCARE - SERVICES - 0.9%
6,305	Centene Corp. *	$912,838

	INSURANCE - 1.8%
24,487	Arthur J. Gallagher & Co.	1,822,812

	INTERNET - 4.7%
28,267	CDW Corp.	2,513,502
4,337	GrubHub, Inc. *	601,195
7,535	Palo Alto Networks, Inc. *	1,697,334

		4,812,031

	MACHINERY - CONSTRUCTION & MINING - 3.6%
8,938	BWX Technologies, Inc.	558,983
15,131	Caterpillar, Inc.	2,307,326
10,772	Oshkosh Corp.	767,397

		3,633,706

	OIL & GAS - 3.7%
3,172	Concho Resources, Inc. *	484,523
32,071	ConocoPhillips	2,482,295
5,956	Diamondback Energy, Inc.	805,192

		3,772,010

	PACKAGING & CONTAINERS - 0.8%
7,814	Packaging Corporation of America	857,118

	PHARMACEUTICALS - 6.4%
25,669	AbbVie, Inc.	2,427,774
7,694	Neurocrine Biosciences, Inc. *	945,977
6,992	Sarepta Therapeutics, Inc. *	1,129,278
21,888	Zoetis, Inc.	2,004,065

		6,507,094

	RETAIL - 11.7%
6,770	Burlington Stores, Inc. *	1,102,968
8,452	Costco Wholesale Corp.	1,985,206
38,298	Lowe’s Cos, Inc.	4,397,376
2,855	Lululemon Athletica, Inc. *	463,909
5,009	O’Reilly Automotive, Inc. *	1,739,726
22,635	Restaurant Brands International, Inc.	1,341,803
12,708	Texas Roadhouse, Inc.	880,537

		11,911,525

	SEMICONDUCTORS - 9.3%
24,109	Advanced Micro Devices, Inc. *	744,727
6,568	Broadcom Ltd.	1,620,523
23,480	Maxim Integrated Products, Inc.	1,324,037
32,208	Micron Technology, Inc. *	1,456,768
5,929	Monolithic Power Systems, Inc.	744,267
7,660	NVIDIA Corp.	2,152,613
16,628	NXP Semiconductors NV	1,421,694

		9,464,629

	SOFTWARE - 7.2%
10,619	Fidelity National Information Services, Inc.	1,158,214
22,426	InterXion Holding NV *	1,509,270
14,442	PTC, Inc. *	1,533,596
47,853	Rapid7, Inc. *	1,766,733
1,608	ServiceNow, Inc. *	314,573
3,243	Ultimate Software Group, Inc. *	1,044,862

		7,327,248

	TELECOMMUNICATIONS - 1.2%
75,864	Vonage Holdings Corp. *	1,074,234

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	TRANSPORTATION - 2.2%
12,675	JB Hunt Transport Services, Inc.	$1,507,565
6,766	XPO Logistics, Inc. *	772,473

		2,280,038

	TOTAL COMMON STOCK (Cost $78,265,125)	97,063,186

	MONEY MARKET FUND - 4.6%
4,731,497	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (A) (Cost $4,731,497)	4,731,497

	TOTAL INVESTMENTS - 100.0% (Cost $82,996,622)	$101,794,683
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.0%	8,609

	NET ASSETS - 100.0%	$101,803,292

*Non-income producing securities.

PLC - Public Limited Co.

(A) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Small Cap Value Fund

As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 86.5%
	AEROSPACE/DEFENSE - 3.2%
18,645	Esterline Technologies Corp. *	$1,695,763
53,890	Kaman Corp.	3,598,774

		5,294,537

	APPAREL - 2.0%
36,751	Oxford Industries, Inc.	3,314,940

	AUTO PARTS & EQUIPMENT - 5.0%
80,420	Douglas Dynamics, Inc.	3,530,438
35,145	Gentherm, Inc. *	1,597,340
87,344	Methode Electronics, Inc.	3,161,853

		8,289,631

	BANKS - 15.9%
85,914	Columbia Banking System, Inc.	3,330,886
37,935	Glacier Bancorp, Inc.	1,634,619
81,230	Great Western Bancorp, Inc.	3,427,094
128,350	Hanmi Financial Corp.	3,195,915
99,244	Heritage Commerce Corp.	1,480,720
73,434	Legacy Texas Financial Group, Inc.	3,128,288
78,000	Renasant Corp.	3,214,380
85,245	ServisFirst Bancshares, Inc.	3,337,342
42,415	South State Corp.	3,478,030

		26,227,274

	BUILDING MATERIALS - 7.3%
36,161	Apogee Enterprises, Inc.	1,494,173
95,271	Continental Building Products, Inc. *	3,577,426
194,219	Summit Materials, Inc. - Class A *	3,530,901
96,925	Universal Forest Products, Inc.	3,424,360

		12,026,860

	CHEMICALS - 2.2%
47,091	Innospec, Inc.	3,614,234

	COMMERCIAL SERVICES - 1.0%
73,555	Carriage Services, Inc.	1,585,110

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
51,356	Novanta, Inc. *	3,512,750

	ELECTRONICS - 1.0%
20,765	OSI Systems, Inc. *	1,584,577

	ENGINEERING & CONSTRUCTION - 2.0%
59,105	Comfort Systems USA, Inc.	3,333,522

	FOOD - 5.2%
290,380	Hostess Brands, Inc. *	3,214,507
23,003	J & J Snack Foods Corp.	3,470,923
90,975	Nomad Foods Ltd. *	1,843,154

		8,528,584

	GAS - 1.1%
49,910	South Jersey Industries, Inc.	1,760,326

	HEALTHCARE - PRODUCTS - 1.6%
32,531	CONMED Corp.	2,577,106

	HOME BUILDERS - 1.9%
81,089	Installed Building Products, Inc. *	3,162,471

	INSURANCE - 5.1%
45,425	Aspen Insurance Holdings Ltd.	1,898,765
71,852	Employers Holdings, Inc.	3,254,896
32,460	Mercury General Corp.	1,628,194
17,897	Safety Insurance Group, Inc.	1,603,571

		8,385,426

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	MACHINERY - 4.4%
20,537	Alamo Group, Inc.	$1,881,395
43,629	Albany International Corp. - Class A	3,468,506
47,900	Columbus McKinnon Corp.	1,893,966

		7,243,867

	MISCELLANEOUS MANUFACTURER - 1.1%
41,024	Lydall, Inc. *	1,768,134

	OFFICE FURNISHINGS - 3.8%
145,855	Interface, Inc.	3,405,714
118,345	Knoll, Inc.	2,775,190

		6,180,904

	OIL & GAS - 8.3%
292,645	Callon Petroleum Co. *	3,508,814
130,201	Jagged Peak Energy, Inc. *	1,800,680
34,142	Penn Virginia Corp. *	2,749,797
55,886	Resolute Energy Corp. *	2,113,050
389,337	SRC Energy, Inc. *	3,461,206

		13,633,547

	OIL & GAS SERVICES - 1.5%
158,580	ProPetro Holding Corp. *	2,614,984

	RETAIL - 3.8%
60,323	BJ’s Wholesale Club Holdings, Inc. *	1,615,450
35,820	Lithia Motors, Inc.	2,925,061
39,079	Sonic Corp.	1,693,684

		6,234,195

	SAVINGS & LOANS - 3.0%
90,915	Banc of California, Inc.	1,718,294
81,928	Berkshire Hills Bancorp, Inc.	3,334,470

		5,052,764

	SEMICONDUCTORS - 1.8%
83,025	Brooks Automation, Inc.	2,908,365

	SOFTWARE - 2.2%
50,785	Omnicell, Inc. *	3,651,441

	TOTAL COMMON STOCK (Cost $126,894,380)	142,485,549

	REITs - 12.9%
118,208	Americold Realty Trust	2,957,564
78,625	Columbia Property Trust, Inc.	1,858,695
170,109	Easterly Government Properties, Inc.	3,295,011
53,245	Potlatch Corp.	2,180,383
182,375	Ramco-Gershenson Properties Trust	2,480,300
124,360	STAG Industrial, Inc.	3,419,900
254,007	Summit Hotel Properties, Inc.	3,436,715
45,003	Terreno Realty Corp.	1,696,611

	TOTAL REITs (Cost $20,239,896)	21,325,179

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Small Cap Value Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 2.0%
3,288,923	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (A)	$3,288,923

	(Cost $3,288,923)

	TOTAL INVESTMENTS - 101.4% (Cost $150,423,199)	$167,099,651
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (1.4) %	(2,371,801)

	NET ASSETS - 100.0%	$164,727,850

* Non-income producing securities.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value Fund

As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 90.8%
	AEROSPACE/DEFENSE - 5.1%
44,050	Curtiss-Wright Corp.	$6,053,351
28,780	General Dynamics Corp.	5,891,842

		11,945,193

	BANKS - 7.2%
97,650	Chemical Financial Corp.	5,214,510
53,900	East West Bancorp, Inc.	3,253,943
8,736	SVB Financial Group *	2,715,411
98,815	Western Alliance Bancorp *	5,621,585

		16,805,449

	BUILDING MATERIALS - 1.9%
51,900	Eagle Materials, Inc.	4,423,956

	CHEMICALS - 3.2%
16,300	Sherwin-Williams Co.	7,419,923

	COMPUTERS - 2.3%
80,785	Amdocs Ltd.	5,330,194

	DIVERSIFIED FINANCIAL SERVICES - 2.7%
84,870	Intercontinental Exchange, Inc.	6,355,914

	ELECTRIC - 5.2%
122,300	CMS Energy Corp.	5,992,700
55,800	DTE Energy Co.	6,089,454

		12,082,154

	ELECTRIC COMPONENTS & EQUIPMENT - 3.5%
48,530	Energizer Holdings, Inc.	2,846,285
40,500	Hubbell, Inc.	5,409,585

		8,255,870

	ELECTRONICS - 14.6%
70,740	Amphenol Corp. - Class A	6,650,975
96,800	Avnet, Inc.	4,333,736
102,450	FLIR Systems, Inc.	6,297,602
36,245	Honeywell International, Inc.	6,031,168
121,500	nVent Electric PLC *	3,299,940
75,900	PerkinElmer, Inc.	7,382,793

		33,996,214

	ENVIRONMENTAL CONTROL - 1.5%
78,500	Pentair PLC	3,402,975

	FOOD - 6.3%
140,500	Flowers Foods, Inc.	2,621,730
49,990	JM Smucker Co.	5,129,474
52,300	McCormick & Co., Inc.	6,890,525

		14,641,729

	HEALTHCARE - PRODUCTS - 4.9%
79,800	Dentsply Sirona, Inc.	3,011,652
114,800	Patterson Companies, Inc.	2,806,860
49,730	STERIS PLC	5,689,112

		11,507,624

	INSURANCE - 5.4%
86,500	Arthur J. Gallagher & Co.	6,439,060
27,220	Everest Re Group Ltd.	6,218,953

		12,658,013

	MEDIA - 2.5%
6,682	Cable One, Inc.	5,904,282

	MISCELLANEOUS MANUFACTURING - 1.3%
34,750	Eaton Corp. PLC	3,013,868

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	OIL & GAS - 6.8%
45,500	Diamondback Energy, Inc.	$6,151,145
50,585	EOG Resources, Inc.	6,453,128
42,100	Marathon Petroleum Corp.	3,366,737

		15,971,010

	OIL & GAS SERVICES - 0.8%
46,305	Halliburton Co.	1,876,742

	RETAIL - 3.5%
19,425	Advance Auto Parts, Inc.	3,269,810
49,900	Genuine Parts Co.	4,960,060

		8,229,870

	SEMICONDUCTORS - 5.7%
51,200	KLA - Tencor Corp.	5,207,552
16,500	Lam Research Corp.	2,503,050
100,800	Maxim Integrated Products, Inc.	5,684,112

		13,394,714

	SOFTWARE - 1.7%
29,650	Broadridge Financial Solutions, Inc.	3,912,318

	TEXTILES - 1.4%
18,800	Mohawk Industries, Inc. *	3,296,580

	TRANSPORTATION - 3.3%
47,900	Union Pacific Corp.	7,799,556

	TOTAL COMMON STOCK (Cost $169,436,912)	212,224,148

	REITs - 5.3%
28,825	Public Storage	5,811,985
36,925	Simon Property Group, Inc.	6,526,494

	TOTAL REITs (Cost $13,477,918)	12,338,479

	MONEY MARKET FUND - 3.1%
7,176,332	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (A)	7,176,332

	(Cost $7,176,332)

	TOTAL INVESTMENTS - 99.2% (Cost $190,091,162)	$231,738,959
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.8%	1,849,601

	NET ASSETS - 100.0%	$233,588,560

* Non-income producing securities.

PLC - Public Limited Co.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Fixed Income Fund

As of September 30, 2018

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 96.5%
	CORPORATE BONDS - 33.3%
$ 1,000,000	ABB Finance USA, Inc.	2.875	5/8/2022	$981,942
1,000,000	Abbvie, Inc.	3.200	5/14/2026	932,682
1,000,000	American Electric Power	3.200	11/13/2027	938,641
500,000	Analog Devices, Inc.	3.900	12/15/2025	491,526
1,000,000	Boardwalk Pipelines LP	5.750	9/15/2019	1,024,655
1,000,000	Broadridge Financial Solutions, Inc.	3.400	6/27/2026	949,168
1,000,000	Buckeye Partners LP	3.950	12/1/2026	923,567
1,000,000	Canadian Pacific RR Co.	2.900	2/1/2025	952,063
1,000,000	CBOE Holdings, Inc.	3.650	1/12/2027	959,588
1,000,000	Celgene Corp.	3.875	8/15/2025	986,607
1,000,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	1,012,394
1,000,000	CSX Corp.	3.250	6/1/2027	949,446
1,000,000	Delphi Automotive Systems Corp.	4.150	3/15/2024	1,003,142
500,000	Digital Realty Trust LP	3.700	8/15/2027	475,885
500,000	Dollar General Corp.	4.125	5/1/2028	494,063
750,000	Eaton Corp.	2.750	11/2/2022	728,569
1,000,000	Enable Midstream Partners LP	3.900	5/15/2024	968,872
750,000	Husky Energy, Inc.	3.950	4/15/2022	756,790
906,076	John Sevier Combined Cycle Generation LLC	4.626	1/15/2042	970,320
750,000	Johnson Controls, Inc.	5.000	3/30/2020	765,326
1,000,000	Kennametal, Inc.	3.875	2/15/2022	992,546
800,000	LYB International Finance BV	4.000	7/15/2023	801,578
1,500,000	NiSource Finance Corp.	3.490	5/15/2027	1,425,212
1,000,000	Nutrien Ltd.	4.000	12/15/2026	968,465
1,000,000	Phillips 66	3.605	2/15/2025	965,845
1,000,000	Stanley Black & Decker, Inc.	2.900	11/1/2022	979,044
700,000	Sunoco Logistics Partners LP	4.250	4/1/2024	698,543
1,200,000	Ventas Realty LP/CAP Corp.	3.250	8/15/2022	1,178,331
1,000,000	Zimmer Biomet Holdings, Inc.	2.700	4/1/2020	990,640

	TOTAL CORPORATE BONDS (Cost $27,042,343)			26,265,450

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 63.2%
	GOVERNMENT NOTES & BONDS - 37.3%
6,400,000	United States Treasury Note	3.125	5/15/2021	6,442,000
10,915,000	United States Treasury Note	2.125	6/30/2022	10,609,721
5,935,000	United States Treasury Note	2.250	11/15/2024	5,688,906
3,000,000	United States Treasury Note	2.000	8/15/2025	2,811,914
1,000,000	United States Treasury Note	1.625	2/15/2026	907,617
2,500,000	United States Treasury Note	4.500	2/15/2036	2,967,041

	TOTAL GOVERNMENT NOTES & BONDS (Cost $30,717,302)			29,427,199

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 25.9%
596,040	GNMA Pool 783060	4.000	8/15/2040	610,398
274,405	GNMA Pool 783403	3.500	9/15/2041	274,189
335,086	GNMA Pool G2 4520	5.000	8/20/2039	357,185
413,490	GNMA Pool G2 4947	5.000	2/20/2041	439,006
1,118,529	GNMA Pool G2 MA3376	3.500	1/20/2046	1,115,310
787,941	GNMA Pool G2 MA3596	3.000	4/20/2046	765,379
2,027,925	GNMA Pool G2 MA3663	3.500	5/20/2046	2,020,839
940,422	GNMA Pool G2 MA3735	3.000	6/20/2046	912,915
744,179	GNMA Pool G2 MA3736	3.500	6/20/2046	741,349
1,205,196	GNMA Pool G2 MA4004	3.500	10/20/2046	1,200,056

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Fixed Income Fund

As of September 30, 2018 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 25.9% (Cont.)
$ 827,821	GNMA Pool G2 MA4509	3.000	6/20/2047	$802,921
1,126,085	GNMA Pool G2 MA4652	3.500	8/20/2047	1,120,918
1,535,360	GNMA Pool G2 MA4719	3.500	9/20/2047	1,528,315
1,549,866	GNMA Pool G2 MA4778	3.500	10/20/2047	1,542,751
1,381,172	GNMA Pool G2 MA4901	4.000	12/20/2047	1,406,366
1,292,848	GNMA Pool G2 MA4963	4.000	1/20/2048	1,316,436
1,049,612	GNMA Pool G2 MA4964	4.500	1/20/2048	1,086,281
1,702,384	GNMA Pool G2 MA5021	4.500	2/20/2048	1,761,858
1,466,226	GNMA Pool G2 MA5138	4.500	4/20/2048	1,517,450

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $21,242,391)			20,519,922

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $51,959,693)			49,947,121

	TOTAL BONDS AND NOTES (Cost $79,002,036)			76,212,571

Shares
	MONEY MARKET FUND - 2.9%
2,255,083	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (A)			2,255,083

	(Cost $2,255,083)

	TOTAL INVESTMENTS - 99.4% (Cost $81,257,119)			$78,467,654
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.6%			512,827

	NET ASSETS - 100.0%			$78,980,481

GNMA - Government National Mortgage Association.

LLC - Limited Liability Company.

LP - Limited Partnership.

(A) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond Fund

As of September 30, 2018

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 93.9%
$ 1,000,000	Adient Global Holdings Ltd. (A)	4.875	8/15/2026	$893,750
1,000,000	Alliance Resource Finance Corp. (A)	7.500	5/1/2025	1,068,750
500,000	Amsted Industries, Inc. (A)	5.000	3/15/2022	502,500
500,000	Amsted Industries, Inc. (A)	5.375	9/15/2024	497,500
1,000,000	Ashtead Capital, Inc. (A)	4.125	8/15/2025	955,000
950,000	B&G Foods, Inc.	5.250	4/1/2025	910,813
750,000	BBA US Holdings, Inc. (A)	5.375	5/1/2026	752,813
1,000,000	Berry Plastics Corp.	5.125	7/15/2023	1,008,750
500,000	Braskem Finance, Ltd.	6.450	2/3/2024	535,000
500,000	BWX Technologies, Inc. (A)	5.375	7/15/2026	503,125
250,000	Calpine Corp.	5.750	1/15/2025	222,188
500,000	Cascades, Inc. (A)	5.500	7/15/2022	506,250
500,000	Cemex Finance LLC (A)	6.000	4/1/2024	516,265
500,000	Centene Corp.	4.750	1/15/2025	500,000
600,000	Community Health Systems, Inc.	6.250	3/31/2023	571,320
750,000	Covanta Holding Corp.	5.875	3/1/2024	767,588
250,000	Crestwood Midstream Finance Corp.	5.750	4/1/2025	256,250
1,000,000	CyrusOne Finance Corp.	5.000	3/15/2024	1,021,250
1,000,000	Dana, Inc.	5.500	12/15/2024	994,000
750,000	DaVita HealthCare Partners, Inc.	5.000	5/1/2025	719,063
500,000	DCP Midstream, LLC, 3 mo. LIBOR + 3.85% (A) (B)	6.250	5/21/2043	465,000
1,000,000	Delphi Jersey Holdings PLC (A)	5.000	10/1/2025	943,750
500,000	Eldorado Gold Corp. (A)	6.125	12/15/2020	476,250
1,000,000	Energy Transfer Equity LP	5.875	1/15/2024	1,055,000
1,000,000	Equinix, Inc.	5.375	5/15/2027	1,002,500
500,000	Ferrellgas LP	6.750	1/15/2022	438,750
750,000	FMG Resources (A)	5.125	5/15/2024	732,188
500,000	FTI Consulting, Inc.	6.000	11/15/2022	512,800
750,000	Gartner, Inc. (A)	5.125	4/1/2025	757,058
500,000	Genesis Energy LP	6.750	8/1/2022	512,500
500,000	Geo Group, Inc.	5.125	4/1/2023	481,250
500,000	Gibraltar Industries, Inc.	6.250	2/1/2021	503,750
500,000	Global Partners LP/ Global Finance Corp.	6.250	7/15/2022	500,000
1,000,000	Goodyear Tire & Rubber Co.	4.875	3/15/2027	921,250
500,000	IHS Markit Ltd. (A)	4.750	2/15/2025	508,515
600,000	Ingevity Corp. (A)	4.500	2/1/2026	573,570
100,000	Itron, Inc. (A)	5.000	1/15/2026	96,249
250,000	Jagged Peak Energy LLC (A)	5.875	5/1/2026	249,374
500,000	Kaiser Aluminum Corp.	5.875	5/15/2024	512,350
1,000,000	Koppers, Inc. (A)	6.000	2/15/2025	1,002,500
500,000	Magnolia Oil Gas (A)	6.000	8/1/2026	500,000
1,000,000	Millicom International Cellular SA (A)	5.125	1/15/2028	923,750
1,000,000	MPT Operating Partnership LP	5.250	8/1/2026	998,750
500,000	MSCI, Inc. (A)	5.375	5/15/2027	511,250
500,000	NGL Energy Partners LP	6.875	10/15/2021	509,377
500,000	NGL Energy Partners LP	6.125	3/1/2025	471,250
1,000,000	Nova Chemicals Corp. (A)	5.250	6/1/2027	933,750
250,000	NRG Energy, Inc.	7.250	5/15/2026	272,500
1,000,000	NuStar Logistics LP	5.625	4/28/2027	992,500
850,000	Olin Corp.	5.125	9/15/2027	824,500
500,000	Parsley Finance Corp. (A)	5.250	8/15/2025	500,000
1,000,000	PBF Finance Corp.	7.250	6/15/2025	1,052,500
500,000	QTS LP (A)	4.750	11/15/2025	481,343
1,000,000	Reynolds Group Issuer, Inc. (A)	5.125	7/15/2023	996,250
750,000	Scotts Miracle-Gro Co.	5.250	12/15/2026	721,875
1,000,000	Sealed Air Corp. (A)	5.250	4/1/2023	1,022,500
500,000	SemGroup LP	5.625	7/15/2022	498,750
500,000	SemGroup LP	6.375	3/15/2025	493,750
1,000,000	Standard Industries, Inc. (A)	5.000	2/15/2027	943,750
500,000	Steel Dynamics, Inc.	5.250	4/15/2023	509,275
1,000,000	Suburban Propane Partners LP	5.875	3/1/2027	955,000
1,000,000	Summit Midstream Holdings LLC	5.750	4/15/2025	967,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond Fund

As of September 30, 2018 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 93.9% (Cont.)
$1,000,000	Tallgrass Energy Finance Corp. (A)	5.500	1/15/2028	$1,011,250
500,000	Targa Resources Partners LP	4.250	11/15/2023	490,625
500,000	Targa Resources Partners LP	5.375	2/1/2027	502,500
500,000	Teleflex, Inc.	4.875	6/1/2026	497,500
500,000	Tempur Sealy International, Inc.	5.625	10/15/2023	501,250
750,000	Tenet Healthcare Corp.	4.375	10/1/2021	750,503
750,000	Toll Brothers Finance Corp.	4.875	11/15/2025	738,750
500,000	TreeHouse Foods, Inc. (A)	6.000	2/15/2024	518,125
750,000	TRI Pointe Group, Inc.	5.875	6/15/2024	747,188
1,000,000	TTM Technologies, Inc. (A)	5.625	10/1/2025	1,005,000
750,000	United Rentals North America, Inc.	4.875	1/15/2028	705,000
500,000	Valvoline, Inc.	4.375	8/15/2025	465,625
500,000	Valvoline, Inc.	5.500	7/15/2024	502,500
1,000,000	VeriSign, Inc.	4.625	5/1/2023	1,019,660
500,000	Weekley Finance Corp.	6.625	8/15/2025	478,750
325,000	Weekley Finance Corp.	6.000	2/1/2023	316,062
250,000	Whiting Petroleum Corp.	6.625	1/15/2026	260,938
500,000	WPX Energy, Inc.	5.250	9/15/2024	505,000
250,000	WPX Energy, Inc.	5.750	6/1/2026	254,062

	TOTAL CORPORATE BONDS (Cost $54,204,546)			53,297,187

Shares
	MONEY MARKET FUND - 3.6%
2,043,608	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (C)
	(Cost $2,043,608)			2,043,608

	TOTAL INVESTMENTS - 97.5% (Cost $56,248,154)			$55,340,795
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 2.5%			1,446,632

	NET ASSETS - 100.0%			$56,787,427

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Co.

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities had a fair value of $21,347,375 and represent 37.6% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the interest rate shown reflects the effective rate at September 30, 2018.

(C) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund

As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 92.6%
	AEROSPACE/DEFENSE - 3.0%
14,601	Elbit Systems Ltd.	$1,832,718

	APPAREL - 1.0%
19,500	Delta-Galil Industries Ltd.	574,886

	BANKS - 14.3%
54,500	Bank Hapoalim BM (ADR)	1,963,635
388,000	Bank Leumi Le-Israel BM	2,559,848
55,300	First International Bank Of Israel Ltd.	1,248,440
497,000	Israel Discount Bank Ltd.	1,657,942
69,000	Mizrahi Tefahot Bank Ltd. *	1,209,141

		8,639,006

	CHEMICALS - 2.1%
214,000	Israel Chemicals Ltd.	1,290,420

	COMPUTERS - 6.0%
11,000	Check Point Software Technologies Ltd. *	1,294,370
15,000	CyberArk Software Ltd. *	1,197,600
24,266	Kornit Digital Ltd. *	531,425
49,210	Matrix IT Ltd.	589,378

		3,612,773

	ELECTRIC - 2.0%
22,500	Ormat Technologies, Inc.	1,217,494

	ELECTRONICS - 3.9%
27,896	Ituran Location and Control Ltd.	959,622
23,400	Orbotech Ltd. *	1,390,896

		2,350,518

	ENERGY-ALTERNATE SOURCES - 0.0% **
6,360	Energix-Renewable Energies Ltd. *	7,332

	ENGINEERING & CONSTRUCTION - 0.3%
86,211	Shikun & Binui Ltd. *	177,107

	FOOD - 9.4%
24,100	Frutarom Industries Ltd.	2,495,366
21,700	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	1,026,456
160,000	Shufersal Ltd.	1,025,246
52,500	Strauss Group Ltd.	1,154,908

		5,701,976

	HEALTHCARE - PRODUCTS - 1.8%
19,000	Mazor Robotics Ltd. (ADR) *	1,108,080

	HOLDING COMPANIES - DIVERSIFIED - 2.7%
45,000	Elco Ltd.	858,987
209,400	Inrom Construction Industries Ltd.	791,829

		1,650,816

	HOME BUILDERS - 1.4%
1,800	Bayside Land Corp.	837,578

	INSURANCE - 6.8%
54,600	Clal Insurance Enterprises Holdings Ltd. *	1,028,574
147,000	Harel Insurance Investments & Financial Services Ltd.	1,130,334
1,080,000	Migdal Insurance & Financial Holding Ltd. *	1,198,746
121,000	Phoenix Holdings Ltd. *	731,417

		4,089,071

	LEISURE TIME - 0.7%
68,000	Maytronics Ltd.	441,714

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	OIL & NATURAL GAS - 8.1%
295,541	Delek Drilling LP	$876,985
3,000	Israel Corp. Ltd.	964,468
24,700	Noble Energy, Inc.	770,393
1,595,000	Oil Refineries Ltd.	794,824
5,900	Paz Oil Co. Ltd.	925,678
737,500	Ratio Oil Exploration 1992 LP *	550,255

		4,882,603

	PHARMACEUTICALS - 1.4%
1,575,013	Novolog Ltd.	583,017
2,200	Taro Pharmaceutical Industries Ltd. *	216,260

		799,277

	REAL ESTATE - 6.8%
80,000	Alony Hetz Properties & Investments Ltd.	841,318
176,000	Amot Investments Ltd.	929,322
11,000	Azrieli Group Ltd.	565,095
40,000	Gazit-Globe Ltd.	364,666
332,522	Jerusalem Economy Ltd. *	932,766
11,366	Melisron Ltd.	494,167

		4,127,334

	RETAIL - 2.3%
84,909	Delek Automotive Systems Ltd. *	460,949
34,300	Tadiran Holdings Ltd.	943,292

		1,404,241

	SEMICONDUCTORS - 5.3%
14,700	Mellanox Technologies Ltd. *	1,079,715
41,300	Nova Measuring Instruments Ltd. *	1,086,603
1	Tower Semiconductor Ltd. *	14
46,900	Tower Semiconductor Ltd. *	1,020,544

		3,186,876

	SOFTWARE - 4.3%
95,783	Magic Software Enterprises Ltd.	814,156
27,455	Pointer Telocation Ltd. *	356,915
29,500	Radware Ltd. *	780,865
48,600	Sapiens International Corp. NV	642,006

		2,593,942

	TELECOMMUNICATIONS - 7.9%
81,000	AudioCodes Ltd.	814,860
69,800	Cellcom Israel Ltd. *	473,942
22,600	Nice Ltd. (ADR) *	2,587,022
73,600	Partner Communications Co. Ltd. *	387,008
13,117	Silicom Ltd. *	532,026

		4,794,858

	TEXTILES - 1.1%
30,300	Fox Wizel Ltd.	620,883

	TOTAL COMMON STOCK (Cost $42,187,052)	55,941,503

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 2.2%
1,358,738	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (A)	$1,358,738

	(Cost $1,358,738)

	TOTAL INVESTMENTS - 94.8% (Cost $43,545,790)	$57,300,241
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 5.2%	3,141,894

	NET ASSETS - 100.0%	$60,442,135

* Non-income producing securities.

** Less than 0.05%.

ADR - American Depositary Receipt.

LP - Limited Partnership.

(A) Variable rate security; the rate shown represents the yield at September 30, 2018.

Diversification of Assets

Country	% of Net Assets

Israel	89.3%
United States	3.3%

Total	92.6%
Money Market Fund	2.2%
Other Assets Less Liabilities - Net	5.2%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 26.6%
	AGRICULTURE - 0.7%
1,709	Adecoagro SA *	$12,561
3,336	Bunge Ltd.	229,217
1,502	Nutrien Ltd. *	86,665

		328,443

	CHEMICALS - 2.8%
8,718	CF Industries Holdings, Inc.	474,608
2,969	FMC Corp.	258,837
1,952	K+S AG	40,992
11,619	Mosaic Co.	377,385
1,463	Sasol Ltd. (ADR)	56,530
3,811	Sociedad Quimica Y Minera de Chile, SA (ADR)	174,239

		1,382,591

	COAL - 0.0% **
1,167	SunCoke Energy, Inc. *	13,561

	ENVIRONMENTAL CONTROL - 0.1%
1,300	Kurita Water Industries Ltd.	37,884

	FOOD - 1.1%
5,133	BRF SA (ADR) *	28,129
680	Cal-Maine Foods, Inc.	32,844
3,205	Darling Ingredients, Inc. *	61,921
269	Fresh Del Monte Produce, Inc.	9,116
1,040	Ingredion, Inc.	109,158
1,900	Megmilk Snow Brand Co. Ltd.	48,828
12,300	Nippon Suisan Kaisha Ltd.	80,134
4,054	Pilgrim’s Pride Corp. *	73,337
890	Sanderson Farms, Inc.	91,999

		535,466

	FOREST PRODUCTS & PAPER - 0.0% **
900	Sumitomo Forestry Co. Ltd.	15,649

	HEALTHCARE - SERVICES - 1.2%
61,100	Brookdale Senior Living, Inc. *	600,613

	IRON/STEEL - 1.9%
1,178	Allegheny Technologies, Inc. *	34,810
1,052	ArcelorMittal (ADR) *	32,465
300	Daido Steel Co. Ltd.	14,579
32,999	Gerdau SA (ADR)	138,926
4,300	Hitachi Metals Ltd.	53,265
4,100	JFE Holdings Inc	94,103
5,600	Kobe Steel Ltd.	49,795
2,000	Nippon Steel & Sumitomo Metal Corp.	42,321
762	POSCO (ADR)	50,292
588	Salzgitter AG	29,402
3,654	Severstal PAO (GDR)	60,839
841	Ternium SA (ADR)	25,474
7,000	Tokyo Steel Manufacturing Co. Ltd.	51,274
1,503	United States Steel Corp.	45,811
15,495	Vale SA (ADR)	229,946

		953,302

	MACHINERY - DIVERSIFIED - 1.1%
1,442	AGCO Corp.	87,659
4,046	CNH Industrial NV	48,592
2,144	Deere & Co.	322,308
6,100	Kubota Corp.	103,703

		562,262

	METAL FABRICATE/HARDWARE - 0.1%
500	Maruichi Steel Tube Ltd. *	16,309
942	Tenaris SA (ADR)	31,576

		47,885

	MINING - 5.5%
3,452	Agnico Eagle Mines Ltd.	118,058
2,967	Alamos Gold, Inc.	13,678

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Defensive Strategies Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	MINING - 5.5% (Continued)
3,064	Anglo American PLC	$68,844
5,945	AngloGold Ashanti Ltd. (ADR)	51,008
1,391	Antofagasta PLC	15,509
2,974	BHP Billiton Ltd. (ADR)	148,224
234	BHP Billiton PLC (ADR)	10,291
2,352	Cameco Corp. *	26,813
3,247	Cia De Minas Buenaventura (ADR)	43,542
817	Compass Minerals International, Inc.	54,902
3,000	Detour Gold Corp. *	24,230
145	Eramet	15,334
298	First Quantum Minerals Ltd.	3,391
1,932	Franco-Nevada Corp.	120,847
14,950	Freeport-McMoRan, Inc.	208,104
24,174	Glencore PLC	104,566
25,830	Gold Fields Ltd. (ADR)	62,509
2,494	Goldcorp, Inc. *	25,439
21,521	Hecla Mining Co.	60,044
9,900	Hudbay Minerals, Inc.	50,090
15,889	IAMGOLD Corp. *	58,472
1,412	KAZ Minerals PLC	10,120
36,641	Kinross Gold Corp. *	98,931
16,700	Lundin Mining Corp.	88,371
3,400	Mitsubishi Materials Corp.	101,624
1,594	MMC Norilsk Nickel PJSC (ADR)	27,576
4,437	Newmont Mining Corp.	133,997
6,360	Pan American Silver Corp.	93,874
1,552	Randgold Resources Ltd. (ADR)	109,494
5,622	Rio Tinto PLC (ADR)	286,834
117	Royal Gold, Inc.	9,016
1,948	Southern Copper Corp.	84,037
900	Sumitomo Metal Mining Co. Ltd.	31,583
14,900	Tahoe Resources, Inc. *	41,152
7,443	Teck Resources Ltd.	179,252
15,894	Turquoise Hill Resources Ltd. *	33,695
1,249	Vedanta Ltd. (ADR)	15,987
4,563	Wheaton Precious Metals Corp. *	79,853

		2,709,291

	MISCELLANEOUS MANUFACTURER - 0.1%
1,043	Harsco Corp. *	29,778

	OIL & GAS - 9.6%
268	Anadarko Petroleum Corp.	18,066
4,506	Antero Resources Corp. *	79,801
2,136	Apache Corp.	101,823
9,800	ARC Resources Ltd.	109,175
2,514	Cabot Oil & Gas Corp.	56,615
4,417	Callon Petroleum Co. *	52,960
5,407	Canadian Natural Resources Ltd.	176,593
1,437	Carrizo Oil & Gas, Inc. *	36,212
13,966	Cenovus Energy, Inc.	140,135
1,323	Centennial Resource Development, Inc. *	28,908
901	Chesapeake Energy Corp. *	4,045
370	Cimarex Energy Co.	34,388
1,521	Concho Resources, Inc. *	232,333
876	ConocoPhillips	67,802
994	Continental Resources, Inc. *	67,870
20,700	Crescent Point Energy Corp.	131,637
3,890	Devon Energy Corp.	155,367
272	Diamondback Energy, Inc.	36,772
1,026	Ecopetrol SA (ADR)	27,630
1,870	Encana Corp.	24,516
1,997	Energen Corp. *	172,081
9,700	Enerplus Corp.	119,693
1,233	Ensco PLC - Class A	10,407

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	OIL & GAS - 9.6% (Continued)
1,962	EOG Resources, Inc.	$250,292
127	EQT Corp.	5,617
1,865	Equinor ASA (ADR)	52,593
587	Helmerich & Payne, Inc.	40,368
628	Hess Corp.	44,952
3,600	Husky Energy, Inc.	63,166
15,200	Inpex Corp.	189,624
3,940	Lukoil PJSC (ADR)	302,198
894	Marathon Oil Corp.	20,812
2,350	Matador Resources Co. *	77,668
4,881	Murphy Oil Corp.	162,733
4,377	Nabors Industries Ltd.	26,962
393	Newfield Exploration Co. *	11,330
2,548	Noble Energy, Inc.	79,472
392	Novatek OJSC (GDR)	72,128
361	Oasis Petroleum, Inc. *	5,119
435	Occidental Petroleum Corp.	35,744
800	Parex Resources, Inc. *	13,585
1,293	Parsley Energy, Inc. *	37,820
861	Patterson-UTI Energy, Inc.	14,732
1,939	PDC Energy, Inc. *	94,933
3,018	Petroleo Brasileiro SA (ADR)	36,427
12,300	Peyto Exploration & Development Corp.	105,910
530	Pioneer Natural Resources Co.	92,321
3,059	PrairieSky Royalty Ltd.	53,697
2,659	QEP Resources, Inc. *	30,100
3,069	Range Resources Corp.	52,142
14,357	Rosneft Oil Company (GDR) *	107,792
4,859	Rowan Cos PLC *	91,495
9,000	Seven Generations Energy Ltd. *	107,226
1,829	Southwestern Energy Co. *	9,346
5,600	Suncor Energy, Inc.	216,531
4,900	Tourmaline Oil Corp. *	86,203
2,400	Vermillion Energy, Inc.	79,022
14,500	Whitecap Resources, Inc.	87,947
1,925	WPX Energy, Inc. *	38,731
504	YPF SA (ADR) *	7,787

		4,689,354

	OIL & GAS SERVICES - 1.6%
1,569	Baker Hughes, Inc.	53,079
682	Core Laboratories NV	78,996
1,006	Dril-Quip, Inc. *	52,564
2,336	Halliburton Co.	94,678
3,420	McDermott International, Inc. *	63,031
409	National Oilwell Varco, Inc.	17,620
3,327	Oceaneering International, Inc. *	91,825
1,315	Oil States International, Inc. *	43,658
2,616	Schlumberger Ltd.	159,367
733	TechnipFMC PLC (France)	23,072
3,683	TechnipFMC PLC *	115,094

		792,984

	WATER - 0.8%
459	American States Water Co.	28,063
1,356	American Water Works Co., Inc.	119,287
818	Aqua America, Inc.	30,184
437	California Water Service Group	18,747
8,680	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	51,212
1,505	United Utilities Group PLC	13,817
5,651	Veolia Environnement SA	112,829

		374,139

	TOTAL COMMON STOCK (Cost $13,221,718)	13,073,202

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Defensive Strategies Fund

As of September 30, 2018 (Continued)

Shares				Fair Value

	REITs - 21.1%
900	Alexandria Real Estate Equities, Inc.			$113,211
6,700	Apartment Investment & Management Co. - Class A			295,671
2,650	AvalonBay Communities, Inc.			480,048
1,700	Boston Properties, Inc.			209,253
3,200	Brandywine Realty Trust			50,304
4,500	Brixmor Property Group, Inc.			78,795
8,400	Columbia Property Trust, Inc.			198,576
2,300	Crown Castle International Corp.			256,059
9,900	CubeSmart			282,447
11,600	Duke Realty Corp.			329,092
2,500	EPR Properties			171,025
1,200	Equinix, Inc.			519,468
2,700	Equity Lifestyle Properties, Inc.			260,415
6,800	Equity Residential			450,568
1,154	Essex Property Trust, Inc.			284,703
2,000	Federal Realty Investment Trust			252,940
15,100	HCP, Inc.			397,432
8,000	Hospitality Properties Trust			230,720
3,800	Hudson Pacific Properties, Inc.			124,336
8,700	Invitation Homes, Inc.			199,317
3,300	Kilroy Realty Corp.			236,577
1,208	Mid-America Apartment Communities, Inc.			121,017
1,600	National Health Investors, Inc.			120,944
4,200	National Retail Properties, Inc.			188,244
935	PotlatchDeltic Corp.			38,288
12,266	Prologis, Inc.			831,512
2,100	PS Business Parks, Inc.			266,889
800	Public Storage			161,304
2,233	Rayonier, Inc.			75,498
3,200	Regency Centers Corp.			206,944
11,252	RLJ Lodging Trust			247,882
4,200	Sabra Health Care REIT, Inc.			97,104
3,929	Simon Property Group, Inc.			694,451
2,250	SL Green Realty Corp.			219,443
1,380	Spirit MTA REIT			15,898
14,000	Spirit Realty Capital, Inc.			112,840
8,400	Store Capital Corp.			233,436
10,200	UDR, Inc.			412,386
4,300	Vornado Realty Trust			313,900
6,200	Weingarten Realty Investors			184,512
5,400	Welltower, Inc.			347,328
1,726	Weyerhaeuser Co.			55,697

	TOTAL REITS (Cost $9,436,331)			10,366,474

Principal		Coupon Rate %	Maturity
	BONDS & NOTES - 33.6%
	COPORATE BONDS - 1.9%
$ 400,000	LYB International Finance BV	4.000	7/15/2023	400,789
500,000	Welltower, Inc.	3.750	3/15/2023	496,972

	TOTAL CORPORATE BONDS (Cost $893,393)			897,761

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 31.7%
1,806,806	TIPS	0.125	4/15/2019	1,795,620
2,663,111	TIPS	0.125	4/15/2022	2,588,003
1,922,471	TIPS	0.625	1/15/2024	1,897,163
1,316,866	TIPS	2.375	1/15/2025	1,435,041
1,580,764	TIPS	2.000	1/15/2026	1,700,742
1,312,112	TIPS	2.375	1/15/2027	1,462,015
1,142,764	TIPS	1.750	1/15/2028	1,223,703
1,144,416	TIPS	2.500	1/15/2029	1,316,213
1,766,417	TIPS	2.125	2/15/2041	2,152,821

	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $15,958,012)			15,571,321

	TOTAL BONDS AND NOTES (Cost $16,851,405)			16,469,082

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2018 (Continued)

		Fair Value

Ounces
	ALTERNATIVE INVESTMENTS - 18.1%
6,743	Gold Bars *	$8,034,139
57,827	Silver Bars *	846,700

	TOTAL ALTERNATIVE INVESTMENTS (Cost $8,900,255)	8,880,839

Shares	MONEY MARKET FUND - 3.5%
1,700,606	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (A)	1,700,606

	(Cost $1,700,606)

	TOTAL INVESTMENTS - 102.9% (Cost $50,110,315)	$50,490,203
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (2.9) %	(1,414,575)

	NET ASSETS - 100.0%	$49,075,628

 * Non-income producing securities/investments.

 ** Less than 0.05%.

 ADR - American Depositary Receipt.

 GDR - Global Depositary Receipt.

 REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Strategic Growth Fund

As of September 30, 2018

Shares		Fair Value

	MUTUAL FUNDS - 97.7% (A)
229,083	Timothy Plan Aggressive Growth Fund *	$2,123,602
408,480	Timothy Plan Defensive Strategies Fund	4,673,014
317,409	Timothy Plan Emerging Markets Fund	2,736,063
198,820	Timothy Plan Fixed Income Fund	1,950,425
336,155	Timothy Plan Growth & Income Fund	3,654,003
280,181	Timothy Plan High Yield Bond Fund	2,527,231
773,432	Timothy Plan International Fund	7,533,228
121,906	Timothy Plan Israel Common Values Fund	1,918,799
414,327	Timothy Plan Large/Mid Cap Growth Fund	3,869,816
206,561	Timothy Plan Large/Mid Cap Value Fund	4,209,704
110,900	Timothy Plan Small Cap Value Fund	2,292,304

	TOTAL MUTUAL FUNDS (Cost $34,529,733)	37,488,189

	MONEY MARKET FUND - 2.7%
1,041,790	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (B)	1,041,790

	(Cost $1,041,790)

	TOTAL INVESTMENTS - 100.4% (Cost $35,571,523)	$38,529,979
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.4) %	(139,007)

	NET ASSETS - 100.0%	$38,390,972

* Non-income producing securities.

(A) Affiliated Funds - Class A.

(B) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Conservative Growth Fund

As of September 30, 2018

Shares		Fair Value

	MUTUAL FUNDS - 95.1% (A)
220,788	Timothy Plan Aggressive Growth Fund *	$2,046,709
496,240	Timothy Plan Defensive Strategies Fund	5,676,984
270,433	Timothy Plan Emerging Markets Fund	2,331,129
1,291,118	Timothy Plan Fixed Income Fund	12,665,871
445,493	Timothy Plan Growth & Income Fund	4,842,505
371,312	Timothy Plan High Yield Bond Fund	3,349,233
551,945	Timothy Plan International Fund	5,375,945
113,093	Timothy Plan Israel Common Values Fund	1,780,089
411,813	Timothy Plan Large/Mid Cap Growth Fund	3,846,334
211,534	Timothy Plan Large/Mid Cap Value Fund	4,311,072
122,474	Timothy Plan Small Cap Value Fund	2,531,545

	TOTAL MUTUAL FUNDS (Cost $46,133,963)	48,757,416

	MONEY MARKET FUND - 5.1%
2,622,149	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (B)	2,622,149

	(Cost $2,622,149)

	TOTAL INVESTMENTS - 100.2% (Cost $48,756,112)	$51,379,565
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.2) %	(121,649)

	NET ASSETS - 100.0%	$51,257,916

* Non-income producing securities.

(A) Affiliated Funds - Class A.

(B) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Emerging Markets Fund

As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 67.6%
	AEROSPACE/DEFENSE - 3.1%
33,706	Embraer SA (ADR)	$660,301

	AGRICULTURE - 1.6%
42,566	Adecoagro SA *	312,860

	APPAREL - 1.6%
111,500	Yue Yuen Industrial Holdings Ltd.	309,924

	AUTO MANUFACTURERS - 2.5%
16,724	Kia Motors Corp.	529,198

	AUTO PARTS & EQUIPMENT - 3.0%
2,268	China Yuchai International Ltd.	39,168
2,852	Hyundai Mobis Co. Ltd.	586,212

		625,380

	BANKS - 12.3%
18,455	Absa Group Ltd.	198,071
146,301	AkBank TAS *	168,529
65,501	Banco del Bajio SA (A)	161,832
58,400	Bangkok Bank PCL (NVDR)	379,221
1,529,900	Bank Rakyat Indonesia Persero Tbk PT	323,403
21,200	Hapvida Participacoes E Investimentos SA *	127,405
120,993	Sberbank of Russia	375,513
111,100	Siam Commercial Bank Public Company Limited	511,871
11,134	TBC Bank Group PLC	244,505
67,379	Turkiye Garanti Bankasi AS	86,477

		2,576,827

	BUILDING MATERIALS - 5.0%
147,702	Cemex SAB de CV (ADR) *	1,039,822
85,571	Urbi Desarrollos Urbanos SAB de CV *	16,474

		1,056,296

	COMMERCIAL SERVICES - 6.8%
51,200	Cielo SA	156,412
60,300	Estacio Participacoes SA	377,484
275,506	ITE Group PLC	258,677
88,700	Kroton Educacional SA	251,426
73,700	Mills Estruturas e Servicos de Engenharia SA *	34,326
4,675	S-1 Corp. *	385,211

		1,463,536

	COMPUTERS - 2.9%
54,000	Asustek Computer, Inc.	466,905
14,862	Infosys Ltd. (ADR)	151,147

		618,052

	ELECTRIC - 2.7%
89,500	AES Tiete Energia SA	214,026
7,900	Cia Paranaense de Energia *	39,959
25,801	Reliance Infrastructure Ltd. (GDR)	317,352

		571,337

	ENGINEERING & CONSTRUCTION - 1.5%
988,400	Jasmine Broadband Internet Infrastructure Fund	320,909

	FOOD - 3.6%
1,450	Binggrae Co. Ltd. *	98,562
502,000	First Pacific Co. Ltd.	247,635
164,900	Marfrig Global Foods SA *	217,607
8,933	X5 Retail Group NV (GDR)	201,886

		765,690

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Emerging Markets Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	INSURANCE - 1.4%
30,867	Korean Reinsurance Company *	$290,791

	IRON/STEEL - 1.4%
1,074	POSCO	285,141

	MULTI-NATIONAL - 1.8%
17,612	Banco Latinoamericano de Comercio Exterior SA	368,443

	OIL & GAS - 6.4%
3,198	Lukoil PJSC (ADR)	244,455
44,500	Petrobras Distribuidora SA	216,954
8,501	Petroleo Brasileiro SA (ADR)	88,920
178,852	Vivo Energy PLC (A) *	301,056
32,117	YPF SA (ADR) *	496,208

		1,347,593

	RETAIL - 2.7%
872,000	Bosideng International Holdings Ltd.	122,583
138,500	Lifestyle International Holdings Ltd.	271,871
47,000	Luk Fook Holdings International Ltd.	163,676

		558,130

	SEMICONDUCTORS - 1.3%
6,739	Samsung Electronics Co., Ltd.	282,197

	SOFTWARE - 1.0%
302,000	Chinasoft International Ltd. *	201,465

	TELECOMMUNICATIONS - 4.8%
24,111	Empresa Nacional de Telecomunicaciones SA *	204,410
55,991	Mobile TeleSystems PJSC *	232,957
3,074,175	XL Axiata TBK PT *	569,387

		1,006,754

	TEXTILES - 0.2%
110,500	Weiqiao Textile Co.	38,975

	TOTAL COMMON STOCK (Cost $16,206,235)	14,189,799

	PREFERRED STOCK - 10.6%
29,500	Cia Brasileira de Distribuicao	642,587
61,481	Cia Paranaense de Energia *	329,609
734,638	Grupo Aval Acciones y Valores SA	288,225
92,400	Petroleo Brasileiro SA *	488,197
836,971	Surgutneftegas OJSC *	486,382

	TOTAL PREFERRED STOCK (Cost $2,195,204)	2,235,000

	REITs - 9.1%
1,102,377	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	328,476
443,043	Fibra Uno Administracion SA de CV	586,404
286,350	Macquarie Mexico Real Estate Management SA de CV (A)	343,481
420,201	PLA Administradora Industrial S de RL de CV	645,832

	TOTAL REITs (Cost $2,553,956)	1,904,193

	MONEY MARKET FUND - 11.8%
2,486,393	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (B)
	(Cost $2,486,393)	2,486,393

	TOTAL INVESTMENTS - 99.1% (Cost $23,441,788)	$20,815,385
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.9%	182,522

	NET ASSETS - 100.0%	$20,997,907

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Emerging Markets Fund

As of September 30, 2018 (Continued)

* Non-income producing securities.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NVDR - Non-Voting Depositary Receipt.

PLC - Public Limited Co.

REITs - Real Estate Investment Trust.

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities had a fair value of $806,369 and represent 3.8% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the yield at September 30, 2018.

Diversification of Assets

Country	% of Net Assets

Brazil	18.2%
Mexico	13.3%
South Korea	11.7%
Russia	7.3%
Thailand	5.8%
Hong Kong	5.3%
Indonesia	4.3%
Argentina	3.9%
Turkey	2.8%
Britain	2.7%
India	2.2%
Taiwan	2.2%
Panama	1.8%
Colombia	1.4%
Georgia	1.2%
China	1.1%
Chile	1.0%
South Africa	0.9%
Singapore	0.2%

Total	87.3%
Money Market Fund	11.8%
Other Assets in Excess of Liabilities - Net	0.9%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Growth & Income Fund

As of September 30, 2018

Shares		Fair Value

	COMMON STOCK - 43.9%
	AIRLINES - 0.6%
3,475	SkyWest, Inc.	$204,678

	APPAREL - 0.8%
2,410	Deckers Outdoor Corp. *	285,778

	AUTO PARTS & EQUIPMENT - 3.2%
4,160	Allison Transmission Holdings, Inc.	216,362
10,880	American Axle & Manufacturing Holdings, Inc. *	189,747
3,230	BorgWarner, Inc.	138,179
6,635	Dana, Inc.	123,875
920	Lear Corp.	133,400
8,135	Meritor, Inc. *	157,494
3,345	Tenneco, Inc.	140,958

		1,100,015

	BANKS - 0.6%
23,315	First BanCorp. *	212,167

	BIOTECHNOLOGY - 0.4%
6,175	Exelixis, Inc. *	109,421

	BUILDING MATERIALS - 1.8%
4,410	Boise Cascade Co.	162,288
9,395	Builders FirstSource, Inc. *	137,919
6,045	Louisiana-Pacific Corp.	160,132
4,500	Norbord, Inc.	149,265

		609,604

	CHEMICALS - 0.9%
5,415	Huntsman Corp.	147,450
3,405	Kraton Corp. *	160,546

		307,996

	COMMERCIAL SERVICES - 2.3%
2,770	ASGN, Inc. *	218,636
2,960	FTI Consulting, Inc. *	216,642
1,070	United Rentals, Inc. *	175,052
8,560	Western Union Co.	163,154

		773,484

	COMPUTERS - 2.3%
1,745	DXC Technology Co.	163,192
872	Perspecta, Inc.	22,428
4,250	Seagate Technology PLC	201,238
6,910	Syntel, Inc. *	283,172
2,060	Western Digital Corp.	120,592

		790,622

	DISTRIBUTION/WHOLESALE - 0.5%
4,990	Triton International Ltd.	166,017

	DIVERSIFIED FINANCIAL SERVICES - 2.4%
12,770	BGC Partners, Inc.	150,941
3,980	Encore Capital Group, Inc. *	142,683
4,535	Legg Mason, Inc.	141,628
5,295	OneMain Holdings, Inc. *	177,965
10,000	Santander Consumer USA Holdings, Inc.	200,400

		813,617

	ELECTRIC - 1.4%
2,680	Entergy Corp.	217,428
7,260	NRG Energy, Inc.	271,524

		488,952

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
3,395	Generac Holdings, Inc. *	191,512
5,425	SPX Corp. *	180,707

		372,219

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Growth & Income Fund

As of September 30, 2018 (Continued)

Shares		Fair Value

	ELECTRONICS - 1.0%
1,735	TE Connectivity Ltd.	$152,559
9,455	Vishay Intertechnology, Inc.	192,409

		344,968

	FOOD - 0.5%
7,490	Pilgrim’s Pride Corp. *	135,494

	HAND/MACHINE TOOLS - 0.5%
3,650	Kennametal, Inc.	158,994

	HEALTHCARE - SERVICES - 0.9%
2,020	Magellan Health, Inc. *	145,541
5,420	Tenet Healthcare Corp. *	154,253

		299,794

	HOME BUILDERS - 2.7%
2,495	LGI Homes, Inc. *	118,363
5,668	MDC Holdings, Inc.	167,659
5,570	PulteGroup, Inc.	137,969
1,415	Thor Industries, Inc.	118,436
4,050	Toll Brothers, Inc.	133,772
10,165	TRI Pointe Group, Inc. *	126,046
3,520	Winnebago Industries, Inc.	116,688

		918,933

	HOME FURNISHINGS - 1.1%
2,555	SodaStream International Ltd. *	365,569

	HOUSEHOLD PRODUCTS/WARES - 0.4%
13,420	ACCO Brands Corp.	151,646

	INSURANCE - 2.8%
5,545	American Equity Investment Life Holding Co.	196,071
7,805	CNO Financial Group, Inc.	165,622
16,720	MGIC Investment Corp. *	222,543
11,435	Radian Group, Inc.	236,361
3,110	Unum Group	121,508

		942,105

	IRON/STEEL - 1.5%
26,225	Cleveland-Cliffs, Inc. *	332,009
5,805	United States Steel Corp.	176,936

		508,945

	MACHINERY - CONSTRUCTION & MINING - 0.9%
1,130	Caterpillar, Inc.	172,314
1,935	Oshkosh Corp.	137,849

		310,163

	MINING - 0.8%
10,925	Freeport-McMoRan, Inc.	152,076
21,375	Hudbay Minerals, Inc. *	107,944

		260,020

	MISCELLANEOUS MANUFACTURER - 1.0%
4,445	Trinity Industries, Inc.	162,865
2,305	Trinseo SA	180,482

		343,347

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Growth & Income Fund

As of September 30, 2018 (Continued)

Shares				Fair Value

	OIL & GAS - 2.9%
64,300	Chesapeake Energy Corp. *			$288,707
3,875	HollyFrontier Corp.			270,863
2,665	Marathon Petroleum Corp.			213,120
1,945	Valero Energy Corp.			221,244

				993,934

	OIL & GAS SERVICES - 0.5%
9,351	McDermott International, Inc. *			172,339

	PACKAGING & CONTAINERS - 0.5%
8,090	Owens-Illinois, Inc. *			152,011

	PHARMACEUTICALS - 0.9%
3,260	Express Scripts Holding Co. *			309,732

	PRIVATE EQUITY - 0.5%
7,850	Carlyle Group LP			177,017

	RETAIL - 3.3%
4,050	Big Lots, Inc.			169,250
1,490	Children’s Place, Inc.			190,422
2,705	Group 1 Automotive, Inc.			175,555
8,745	Michaels Companies, Inc. *			141,931
7,185	Qurate Retail Group, Inc. *			159,579
3,535	Rush Enterprises, Inc. *			138,961
5,605	Tailored Brands, Inc.			141,190

				1,116,888

	SEMICONDUCTORS - 1.8%
1,530	KLA-Tencor Corp.			155,616
985	Lam Research Corp.			149,425
3,750	Micron Technology, Inc. *			169,613
1,540	MKS Instruments, Inc.			123,430

				598,084

	TRUCKING & LEASING - 1.1%
3,140	AerCap Holdings NV *			180,613
3,240	Greenbrier Companies, Inc.			194,723
				375,336

	TOTAL COMMON STOCK (Cost $14,061,361)			14,869,889

	EXCHANGE TRADED FUNDS - 0.3%
4,490	James Biblically Responsible Investment ETF * (A) (Cost $112,195)			113,310

	REITs - 1.0%
8,150	New Residential Investment Corp.			145,233
7,830	Xenia Hotels & Resorts, Inc.			185,571

	TOTAL REITs (Cost $291,798)			330,804

Par Value		Coupon Rate (%)	Maturity

	BONDS & NOTES - 52.5%
	GOVERNMENT NOTES, BONDS & AGENCIES - 44.3%
$314,815	Federal Home Loan Banks	3.000	4/18/2031	288,414
500,000	Federal Home Loan Mortgage Corp.	3.100	3/29/2023	493,910
2,000,000	United States Treasury Note	1.250	10/31/2018	1,998,697
500,000	United States Treasury Note	1.250	1/31/2019	498,248
3,000,000	United States Treasury Note	2.327	1/31/2019	3,002,194
1,500,000	United States Treasury Note	1.250	4/30/2019	1,489,805
2,000,000	United States Treasury Note	2.625	11/15/2020	1,991,133
1,500,000	United States Treasury Note	1.625	8/15/2022	1,428,926
3,000,000	United States Treasury Note	1.750	5/15/2023	2,846,133
1,000,000	United States Treasury Note	3.125	2/15/2042	990,038

	TOTAL GOVERNMENT NOTES, BONDS & AGENCIES (Cost $15,280,792)			15,027,498

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Growth & Income Fund

As of September 30, 2018 (Continued)

Principal		Coupon Rate (%)	Maturity	Fair Value

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 8.2%
$ 2,499,260	United States Treasury Note TIPS (Cost $2,876,733)	2.375	1/15/2027	$2,784,791

	TOTAL BONDS & NOTES (Cost $18,157,525)			17,812,289

Shares
	MONEY MARKET FUND - 2.3%
765,958	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.95% (B)			765,958

	(Cost $765,958)

	TOTAL INVESTMENTS - 100.0% (Cost $33,388,837)			$33,892,250
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.0%			11,991

	NET ASSETS - 100.0%			$33,904,241

* Non-income producing securities.

LP - Limited Partnerships.

PLC - Public Limited Company.

REITs - Real Estate Investment Trust.

(A) Affiliated issuer.

(B) Variable rate security; the rate shown represents the yield at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2018

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

ASSETS:
Investments, at cost	$26,001,099	$93,896,067	$82,996,622	$150,423,199	$190,091,162	$81,257,119

Investments, at value	$31,738,170	$106,314,017	$101,794,683	$167,099,651	$231,738,959	$78,467,654
Dividends and interest receivable	16,119	183,962	47,724	339,143	159,231	558,190
Receivable for fund shares sold	70,767	406,528	124,379	243,057	2,052,146	109,715
Receivable for securities sold	-	-	-	229,535	-	-
Receivable for foreign tax reclaims	-	133,630	-	-	-	-
Prepaid expenses and other assets	18,281	20,711	21,805	28,509	35,045	15,875

Total Assets	31,843,337	107,058,848	101,988,591	167,939,895	233,985,381	79,151,434

LIABILITIES:
Payable for fund shares redeemed	206,949	43,530	46,630	2,229,545	123,435	69,102
Payable to service providers	14,215	24,502	19,316	35,413	42,336	22,170
Accrued advisory fees	19,713	81,982	66,619	103,588	135,046	25,061
Accrued 12b-1 fees	8,808	18,133	25,257	36,286	55,593	20,839
Payable for securities purchased	-	-	-	766,755	-	-
Accrued expenses and other liabilities	36,493	35,532	27,477	40,458	40,411	33,781

Total Liabilities	286,178	203,679	185,299	3,212,045	396,821	170,953

Net Assets	$31,557,159	$106,855,169	$101,803,292	$164,727,850	$233,588,560	$78,980,481

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$24,229,629	$96,552,146	$78,778,629	$130,705,654	$172,216,330	$82,900,648
Accumulated net investment income (loss)	(267,521)	(548,573)	(229,905)	-	722,928	366,969
Accumulated net realized gain (loss) from investment	1,857,980	(1,566,412)	4,456,507	17,345,744	19,001,505	(1,497,671)
Net unrealized appreciation (depreciation) on investments	5,737,071	12,418,008	18,798,061	16,676,452	41,647,797	(2,789,465)

Net Assets	$31,557,159	$106,855,169	$101,803,292	$164,727,850	$233,588,560	$78,980,481

Class A
Net Assets	$25,926,058	$70,790,181	$79,896,912	$114,984,878	$172,163,170	$66,119,108
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,796,682	7,269,544	8,557,034	5,563,332	8,448,354	6,741,929
Net Asset Value, offering price and redemption price per share	$9.27	$9.74	$9.34	$20.67	$20.38	$9.81

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.81	$10.31	$9.88	$21.87	$21.57	$10.27	*

Class C
Net Assets	$4,357,636	$4,778,823	$11,355,023	$14,602,717	$25,851,907	$9,653,259
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	570,009	508,003	1,488,374	967,582	1,568,022	1,022,396
Net Asset Value, offering price and redemption price per share	$7.64	$9.41	$7.63	$15.09	$16.49	$9.44

Minimum Redemption Price Per Share (NAV * 0.99)	$7.56	$9.32	$7.55	$14.94	$16.33	$9.35

Class I
Net Assets	$1,273,465	$31,286,165	$10,551,357	$35,140,255	$35,573,483	$3,208,114
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	135,298	3,204,530	1,112,518	1,679,127	1,728,252	329,466
Net Asset Value, offering price and redemption price per share	$9.41	$9.76	$9.48	$20.93	$20.58	$9.74

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities (Continued)

September 30, 2017

	High Yield Bond Fund		Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

ASSETS:
Investments, at cost	$56,248,154		$43,545,790	$41,210,060	$1,041,790	$2,622,149	$23,441,788	$33,276,642
Investments in affiliates, at cost	-		-	-	34,529,733	46,133,963	-	112,195

Investments, at value	$55,340,795		$57,300,241	$41,609,364	$1,041,790	$2,622,149	$20,815,385	$33,778,940
Investments in affiliates, at value	-		-	-	37,488,189	48,757,416	-	113,310
Gold and Silver Investments, at fair value (Cost $8,900,255)	-		-	8,880,839	-	-	-	-
Cash	-		-	-	-	-	-	140
Hong Kong Dollar (HKD)(Cost $17,046)	-		-	-	-	-	17,040	-
Brazilian Real (BRL)(Cost $8,045)	-		-	-	-	-	8,045	-
Dividends and interest receivable	810,920		36,009	104,882	1,187	2,681	33,501	116,945
Receivable for fund shares sold	767,001		3,214,163	15,998	465	3,880	12,872	360
Receivable for securities sold	-		-	-	-	-	184,488	-
Deposit with broker	-		-	39,745	-	-	-	-
Receivable for foreign tax reclaims	-		-	6,293	-	-	-	1,897
Prepaid expenses and other assets	17,743		19,903	20,822	12,972	15,089	24,616	18,320

Total Assets	56,936,459		60,570,316	50,677,943	38,544,603	51,401,215	21,095,947	34,029,912

LIABILITIES:
Due to Custodian	-		-	3,967	-	-	-	-
Payable for securities purchased	-		-	-	-	-	12,575	-
Payable for fund shares redeemed	53,334		13,780	1,492,425	90,494	65,998	9,693	48,522
Payable to service providers	19,143		15,927	20,425	13,916	15,866	8,641	11,413
Accrued advisory fees	25,346		47,238	22,853	17,111	25,472	18,297	22,501
Accrued 12b-1 fees	11,007		15,409	10,415	3,420	5,228	5,167	8,421
Accrued expenses and other liabilities	40,202		35,827	52,230	28,690	30,735	43,667	34,814

Total Liabilities	149,032		128,181	1,602,315	153,631	143,299	98,040	125,671

Net Assets	$56,787,427		$60,442,135	$49,075,628	$38,390,972	$51,257,916	$20,997,907	$33,904,241

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$58,870,530		$49,677,602	$47,676,103	$35,680,794	$47,835,581	$23,829,787	$32,808,575
Accumulated net investment income (loss)	34,306		(1,500,349)	368,580	(262,904)	(198,280)	85,297	10,026
Accumulated net realized gain (loss) from investments	(1,210,050)		(1,489,213)	651,046	14,626	997,162	(290,752)	582,227
Net unrealized appreciation (depreciation) on investments	(907,359)		13,754,095	379,899	2,958,456	2,623,453	(2,626,425)	503,413

Net Assets	$56,787,427		$60,442,135	$49,075,628	$38,390,972	$51,257,916	$20,997,907	$33,904,241

Class A
Net Assets	$41,990,743		$41,137,194	$40,573,012	$32,077,770	$42,040,141	$16,941,187	$27,715,982
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,654,976		2,614,000	3,545,723	3,306,363	3,909,314	1,966,002	2,550,157
Net Asset Value, offering price and redemption price per share	$9.02		$15.74	$11.44	$9.70	$10.75	$8.62	$10.87

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.45	*	$16.66	$12.11	$10.26	$11.38	$9.12	$11.50

Class C
Net Assets	$3,219,102		$9,220,462	$5,431,737	$6,313,202	$9,217,775	$2,192,183	$3,176,382
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	352,266		610,950	498,463	725,347	944,075	261,871	302,238
Net Asset Value, offering price and redemption price per share	$9.14		$15.09	$10.90	$8.70	$9.76	$8.37	$10.51

Minimum Redemption Price Per Share (NAV * 0.99)	$9.05		$14.94	$10.79	$8.61	$9.66	$8.29	$10.41

Class I
Net Assets	$11,577,582		$10,084,479	$3,070,879	$-	$-	$1,864,537	$3,011,877
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,283,207		637,718	268,288	-	-	214,767	275,333
Net Asset Value, offering price and redemption price per share	$9.02		$15.81	$11.45	$-	$-	$8.68	$10.94

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2018

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

Investment Income:
Interest income	$20,795	$36,764	$82,423	$34,247	$84,156	$2,223,222
Dividend Income	146,350	3,259,633	1,094,944	2,165,958	3,782,668	-
Foreign tax withheld	-	(334,794)	-	-	-	-

Total Investment Income	167,145	2,961,603	1,177,367	2,200,205	3,866,824	2,223,222

Operating Expenses:
Investment advisory fees	248,801	1,049,025	788,593	1,305,824	1,892,693	494,359
12b-1 Fees:
Class A	60,647	195,188	185,658	285,740	428,602	175,723
Class C	39,547	49,819	106,529	140,024	251,468	96,371
Administration fees	72,226	221,435	190,965	319,825	446,020	172,220
Registration fees	34,614	46,934	41,285	42,384	42,431	30,306
Non 12b-1 shareholder service fees	28,208	104,440	65,223	111,528	147,156	79,266
Custody fees	6,253	22,228	16,559	33,619	30,260	18,581
Audit fees	13,643	14,475	13,700	16,803	13,954	13,674
Printing expenses	19,231	47,247	40,967	68,240	87,575	34,806
Trustees’ fees	2,548	10,523	9,150	14,176	18,830	8,030
Compliance officer fees	3,350	9,931	7,718	13,362	20,031	7,596
Insurance expenses	730	3,650	1,460	2,920	4,015	2,920
Miscellaneous expenses	3,865	4,720	4,656	2,345	1,110	5,475

Total Operating Expenses	533,663	1,779,615	1,472,463	2,356,790	3,384,145	1,139,327
Less: Expenses waived by Advisor	(29,271)	(52,451)	(46,388)	(90,874)	(241,198)	(164,786)

Net Operating Expenses	504,392	1,727,164	1,426,075	2,265,916	3,142,947	974,541

Net Investment Income (Loss)	(337,247)	1,234,439	(248,708)	(65,711)	723,877	1,248,681

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	2,614,277	(306,315)	4,948,472	20,589,359	19,004,936	(414,217)
and foreign currency translations	-	354	-	-	-	-
Capital gain dividends from REITs	-	-	-	279,942	352	-
Net change in unrealized appreciation (depreciation) on investments	1,679,056	(809,405)	5,152,488	(6,327,556)	7,805,963	(2,914,612)
and foreign currency transactions	-	66	-	-	-	-

Net Realized and Unrealized Gain (Loss) on Investments	4,293,333	(1,115,300)	10,100,960	14,541,745	26,811,251	(3,328,829)

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,956,086	$119,139	$9,852,252	$14,476,034	$27,535,128	$(2,080,148)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2018

	High Yield Bond Fund	Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

Investment Income:
Interest income	$3,052,323	$25,978	$604,470	$14,503	$35,772	$37,597	$403,525
Dividend Income	-	1,010,048	648,577	-	-	742,442	228,852
Dividend income from affiliated funds	-	-	-	430,824	617,787	-	-
Foreign tax withheld	-	(243,253)	(22,928)	-	-	(67,769)	(1,857)

Total Investment Income	3,052,323	792,773	1,230,119	445,327	653,559	712,270	630,520

Operating Expenses:
Investment advisory fees	359,090	497,192	325,371	257,651	348,384	276,012	302,346
12b-1 fees:
Class A	115,537	88,776	113,611	-	-	46,933	74,008
Class C	33,430	86,083	60,122	51,302	69,833	24,325	31,451
Administration fees	152,080	109,020	122,514	84,615	112,807	61,368	84,880
Non 12b-1 shareholder service fees	70,090	49,047	56,698	18,410	23,266	33,644	34,491
Registration fees	51,533	38,521	29,898	26,325	26,839	67,004	28,695
Printing expenses	29,059	25,952	16,876	20,472	25,843	15,545	19,903
Audit fees	13,515	12,235	12,210	13,795	14,710	15,699	14,705
Custody fees	13,023	51,096	47,512	6,565	10,326	60,564	10,713
Compliance officer fees	8,316	5,067	6,547	3,740	5,780	2,706	3,966
Trustees’ fees	5,376	4,308	7,460	4,139	5,255	1,194	5,840
Insurance expenses	1,464	365	1,460	1,460	1,281	-	438
Miscellaneous expenses	4,799	5,735	3,755	3,165	3,866	8,970	7,865

Total Operating Expenses	857,312	973,397	804,034	491,639	648,190	613,964	619,301
Less: Expenses waived by Advisor	(29,924)	-	(27,114)	-	-	(11,501)	(17,785)

Net Operating Expenses	827,388	973,397	776,920	491,639	648,190	602,463	601,516

Net Investment Income (Loss)	2,224,935	(180,624)	453,199	(46,312)	5,369	109,807	29,004

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	218,979	(674,702)	1,333,977	-	-	1,003,240	586,758
foreign currency translations	-	3,028	(6,004)	-	-	(28,339)	63
and affiliated investments	-	-	-	480,513	449,831	-	(554)
Capital gain distributions from affiliated funds	-	-	-	606,054	673,012	-	-
Capital gain dividends from REITs	-	-	73,608	-	-	-	1,275
Net change in unrealized appreciation (depreciation) on investments	(2,642,975)	4,238,600	(753,357)	-	-	(3,943,353)	(1,093,198)
affiliated investments	-	-	-	(165,160)	(609,539)	-	1,115
alternative investments	-	-	(712,551)	-	-	-	-
and foreign currency translations	-	(340)	49	-	-	(69)	-

Net Realized and Unrealized Gain (Loss) on Investments	(2,423,996)	3,566,586	(64,278)	921,407	513,304	(2,968,521)	(504,541)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(199,061)	$3,385,962	$388,921	$875,095	$518,673	$(2,858,714)	$(475,537)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income (loss)	$(337,247)	$(288,224)	$1,234,439	$330,646	$(248,708)	$(159,698)
Net realized gain (loss) from investments and foreign currency translations	2,614,277	1,503,387	(305,961)	9,963,900	4,948,472	2,495,324
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,679,056	3,127,978	(809,339)	3,000,892	5,152,488	8,627,675

Net increase in net assets resulting from operations	3,956,086	4,343,141	119,139	13,295,438	9,852,252	10,963,301

Distributions to Shareholders:
Net investment income
Class A	-	-	(1,590,599)	(651,323)	-	-
Class C	-	-	(78,049)	(6,005)	-	-
Class I	-	-	(317,870)	(72,240)	-	-
Net realized gains
Class A	-	-	-	-	(1,847,919)	(696,373)
Class C	-	-	-	-	(315,112)	(108,931)
Class I	-	-	-	-	(131,374)	(13,562)

Total dividends and distributions to shareholders	-	-	(1,986,518)	(729,568)	(2,294,405)	(818,866)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,109,332	10,276,076	26,340,958	29,924,470	26,743,917	28,163,409
Class C	936,704	664,926	1,087,173	1,063,169	2,228,727	2,761,483
Class I	481,847	410,807	23,288,714	10,148,632	7,874,524	2,705,137
Reinvestment of dividends and distributions
Class A	-	-	1,371,884	555,955	1,776,200	671,056
Class C	-	-	67,879	5,464	286,578	95,918
Class I	-	-	195,978	39,506	114,736	13,516
Cost of shares redeemed
Class A	(6,037,901)	(12,638,423)	(37,345,703)	(29,726,519)	(23,051,846)	(23,071,818)
Class C	(660,781)	(1,040,253)	(915,581)	(1,543,450)	(1,800,801)	(1,701,660)
Class I	(248,327)	(25,304)	(4,224,936)	(1,564,989)	(2,062,243)	(196,871)

Net increase (decrease) in net assets from share transactions of beneficial interest	580,874	(2,352,171)	9,866,366	8,902,238	12,109,792	9,440,170

Total Increase in Net Assets	4,536,960	1,990,970	7,998,987	21,468,108	19,667,639	19,584,605

Net Assets:
Beginning of year	27,020,199	25,029,229	98,856,182	77,388,074	82,135,653	62,551,048

End of year*	$31,557,159	$27,020,199	$106,855,169	$98,856,182	$101,803,292	$82,135,653

* Includes accumulated net investment income (loss) at end of period	$(267,521)	$(227,414)	$(548,573)	$88,682	$(229,905)	$(85,093)

Share Activity:
Shares Sold
Class A	710,533	1,412,044	2,594,394	3,344,583	2,994,799	3,551,281
Class C	130,147	107,222	110,883	122,174	302,780	414,212
Class I	55,163	54,291	2,284,264	1,157,000	872,751	330,898
Shares Reinvested
Class A	-	-	138,017	65,793	203,693	86,812
Class C	-	-	7,027	664	39,969	14,894
Class I	-	-	19,696	4,675	12,979	1,730
Shares Redeemed
Class A	(696,184)	(1,741,621)	(3,689,300)	(3,390,201)	(2,594,895)	(2,895,329)
Class C	(92,398)	(175,323)	(93,666)	(184,030)	(248,808)	(258,305)
Class I	(27,915)	(3,580)	(422,471)	(175,352)	(225,749)	(24,333)

Net increase (decrease) in shares of beneficial interest outstanding	79,346	(346,967)	948,844	945,306	1,357,519	1,221,860

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended

	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Operations:
Net investment income (loss)	$(65,711)	$174,210	$723,877	$366,696	$1,248,681	$1,081,386
Net realized gain (loss) from investments and foreign currency translations	20,589,359	9,445,306	19,004,936	13,916,124	(414,217)	(39,983)
Capital gain dividends from REITs	279,942	102,356	352	12,498	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,327,556)	15,135,696	7,805,963	9,553,606	(2,914,612)	(2,031,650)

Net increase (decrease) in net assets resulting from operations	14,476,034	24,857,568	27,535,128	23,848,924	(2,080,148)	(990,247)

Distributions to Shareholders:
Net investment income
Class A	(22,710)	-	(220,445)	-	(1,218,734)	(1,274,991)
Class C	-	-	-	-	(101,803)	(87,395)
Class I	(52,883)	-	(76,736)	-	(54,148)	(28,822)
Net realized gains
Class A	(9,388,636)	(1,379,261)	(10,710,030)	(1,940,987)	-	-
Class C	(1,526,616)	(197,580)	(1,896,292)	(312,832)	-	-
Class I	(1,716,592)	(95,030)	(1,324,276)	(78,954)	-	-

Total dividends and distributions to shareholders	(12,707,437)	(1,671,871)	(14,227,779)	(2,332,773)	(1,374,685)	(1,391,208)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	29,520,528	34,063,961	42,017,010	44,668,663	13,394,512	29,145,764
Class C	1,993,048	3,051,009	3,682,182	5,127,515	3,335,525	3,385,129
Class I	17,485,340	15,600,425	20,485,063	15,746,538	1,810,955	2,319,134
Reinvestment of dividends and distributions
Class A	8,933,806	1,332,783	10,092,852	1,782,051	1,067,151	1,137,339
Class C	1,478,389	189,394	1,738,242	278,290	87,551	74,448
Class I	1,609,352	79,726	1,175,132	74,220	46,244	25,178
Cost of shares redeemed
Class A	(37,994,067)	(36,134,908)	(57,481,324)	(51,593,275)	(21,251,623)	(38,428,316)
Class C	(1,771,734)	(2,277,120)	(4,442,696)	(4,692,501)	(3,003,371)	(3,243,896)
Class I	(3,561,465)	(1,277,488)	(7,228,663)	(3,161,750)	(679,913)	(771,465)

Net increase (decrease) in net assets from share transactions of beneficial interest	17,693,197	14,627,782	10,037,798	8,229,751	(5,192,969)	(6,356,685)

Total Increase (Decrease) in Net Assets	19,461,794	37,813,479	23,345,147	29,745,902	(8,647,802)	(8,738,140)

Net Assets:
Beginning of year	145,266,056	107,452,577	210,243,413	180,497,511	87,628,283	96,366,423

End of year*	$164,727,850	$145,266,056	$233,588,560	$210,243,413	$78,980,481	$87,628,283

* Includes accumulated net investment income (loss) at end of period	$-	$71,470	$722,928	$296,232	$366,969	$340,631

Share Activity:
Shares Sold
Class A	1,453,270	1,841,275	2,121,546	2,470,843	1,337,781	2,846,241
Class C	132,775	213,742	230,041	341,567	347,652	343,433
Class I	849,056	849,133	1,027,556	856,447	182,832	229,120
Shares Reinvested
Class A	459,560	70,705	526,767	100,624	107,477	111,777
Class C	103,525	13,180	111,426	18,918	9,157	7,594
Class I	81,901	4,189	60,825	4,160	4,701	2,487
Shares Redeemed
Class A	(1,858,772)	(1,954,274)	(2,919,770)	(2,845,566)	(2,123,360)	(3,761,593)
Class C	(118,838)	(159,590)	(278,184)	(313,752)	(313,092)	(329,334)
Class I	(173,006)	(66,949)	(362,574)	(169,874)	(68,181)	(75,731)

Net increase (decrease) in shares of beneficial interest outstanding	929,471	811,411	517,633	463,367	(515,033)	(626,006)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund		Defensive Strategies Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended

	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Operations:
Net investment income (loss)	$2,224,935	$2,020,983	$(180,624)	$133,738	$453,199	$(48,943)
Net realized gain (loss) from investments and foreign currency translations	218,979	422,511	(671,674)	689,047	1,327,973	272,119
Capital gain dividends from REITs	-	-	-	-	73,608	94,148
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,642,975)	1,248,316	4,238,260	5,289,562	(1,465,859)	(1,377,738)

Net increase (decrease) in net assets resulting from operations	(199,061)	3,691,810	3,385,962	6,112,347	388,921	(1,060,414)

Distributions to Shareholders:
Net investment income
Class A	(1,768,397)	(1,652,789)	(359,503)	(265,667)	(60,700)	(208,348)
Class C	(102,963)	(92,483)	(42,642)	(49,930)	-	-
Class I	(432,389)	(248,296)	(5,694)	(10,636)	(11,149)	(2,838)
Return of Capital
Class A	-	-	(129,767)	-	-	-
Class C	-	-	(29,086)	-	-	-
Class I	-	-	(31,812)	-	-	-

Total dividends and distributions to shareholders	(2,303,749)	(1,993,568)	(598,504)	(326,233)	(71,849)	(211,186)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	15,559,524	31,183,806	20,164,685	24,717,238	7,809,456	12,582,965
Class C	554,200	806,793	2,149,433	3,951,474	541,442	1,389,434
Class I	8,399,536	11,795,627	8,130,495	1,727,826	1,070,040	2,620,051
Reinvestment of dividends and distributions
Class A	1,555,166	1,432,008	449,425	245,204	57,373	196,408
Class C	92,585	83,410	61,406	43,283	-	-
Class I	315,949	153,646	31,555	8,532	8,471	2,381
Cost of shares redeemed
Class A	(26,107,974)	(30,260,787)	(16,303,706)	(10,511,012)	(17,672,282)	(30,288,144)
Class C	(828,446)	(563,008)	(1,345,224)	(1,335,601)	(1,796,160)	(4,160,352)
Class I	(6,455,778)	(3,979,380)	(735,007)	(275,995)	(683,791)	(381,311)

Net increase (decrease) in net assets from share transactions of beneficial interest	(6,915,238)	10,652,115	12,603,062	18,570,949	(10,665,451)	(18,038,568)

Total Increase (Decrease) in Net Assets	(9,418,048)	12,350,357	15,390,520	24,357,063	(10,348,379)	(19,310,168)

Net Assets:
Beginning of year	66,205,475	53,855,118	45,051,615	20,694,552	59,424,007	78,734,175

End of year*	$56,787,427	$66,205,475	$60,442,135	$45,051,615	$49,075,628	$59,424,007

* Includes accumulated net investment income (loss) at end of period	$34,306	$113,120	$(1,500,349)	$(1,027,201)	$368,580	$(12,867)

Share Activity:
Shares Sold
Class A	1,683,808	3,356,207	1,308,467	1,786,768	680,848	1,108,876
Class C	59,502	86,106	146,910	302,596	49,408	128,104
Class I	916,697	1,273,172	537,915	123,082	93,378	232,834
Shares Reinvested
Class A	170,795	154,827	29,744	19,538	5,019	17,351
Class C	10,053	8,921	4,212	3,568	-	-
Class I	34,809	16,553	2,081	679	742	211
Shares Redeemed
Class A	(2,832,414)	(3,278,174)	(1,068,959)	(748,818)	(1,543,665)	(2,701,606)
Class C	(89,194)	(60,370)	(91,658)	(99,863)	(164,218)	(384,962)
Class I	(701,269)	(427,863)	(48,538)	(19,084)	(59,636)	(33,852)

Net increase (decrease) in shares of beneficial interest outstanding	(747,213)	1,129,379	820,174	1,368,466	(938,124)	(1,633,044)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund		Emerging Markets Fund

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income (loss)	$(46,312)	$(230,099)	$5,369	$(187,665)	$109,807	$97,810
Net realized gain from investments and foreign currency translations	480,513	338,897	449,831	170,419	974,901	417,866
Capital gain distributions from affiliated funds	606,054	109,062	673,012	126,976	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated funds and foreign currency translations	(165,160)	2,933,572	(609,539)	3,046,851	(3,943,422)	2,388,280

Net increase (decrease) in net assets resulting from operations	875,095	3,151,432	518,673	3,156,581	(2,858,714)	2,903,956

Distributions to Shareholders:
Net Investment Income
Class A	-	-	-	-	(113,234)	(43,769)
Class C	-	-	-	-	(5,091)	-
Class I	-	-	-	-	(14,243)	(4,732)
From net realized gains
Class A	-	-	(137,622)	-	-	-
Class C	-	-	(31,354)	-	-	-

Total dividends and distributions to shareholders	-	-	(168,976)	-	(132,568)	(48,501)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	3,962,826	4,166,453	4,287,330	6,702,813	11,859,076	11,239,828
Class C	695,858	785,628	1,689,015	1,695,154	789,603	1,505,369
Class I	-	-	-	-	847,810	952,797
Reinvestment of dividends and distributions
Class A	-	-	131,649	-	105,541	41,696
Class C	-	-	30,014	-	4,430	-
Class I	-	-	-	-	12,412	4,324
Cost of shares redeemed
Class A	(5,414,758)	(6,834,735)	(7,840,182)	(8,654,305)	(9,432,142)	(3,799,619)
Class C	(1,461,107)	(1,715,590)	(2,480,370)	(2,943,388)	(723,848)	(316,701)
Class I	-	-	-	-	(538,854)	(135,941)

Net increase (decrease) in net assets from share transactions of beneficial interest	(2,217,181)	(3,598,244)	(4,182,544)	(3,199,726)	2,924,028	9,491,753

Total Increase (Decrease) in Net Assets	(1,342,086)	(446,812)	(3,832,847)	(43,145)	(67,254)	12,347,208

Net Assets:
Beginning of year	39,733,058	40,179,870	55,090,763	55,133,908	21,065,161	8,717,953

End of year*	$38,390,972	$39,733,058	$51,257,916	$55,090,763	$20,997,907	$21,065,161

* Includes accumulated net investment income (loss) at end of period	$(262,904)	$(260,506)	$(198,280)	$(236,547)	$85,297	$46,816

Share Activity:
Shares Sold
Class A	406,432	464,147	396,929	655,267	1,212,100	1,274,463
Class C	79,661	96,618	171,926	180,953	84,433	176,963
Class I	-	-	-	-	90,646	107,396
Shares Reinvested
Class A	-	-	12,201	-	11,017	5,122
Class C	-	-	3,047	-	473	-
Class I	-	-	-	-	1,289	529
Shares Redeemed
Class A	(557,644)	(762,256)	(727,089)	(845,604)	(992,425)	(426,808)
Class C	(167,568)	(211,295)	(253,047)	(312,252)	(77,584)	(36,280)
Class I	-	-	-	-	(57,141)	(14,747)

Net increase (decrease) in shares of beneficial interest outstanding	(239,119)	(412,786)	(396,033)	(321,636)	272,808	1,086,638

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Growth & Income Fund

	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$29,004	$10,837
Net realized gain from investments and foreign currency translations	586,267	3,128,758
Capital gain dividends from REITs	1,275	13,128
Net change in unrealized appreciation (depreciation) on investments	(1,092,083)	(1,372,106)

Net increase (decrease) in net assets resulting from operations	(475,537)	1,780,617

Distributions to Shareholders:
Net Investment Income
Class A	(18,351)	(21,156)
Class I	(5,651)	(5,642)
From net realized gains
Class A	(721,257)	-
Class C	(74,717)	-
Class I	(65,160)	-

Total dividends and distributions to shareholders	(885,136)	(26,798)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	3,785,740	6,564,420
Class C	770,706	928,371
Class I	1,229,539	775,543
Reinvestment of dividends and distributions
Class A	710,191	20,338
Class C	68,477	-
Class I	69,743	5,224
Cost of shares redeemed
Class A	(6,094,471)	(14,180,161)
Class C	(528,346)	(1,069,371)
Class I	(376,437)	(275,644)

Net decrease in net assets from share transactions of beneficial interest	(364,858)	(7,231,280)

Total Decrease in Net Assets	(1,725,531)	(5,477,461)

Net Assets:
Beginning of year	35,629,772	41,107,233

End of year*	$33,904,241	$35,629,772

* Includes accumulated net investment income (loss) at end of period	$10,026	$-

Share Activity:
Shares Sold
Class A	338,559	604,205
Class C	71,395	87,468
Class I	108,880	71,030
Shares Reinvested
Class A	63,566	1,881
Class C	6,305	-
Class I	6,217	480
Shares Redeemed
Class A	(548,737)	(1,299,652)
Class C	(48,945)	(100,879)
Class I	(33,491)	(25,176)

Net decrease in shares of beneficial interest outstanding	(36,251)	(660,643)

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$8.10	$6.82	$7.98		$9.18	$9.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.09)	(0.08)	(0.04)		(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	1.26	1.36	(0.02)	(B)	(0.05)	0.84

Total from investment operations	1.17	1.28	(0.06)		(0.13)	0.73

LESS DISTRIBUTIONS:
From net realized gains on investments	-	-	(1.10)		(1.07)	(0.55)

Total distributions	-	-	(1.10)		(1.07)	(0.55)

Net asset value, end of year	$9.27	$8.10	$6.82		$7.98	$9.18

Total return (C)(D)	14.44%	18.77%	(1.03)%		(2.35)%	8.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$25,926	$22,549	$21,209		$16,306	$19,268
Ratios to average net assets
Expenses, before waiver and reimbursement	1.73%	1.69%	1.69%		1.77%	1.74%
Expenses, net waiver and reimbursement (E)	1.63%	1.59%	1.59%		1.67%	1.73%
Net investment loss, before waiver and reimbursement	(1.16)%	(1.12)%	(0.73)%		(1.04)%	(1.19)%
Net investment loss, net waiver and reimbursement (E)	(1.06)%	(1.02)%	(0.63)%		(0.94)%	(1.18)%
Portfolio turnover rate	85%	151%	124%		144%	91%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$6.73	$5.71	$6.90	$8.13	$8.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.13)	(0.11)	(0.08)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments	1.04	1.13	(0.01) (B)	(0.03)	0.75

Total from investment operations	0.91	1.02	(0.09)	(0.16)	0.59

LESS DISTRIBUTIONS:
From net realized gains on investments	-	-	(1.10)	(1.07)	(0.55)

Total distributions	-	-	(1.10)	(1.07)	(0.55)

Net asset value, end of year	$7.64	$6.73	$5.71	$6.90	$8.13

Total return (C)(D)	13.52%	17.86%	(1.73)%	(3.10)%	7.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,358	$3,584	$3,426	$3,442	$3,458
Ratios to average net assets
Expenses, before waiver and reimbursement	2.48%	2.44%	2.44%	2.52%	2.49%
Expenses, net waiver and reimbursement (E)	2.38%	2.34%	2.34%	2.42%	2.48%
Net investment loss, before waiver and reimbursement	(1.91)%	(1.88)%	(1.47)%	(1.78)%	(1.94)%
Net investment loss, net waiver and reimbursement (E)	(1.81)%	(1.78)%	(1.37)%	(1.69)%	(1.93)%
Portfolio turnover rate	85%	151%	124%	144%	91%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$8.21	$6.89	$8.03	$9.21	$9.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.06)	(0.03)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	1.27	1.38	(0.01) (B)	(0.05)	0.82

Total from investment operations	1.20	1.32	(0.04)	(0.11)	0.75

LESS DISTRIBUTIONS:
From net realized gains on investments	-	-	(1.10)	(1.07)	(0.55)

Total distributions	-	-	(1.10)	(1.07)	(0.55)

Net asset value, end of year	$9.41	$8.21	$6.89	$8.03	$9.21

Total return (C)	14.62%	19.16%	(0.75)%	(2.10)%	8.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,273	$887	$395	$303	$140
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.44%	1.44%	1.52%	1.33%
Expenses, net waiver and reimbursement (D)	1.38%	1.34%	1.34%	1.42%	1.28%
Net investment loss, before waiver and reimbursement	(0.91)%	(0.88)%	(0.48)%	(0.74)%	(0.78)%
Net investment loss, net waiver and reimbursement (D)	(0.81)%	(0.78)%	(0.38)%	(0.69)%	(0.73)%
Portfolio turnover rate	85%	151%	124%	144%	91%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015		For the Year ended September 30, 2014

Net asset value, beginning of year	$9.86	$8.53	$8.47		$8.89		$8.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.11	0.04	0.00	*	0.08		0.05
Net realized and unrealized gain (loss) on investments	(0.02)	1.38	0.15		(0.50)		0.36

Total from investment operations	0.09	1.42	0.15		(0.42)		0.41

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.09)	(0.09)		-		(0.17)

Total distributions	(0.21)	(0.09)	(0.09)		-		(0.17)

Net asset value, end of year	$9.74	$9.86	$8.53		$8.47		$8.89

Total return (B)(C)	0.91%	16.78%	1.85%		(4.72)%	(D)	4.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$70,790	$81,153	$70,013		$53,458		$54,709
Ratios to average net assets
Expenses, before waiver and reimbursement	1.71%	1.69%	1.68%		1.67%		1.69%
Expenses, net waiver and reimbursement (E)	1.66%	1.64%	1.63%		1.62%		1.68%
Net investment income (loss) before waiver and reimbursement	1.05%	0.35%	(0.03)%		0.88%		0.52%
Net investment income (loss), net waiver and reimbursement (E)	1.10%	0.40%	0.02%		0.93%		0.52%
Portfolio turnover rate	19%	42%	28%		30%		31%
*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)

As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014

Net asset value, beginning of year	$9.55	$8.25	$8.21	$8.67		$8.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	(0.03)	(0.06)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	(0.01)	1.34	0.15	(0.48)		0.35	(B)

Total from investment operations	0.02	1.31	0.09	(0.46)		0.33

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.01)	(0.05)	-		(0.12)

Total distributions	(0.16)	(0.01)	(0.05)	-		(0.12)

Net asset value, end of year	$9.41	$9.55	$8.25	$8.21		$8.67

Total return (C)(D)	0.12%	15.93%	1.09%	(5.31)%	(E)	3.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,779	$4,620	$4,495	$3,498		$3,336
Ratios to average net assets
Expenses, before waiver and reimbursement	2.46%	2.44%	2.43%	2.41%		2.44%
Expenses, net waiver and reimbursement (F)	2.41%	2.39%	2.38%	2.36%		2.44%
Net investment income (loss) before waiver and reimbursement	0.28%	(0.41)%	(0.74)%	0.17%		(0.21)%
Net investment income (loss), net waiver and reimbursement (F)	0.33%	(0.36)%	(0.69)%	0.18%		(0.20)%
Portfolio turnover rate	19%	42%	28%	30%		31%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)

As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

(F)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015		For the Year ended September 30, 2014

Net asset value, beginning of year	$9.89	$8.55	$8.49		$8.88		$8.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.07	0.02		0.15		0.08
Net realized and unrealized gain (loss) on investments	(0.06)	1.38	0.15	(B)	(0.54)		0.34

Total from investment operations	0.11	1.45	0.17		(0.39)		0.42

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.11)	(0.11)		-		(0.19)

Total distributions	(0.24)	(0.11)	(0.11)		-		(0.19)

Net asset value, end of year	$9.76	$9.89	$8.55		$8.49		$8.88

Total return (C)	1.04%	17.18%	2.08%		(4.39)%	(D)	4.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$31,286	$13,083	$2,880		$1,581		$461
Ratios to average net assets
Expenses, before waiver and reimbursement	1.45%	1.43%	1.45%		1.42%		1.38%
Expenses, net waiver and reimbursement (E)	1.41%	1.38%	1.39%		1.37%		1.38%
Net investment income, before waiver and reimbursement	1.60%	0.74%	0.22%		1.13%		0.85%
Net investment income, net waiver and reimbursement (E)	1.65%	0.79%	0.29%		1.18%		0.86%
Portfolio turnover rate	19%	42%	28%		30%		31%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)

As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014

Net asset value, beginning of year	$8.59	$7.46	$7.75	$8.66		$8.36

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.02)	(0.01)	(0.02)	(0.01)		(0.01)
Net realized and unrealized gain on investments	0.99	1.23	0.51	0.03	(B)	1.15

Total from investment operations	0.97	1.22	0.49	0.02		1.14

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)	(0.09)	(0.78)	(0.93)		(0.84)

Total distributions	(0.22)	(0.09)	(0.78)	(0.93)		(0.84)

Net asset value, end of year	$9.34	$8.59	$7.46	$7.75		$8.66

Total return (C)(D)	11.49%	16.53%	6.65%	(0.35)%		14.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$79,897	$68,291	$53,827	$52,682		$56,073
Ratios to average net assets
Expenses, before waiver and reimbursement	1.52%	1.52%	1.54%	1.56%		1.57%
Expenses, net waiver and reimbursement (E)	1.47%	1.47%	1.49%	1.51%		1.57%
Net investment loss, before waiver and reimbursement	(0.25)%	(0.19)%	(0.38)%	(0.14)%		(0.18)%
Net investment loss, net waiver and reimbursement (E)	(0.20)%	(0.14)%	(0.33)%	(0.09)%		(0.17)%
Portfolio turnover rate	57%	76%	71%	73%		61%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect sales load.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014

Net asset value, beginning of year	$7.11	$6.24	$6.64	$7.60		$7.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.06)	(0.07)	(0.06)		(0.07)
Net realized and unrealized gain on investments	0.81	1.02	0.45	0.03	(B)	1.02

Total from investment operations	0.74	0.96	0.38	(0.03)		0.95

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)	(0.09)	(0.78)	(0.93)		(0.84)

Total distributions	(0.22)	(0.09)	(0.78)	(0.93)		(0.84)

Net asset value, end of year	$7.63	$7.11	$6.24	$6.64		$7.60

Total return (C)(D)	10.63%	15.58%	6.04%	(1.14)%		13.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,355	$9,909	$7,636	$6,490		$5,929
Ratios to average net assets
Expenses, before waiver and reimbursement	2.27%	2.27%	2.30%	2.31%		2.32%
Expenses, net waiver and reimbursement (E)	2.22%	2.22%	2.24%	2.26%		2.32%
Net investment loss, before waiver and reimbursement	(1.00)%	(0.94)%	(1.14)%	(0.88)%		(0.93)%
Net investment loss, net waiver and reimbursement (E)	(0.95)%	(0.89)%	(1.08)%	(0.84)%		(0.93)%
Portfolio turnover rate	57%	76%	71%	73%		61%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018		For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014

Net asset value, beginning of year	$8.70		$7.54	$7.80	$8.69		$8.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.00	*	0.01	(0.01)	0.02		0.01
Net realized and unrealized gain on investments	1.00		1.24	0.53	0.02	(B)	1.15	(B)

Total from investment operations	1.00		1.25	0.52	0.04		1.16

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)		(0.09)	(0.78)	(0.93)		(0.84)

Total distributions	(0.22)		(0.09)	(0.78)	(0.93)		(0.84)

Net asset value, end of year	$9.48		$8.70	$7.54	$7.80		$8.69

Total return (C)	11.69%		16.75%	7.01%	(0.10)%		14.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,551		$3,936	$1,088	$1,202		$190
Ratios to average net assets
Expenses, before waiver and reimbursement	1.27%		1.26%	1.29%	1.31%		1.30%
Expenses, net waiver and reimbursement (D)	1.22%		1.21%	1.24%	1.26%		1.29%
Net investment income (loss), before waiver and reimbursement	(0.03)%		0.10%	(0.12)%	0.13%		0.13%
Net investment income (loss), net waiver and reimbursement (D)	0.02%		0.15%	(0.08)%	0.16%		0.14%
Portfolio turnover rate	57%		76%	71%	73%		61%
*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018		For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$20.50		$17.09	$16.93	$19.79	$20.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.00	*	0.03	(0.01)	(0.07)	(0.04)
Net realized and unrealized gain on investments	1.96		3.63	1.65	0.64	1.57

Total from investment operations	1.96		3.66	1.64	0.57	1.53

LESS DISTRIBUTIONS:
From net investment income	(0.00)	*	-	-	-	-
From net realized gains on investments	(1.79)		(0.25)	(1.48)	(3.43)	(2.04)

Total distributions	(1.79)		(0.25)	(1.48)	(3.43)	(2.04)

Net asset value, end of year	$20.67		$20.50	$17.09	$16.93	$19.79

Total return (B)(C)	10.11%		21.55%	10.67%	1.90%	7.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$114,985		$112,953	$94,871	$71,840	$71,997
Ratios to average net assets
Expenses, before waiver and reimbursement	1.50%		1.46%	1.48%	1.53%	1.53%
Expenses, net waiver and reimbursement (D)	1.44%		1.41%	1.44%	1.48%	1.52%
Net investment income (loss), before waiver and reimbursement	(0.08)%		0.13%	(0.09)%	(0.45)%	(0.25)%
Net investment income (loss), net waiver and reimbursement (D)	(0.02)%		0.18%	(0.04)%	(0.40)%	(0.25)%
Portfolio turnover rate	58%		57%	73%	30%	71%
*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$15.54	$13.10	$13.42	$16.45	$17.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.11)	(0.08)	(0.10)	(0.17)	(0.17)
Net realized and unrealized gain on investments	1.45	2.77	1.26	0.57	1.36

Total from investment operations	1.34	2.69	1.16	0.40	1.19

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.79)	(0.25)	(1.48)	(3.43)	(2.04)

Total distributions	(1.79)	(0.25)	(1.48)	(3.43)	(2.04)

Net asset value, end of year	$15.09	$15.54	$13.10	$13.42	$16.45

Total return (B)(C)	9.24%	20.70%	9.81%	1.14%	6.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,603	$13,210	$10,257	$8,981	$8,135
Ratios to average net assets
Expenses, before waiver and reimbursement	2.25%	2.21%	2.23%	2.28%	2.28%
Expenses, net waiver and reimbursement (D)	2.19%	2.16%	2.18%	2.23%	2.27%
Net investment loss, before waiver and reimbursement	(0.82)%	(0.62)%	(0.84)%	(1.19)%	(1.01)%
Net investment loss, net waiver and reimbursement (D)	(0.76)%	(0.57)%	(0.78)%	(1.14)%	(1.01)%
Portfolio turnover rate	58%	57%	73%	30%	71%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$20.74	$17.24	$17.03	$19.84	$20.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06	0.08	0.04	(0.03)	0.02
Net realized and unrealized gain on investments	1.97	3.67	1.65	0.65	1.57	(B)

Total from investment operations	2.03	3.75	1.69	0.62	1.59

LESS DISTRIBUTIONS:
From net investment income	(0.05)	-	-	-	-
From net realized gains on investments	(1.79)	(0.25)	(1.48)	(3.43)	(2.04)

Total distributions	(1.84)	(0.25)	(1.48)	(3.43)	(2.04)

Net asset value, end of year	$20.93	$20.74	$17.24	$17.03	$19.84

Total return (C)	10.37%	21.89%	10.92%	2.18%	7.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$35,140	$19,103	$2,324	$870	$532
Ratios to average net assets
Expenses, before waiver and reimbursement	1.25%	1.21%	1.26%	1.28%	1.27%
Expenses, net waiver and reimbursement (D)	1.19%	1.16%	1.20%	1.23%	1.27%
Net investment income (loss), before waiver and reimbursement	0.21%	0.38%	0.18%	(0.19)%	0.06%
Net investment income (loss), net waiver and reimbursement (D)	0.27%	0.43%	0.23%	(0.14)%	0.07%
Portfolio turnover rate	58%	57%	73%	30%	71%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$19.16	$17.15	$18.20	$19.61	$18.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	0.05	0.01	(0.01)	(0.01)
Net realized and unrealized gain on investments (B)	2.45	2.18	1.04	0.38	2.83

Total from investment operations	2.52	2.23	1.05	0.37	2.82

LESS DISTRIBUTIONS:
From net investment income	(0.03)	-	-	-	(0.09)
From net realized gains on investments	(1.27)	(0.22)	(2.10)	(1.78)	(1.26)

Total distributions	(1.30)	(0.22)	(2.10)	(1.78)	(1.35)

Net asset value, end of year	$20.38	$19.16	$17.15	$18.20	$19.61

Total return (C)(D)	13.58%	13.10%	6.40%	1.59%	16.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$172,163	$167,056	$154,260	$135,091	$138,821
Ratios to average net assets
Expenses, before waiver and reimbursement	1.46%	1.49%	1.48%	1.48%	1.50%
Expenses, net waiver and reimbursement (E)	1.35%	1.41%	1.43%	1.43%	1.49%
Net investment income (loss), before waiver and reimbursement	0.27%	0.18%	(0.01)%	(0.13)%	(0.03)%
Net investment income (loss), net waiver and reimbursement (E)	0.38%	0.26%	0.04%	(0.08)%	(0.03)%
Portfolio turnover rate	24%	39%	45%	11%	37%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$15.82	$14.30	$15.62	$17.19	$16.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.06)	(0.07)	(0.10)	(0.14)	(0.13)
Net realized and unrealized gain on investments (B)	2.00	1.81	0.88	0.35	2.49

Total from investment operations	1.94	1.74	0.78	0.21	2.36

LESS DISTRIBUTIONS:
From net investment income	-	-	-	-	(0.03)
From net realized gains on investments	(1.27)	(0.22)	(2.10)	(1.78)	(1.26)

Total distributions	(1.27)	(0.22)	(2.10)	(1.78)	(1.29)

Net asset value, end of year	$16.49	$15.82	$14.30	$15.62	$17.19

Total return (C)(D)	12.75%	12.27%	5.64%	0.82%	15.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$25,852	$23,803	$20,855	$18,458	$16,778
Ratios to average net assets
Expenses, before waiver and reimbursement	2.21%	2.24%	2.23%	2.23%	2.25%
Expenses, net waiver and reimbursement (E)	2.10%	2.16%	2.18%	2.18%	2.24%
Net investment loss, before waiver and reimbursement	(0.48)%	(0.57)%	(0.76)%	(0.88)%	(0.78)%
Net investment loss, net waiver and reimbursement (E)	(0.37)%	(0.49)%	(0.70)%	(0.83)%	(0.77)%
Portfolio turnover rate	24%	39%	45%	11%	37%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$19.34	$17.27	$18.26		$19.63	$18.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.10	0.05		0.03	0.05
Net realized and unrealized gain on investments	2.45	2.19	1.06	(B)	0.38	2.82	(B)

Total from investment operations	2.58	2.29	1.11		0.41	2.87

LESS DISTRIBUTIONS:
From net investment income	(0.07)	-	-		-	(0.11)
From net realized gains on investments	(1.27)	(0.22)	(2.10)		(1.78)	(1.26)

Total distributions	(1.34)	(0.22)	(2.10)		(1.78)	(1.37)

Net asset value, end of year	$20.58	$19.34	$17.27		$18.26	$19.63

Total return (C)	13.83%	13.36%	6.74%		1.81%	16.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$35,573	$19,384	$5,382		$3,424	$1,442
Ratios to average net assets
Expenses, before waiver and reimbursement	1.21%	1.23%	1.25%		1.23%	1.23%
Expenses, net waiver and reimbursement (D)	1.10%	1.14%	1.19%		1.18%	1.23%
Net investment income, before waiver and reimbursement	0.54%	0.46%	0.24%		0.12%	0.25%
Net investment income, net waiver and reimbursement (D)	0.65%	0.55%	0.30%		0.18%	0.26%
Portfolio turnover rate	24%	39%	45%		11%	37%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$10.22	$10.47	$10.27	$10.43	$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.16	0.13	0.14	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.39)	(0.22)	0.21	(0.04)	0.10

Total from investment operations	(0.23)	(0.09)	0.35	0.11	0.28

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.16)	(0.15)	(0.25)	(0.25)
From net realized gains on investments	-	-	-	(0.02)	(0.03)

Total distributions	(0.18)	(0.16)	(0.15)	(0.27)	(0.28)

Net asset value, end of year	$9.81	$10.22	$10.47	$10.27	$10.43

Total return (B)(C)	(2.31)%	(0.81)%	3.47%	1.08%	2.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$66,119	$75,858	$86,142	$66,107	$68,274
Ratios to average net assets
Expenses, before waiver and reimbursement	1.30%	1.30%	1.24%	1.28%	1.30%
Expenses, net waiver and reimbursement (D)	1.10%	1.10%	1.04%	1.11%	1.14%
Net investment income, before waiver and reimbursement	1.40%	1.05%	1.19%	1.29%	1.60%
Net investment income, net waiver and reimbursement (D)	1.60%	1.25%	1.39%	1.48%	1.75%
Portfolio turnover rate	30%	43%	40%	28%	18%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.85	$10.09	$9.89	$10.07	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.08	0.05	0.07	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.39)	(0.20)	0.19	(0.04)	0.11

Total from investment operations	(0.31)	(0.15)	0.26	0.04	0.21

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.09)	(0.06)	(0.20)	(0.18)
From net realized gains on investments	-	-	-	(0.02)	(0.03)

Total distributions	(0.10)	(0.09)	(0.06)	(0.22)	(0.21)

Net asset value, end of year	$9.44	$9.85	$10.09	$9.89	$10.07

Total return (B)(C)	(3.15)%	(1.49)%	2.66%	0.36%	2.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,653	$9,637	$9,660	$8,510	$7,120
Ratios to average net assets
Expenses, before waiver and reimbursement	2.05%	2.06%	1.99%	2.03%	2.05%
Expenses, net waiver and reimbursement (D)	1.85%	1.86%	1.79%	1.86%	1.90%
Net investment income, before waiver and reimbursement	0.65%	0.30%	0.46%	0.56%	0.85%
Net investment income, net waiver and reimbursement (D)	0.85%	0.50%	0.65%	0.73%	1.00%
Portfolio turnover rate	30%	43%	40%	28%	18%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$10.15	$10.41	$10.20	$10.36	$10.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.16	0.17	0.18	0.41
Net realized and unrealized gain (loss) on investments	(0.39)	(0.23)	0.22	(0.05)	(0.08)	(B)

Total from investment operations	(0.21)	(0.07)	0.39	0.13	0.33

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.19)	(0.18)	(0.27)	(0.28)
From net realized gains on investments	-	-	-	(0.02)	(0.03)

Total distributions	(0.20)	(0.19)	(0.18)	(0.29)	(0.31)

Net asset value, end of year	$9.74	$10.15	$10.41	$10.20	$10.36

Total return (C)	(2.06)%	(0.64)%	3.91%	1.28%	3.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,208	$2,134	$564	$483	$103
Ratios to average net assets
Expenses, before waiver and reimbursement	1.05%	1.08%	0.96%	1.03%	(0.44)%
Expenses, net waiver and reimbursement (D)	0.85%	0.88%	0.78%	0.87%	(0.64)%
Net investment income, before waiver and reimbursement	1.66%	1.37%	1.45%	1.58%	3.72%
Net investment income, net waiver and reimbursement (D)	1.86%	1.57%	1.63%	1.73%	3.92%
Portfolio turnover rate	30%	43%	40%	28%	18%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.40	$9.11	$8.64	$9.49	$9.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.34	0.34	0.36	0.40	0.44
Net realized and unrealized gain (loss) on investments	(0.36)	0.28	0.46	(0.85)	0.09

Total from investment operations	(0.02)	0.62	0.82	(0.45)	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.33)	(0.35)	(0.40)	(0.44)

Total distributions	(0.36)	(0.33)	(0.35)	(0.40)	(0.44)

Net asset value, end of year	$9.02	$9.40	$9.11	$8.64	$9.49

Total return (B)(C)	(0.17)%	6.94%	9.80%	(4.88)%	5.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$41,991	$52,950	$49,187	$36,279	$41,038
Ratios to average net assets
Expenses, before waiver and reimbursement	1.44%	1.32%	1.29%	1.30%	1.28%
Expenses, net waiver and reimbursement (D)	1.39%	1.27%	1.24%	1.25%	1.28%
Net investment income, before waiver and reimbursement	3.67%	3.66%	4.03%	4.28%	4.53%
Net investment income, net waiver and reimbursement (D)	3.72%	3.71%	4.08%	4.33%	4.53%
Portfolio turnover rate	12%	45%	27%	39%	53%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.51	$9.22	$8.72	$9.57	$9.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.28	0.30	0.33	0.37
Net realized and unrealized gain (loss) on investments	(0.36)	0.27	0.47	(0.86)	0.09

Total from investment operations	(0.08)	0.55	0.77	(0.53)	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.26)	(0.27)	(0.32)	(0.37)

Total distributions	(0.29)	(0.26)	(0.27)	(0.32)	(0.37)

Net asset value, end of year	$9.14	$9.51	$9.22	$8.72	$9.57

Total return (B)(C)	(0.85)%	6.04%	9.04%	(5.58)%	4.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,219	$3,539	$3,108	$2,714	$2,771
Ratios to average net assets
Expenses, before waiver and reimbursement	2.19%	2.07%	2.03%	2.05%	2.03%
Expenses, net waiver and reimbursement (D)	2.14%	2.02%	1.98%	2.00%	2.03%
Net investment income, before waiver and reimbursement	2.92%	2.91%	3.30%	3.53%	3.78%
Net investment income, net waiver and reimbursement (D)	2.97%	2.96%	3.35%	3.57%	3.79%
Portfolio turnover rate	12%	45%	27%	39%	53%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.41	$9.12	$8.65	$9.50	$9.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.36	0.37	0.39	0.43	0.47
Net realized and unrealized gain (loss) on investments	(0.36)	0.28	0.46	(0.86)	0.10

Total from investment operations	0.00	0.65	0.85	(0.43)	0.57

LESS DISTRIBUTIONS:
From net investment income	(0.39)	(0.36)	(0.38)	(0.42)	(0.47)

Total distributions	(0.39)	(0.36)	(0.38)	(0.42)	(0.47)

Net asset value, end of year	$9.02	$9.41	$9.12	$8.65	$9.50

Total return (B)	0.00%	7.21%	10.12%	(4.62)%	6.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,578	$9,717	$1,560	$2,758	$241
Ratios to average net assets
Expenses, before waiver and reimbursement	1.19%	1.06%	0.96%	1.06%	0.90%
Expenses, net waiver and reimbursement (C)	1.14%	1.01%	0.92%	1.00%	0.89%
Net investment income, before waiver and reimbursement	3.92%	3.89%	4.38%	4.55%	4.77%
Net investment income, net waiver and reimbursement (C)	3.97%	3.94%	4.42%	4.58%	4.78%
Portfolio turnover rate	12%	45%	27%	39%	53%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$14.91	$12.45	$11.10	$12.31	$12.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(A)	(0.04)	0.07	(0.09)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	1.07	2.58	1.44	(1.11)	0.37

Total from investment operations	1.03	2.65	1.35	(1.21)	0.29

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.19)	-	-	(0.67)
Return of Capital	(0.06)	-	-	-	-

Total distributions	(0.20)	(0.19)	-	-	(0.67)

Net asset value, end of year	$15.74	$14.91	$12.45	$11.10	$12.31

Total return (B)(C)	7.00%	21.62%	12.16%	(9.83)%	2.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$41,137	$34,958	$16,030	$11,756	$13,792
Ratio of expenses to average net assets	1.84%	1.80%	1.96%	1.93%	1.98%
Ratio of net investment income (loss) to average net assets	(0.27)%	0.54%	(0.82)%	(0.83)%	(0.64)%
Portfolio turnover rate	9%	10%	38%	24%	11%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$14.33	$12.01	$10.78	$12.05	$12.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.15)	(0.03)	(0.18)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	1.03	2.48	1.41	(1.09)	0.37

Total from investment operations	0.88	2.45	1.23	(1.27)	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.13)	-	-	(0.64)
Return of Capital	(0.05)	-	-	-	-

Total distributions	(0.12)	(0.13)	-	-	(0.64)

Net asset value, end of year	$15.09	$14.33	$12.01	$10.78	$12.05

Total return (B)(C)	6.20%	20.60%	11.41%	(10.54)%	1.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,220	$7,905	$4,144	$2,722	$2,342
Ratio of expenses to average net assets	2.59%	2.56%	2.71%	2.68%	2.74%
Ratio of net investment loss to average net assets	(1.01)%	(0.21)%	(1.57)%	(1.59)%	(1.38)%
Portfolio turnover rate	9%	10%	38%	24%	11%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$14.97	$12.50	$11.11	$12.29	$12.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	0.12	(0.08)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments (B)	1.06	2.57	1.47	(1.15)	0.37

Total from investment operations	1.07	2.69	1.39	(1.18)	0.32

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.22)	-	-	(0.70)
Return of Capital	(0.19)	-	-	-	-

Total distributions	(0.23)	(0.22)	-	-	(0.70)

Net asset value, end of year	$15.81	$14.97	$12.50	$11.11	$12.29

Total return (C)	7.22%	21.87%	12.51%	(9.60)%	2.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,084	$2,189	$520	$236	$13
Ratio of expenses to average net assets	1.69%	1.56%	1.72%	1.68%	1.78%
Ratio of net investment income (loss) to average net assets	0.05%	0.83%	(0.58)%	(0.58)%	(0.36)%
Portfolio turnover rate	9%	10%	38%	24%	11%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017		For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$11.37	$11.49		$10.54	$11.38	$11.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10	0.00	*	0.04	0.02	0.09
Net realized and unrealized gain (loss) on investments	(0.01)	(0.08)		0.91	(0.73)	0.25

Total from investment operations	0.09	(0.08)		0.95	(0.71)	0.34

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.04)		-	(0.12)	(0.05)
From net realized gains on investments	-	-		-	(0.01)	(0.03)

Total distributions	(0.02)	(0.04)		-	(0.13)	(0.08)

Net asset value, end of year	$11.44	$11.37		$11.49	$10.54	$11.38

Total return (B)(C)	0.75%	(0.72)%		9.01%	(6.30)%	3.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$40,573	$50,080		$68,706	$71,569	$54,054
Ratios to average net assets
Expenses, before waiver and reimbursement	1.41%	1.44%		1.35%	1.26%	1.28%
Expenses, net waiver and reimbursement (D)	1.36%	1.39%		1.30%	1.21%	1.28%
Net investment income, before waiver and reimbursement	0.86%	(0.05)%		0.35%	0.11%	0.78%
Net investment income, net waiver and reimbursement (D)	0.91%	0.00%		0.40%	0.16%	0.78%
Portfolio turnover rate	35%	51%		58%	42%	24%
*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$10.90	$11.07	$10.22		$11.04	$10.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	(0.08)	(0.04)		(0.07)	-
Net realized and unrealized gain (loss) on investments	(0.02)	(0.09)	0.89	(B)	(0.71)	0.25

Total from investment operations	0.00	(0.17)	0.85		(0.78)	0.25

LESS DISTRIBUTIONS:
From net investment income	-	-	-		(0.03)	-
From net realized gains on investments	-	-	-		(0.01)	(0.03)

Total distributions	-	-	-		(0.04)	(0.03)

Net asset value, end of year	$10.90	$10.90	$11.07		$10.22	$11.04

Total return (C)(D)	0.00%	(1.54)%	8.32%		(7.06)%	2.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,432	$6,683	$9,630		$14,671	$14,461
Ratios to average net assets
Expenses, before waiver and reimbursement	2.16%	2.21%	2.07%		2.01%	2.04%
Expenses, net waiver and reimbursement (E)	2.11%	2.16%	2.02%		1.96%	2.03%
Net investment income (loss), before waiver and reimbursement	0.09%	(0.79)%	(0.46)%		(0.67)%	(0.02)%
Net investment income (loss), net waiver and reimbursement (E)	0.14%	(0.74)%	(0.41)%		(0.62)%	(0.01)%
Portfolio turnover rate	35%	51%	58%		42%	24%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$11.38	$11.51	$10.52	$11.36	$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.06	0.09	0.05	0.18
Net realized and unrealized gain (loss) on investments	(0.02)	(0.12)	0.90	(0.73)	0.20

Total from investment operations	0.12	(0.06)	0.99	(0.68)	0.38

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.07)	-	(0.15)	(0.10)
From net realized gains on investments	-	-	-	(0.01)	(0.03)

Total distributions	(0.05)	(0.07)	-	(0.16)	(0.13)

Net asset value, end of year	$11.45	$11.38	$11.51	$10.52	$11.36

Total return (B,C)	1.04%	(0.54)%	9.41%	(6.09)%	3.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,071	$2,661	$398	$163	$97
Ratios to average net assets
Expenses, before waiver and reimbursement	1.16%	1.14%	1.18%	1.01%	0.74%
Expenses, net waiver and reimbursement (D)	1.11%	1.09%	1.12%	0.96%	0.72%
Net investment income, before waiver and reimbursement	1.14%	0.44%	0.73%	0.42%	1.50%
Net investment income, net waiver and reimbursement (D)	1.19%	0.49%	0.79%	0.47%	1.52%
Portfolio turnover rate	35%	51%	58%	42%	24%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018		For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.48		$8.73	$8.42	$8.90	$8.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.00	*	(0.04)	(0.03)	0.03	0.12
Net realized and unrealized gain (loss) on investments	0.22		0.79	0.37	(0.40)	0.45

Total from investment operations	0.22		0.75	0.34	(0.37)	0.57

LESS DISTRIBUTIONS:
From net investment income	-		-	(0.03)	(0.11)	(0.01)

Total distributions	-		-	(0.03)	(0.11)	(0.01)

Net asset value, end of year	$9.70		$9.48	$8.73	$8.42	$8.90

Total return (B)(C)	2.32%		8.59%	4.03%	(4.16)%	6.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$32,078		$32,767	$32,800	$33,071	$36,951
Ratio of expenses to average net assets (D)	1.10%		1.07%	1.05%	1.08%	1.07%
Ratio of net investment income (loss), to average net assets (D)(E)	0.00%		(0.45)%	(0.38)%	0.37%	1.34%
Portfolio turnover rate	8%		36%	37%	24%	14%
*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$8.57	$7.95	$7.70	$8.15	$7.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.06)	(0.10)	(0.08)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	0.19	0.72	0.33	(0.38)	0.43

Total from investment operations	0.13	0.62	0.25	(0.40)	0.46

LESS DISTRIBUTIONS:
From net investment income	-	-	-	(0.05)	-

Total distributions	-	-	-	(0.05)	-

Net asset value, end of year	$8.70	$8.57	$7.95	$7.70	$8.15

Total return (B)(C)	1.52%	7.80%	3.25%	(4.89)%	5.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,313	$6,966	$7,380	$7,713	$8,842
Ratio of expenses to average net assets (D)	1.85%	1.82%	1.80%	1.84%	1.82%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.70)%	(1.18)%	(1.09)%	(0.29)%	0.50%
Portfolio turnover rate	8%	36%	37%	24%	14%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$10.67	$10.06	$10.32	$11.01	$10.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	(0.02)	(0.03)	0.06	0.14
Net realized and unrealized gain (loss) on investments	0.09	0.63	0.43	(0.32)	0.41

Total from investment operations	0.11	0.61	0.40	(0.26)	0.55

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.05)	(0.10)	(0.05)
From net realized gains on investments	(0.03)	-	(0.61)	(0.33)	-

Total distributions	(0.03)	-	(0.66)	(0.43)	(0.05)

Net asset value, end of year	$10.75	$10.67	$10.06	$10.32	$11.01

Total return (B)(C)	1.06%	6.06%	4.22%	(2.47)%	5.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$42,040	$45,110	$44,437	$44,706	$47,543
Ratio of expenses to average net assets (D)	1.08%	1.04%	1.02%	1.07%	1.05%
Ratio of net investment income (loss) to average net assets (D)(E)	0.14%	(0.20)%	(0.27)%	0.53%	1.26%
Portfolio turnover rate	7%	27%	27%	25%	19%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.76	$9.27	$9.58	$10.22	$9.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.06)	(0.09)	(0.09)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments (B)	0.09	0.58	0.39	(0.30)	0.40

Total from investment operations	0.03	0.49	0.30	(0.31)	0.43

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.03)	-	(0.61)	(0.33)	-

Total distributions	(0.03)	-	(0.61)	(0.33)	-

Net asset value, end of year	$9.76	$9.76	$9.27	$9.58	$10.22

Total return (C)(D)	0.34%	5.29%	3.39%	(3.19)%	4.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,218	$9,981	$10,697	$11,135	$12,359
Ratio of expenses to average net assets (E)	1.83%	1.79%	1.77%	1.82%	1.79%
Ratio of net investment income (loss), to average net assets (E)(F)	(0.63)%	(0.96)%	(1.01)%	(0.14)%	0.41%
Portfolio turnover rate	7%	27%	27%	25%	19%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fees. Total return represents aggregate total return based on Net Asset Value.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.73	$8.06	$6.34	$10.23	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	0.06	0.03	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(1.09)	1.65	1.69	(3.35)	0.08

Total from investment operations	(1.04)	1.71	1.72	(3.31)	0.06

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.04)	-	(0.04)	-
From net realized gains on investments	-	-	-	(0.54)	(0.36)

Total distributions	(0.07)	(0.04)	-	(0.58)	(0.36)

Net asset value, end of year	$8.62	$9.73	$8.06	$6.34	$10.23

Total return (B)(C)	(10.81)%	21.29%	27.13%	(33.78)%	0.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,941	$16,889	$7,118	$5,981	$10,803
Ratios to average net assets
Expenses, before waiver and reimbursement	2.60%	2.27%	2.58%	2.50%	2.55%
Expenses, net waiver and reimbursement (D)	2.55%	2.22%	2.53%	2.45%	2.55%
Net investment income (loss), before waiver and reimbursement	0.48%	0.68%	0.39%	0.36%	(0.19)%
Net investment income (loss), net waiver and reimbursement (D)	0.53%	0.73%	0.44%	0.41%	(0.19)%
Portfolio turnover rate	51%	31%	24%	37%	39%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017		For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.48	$7.88		$6.23		$10.09	$10.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.02)	0.00	*	(0.02)		(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.07)	1.60		1.67	(B)	(3.30)	0.06

Total from investment operations	(1.09)	1.60		1.65		(3.32)	(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	-		-		-	-
From net realized gains on investments	-	-		-		(0.54)	(0.36)

Total distributions	(0.02)	-		-		(0.54)	(0.36)

Net asset value, end of year	$8.37	$9.48		$7.88		$6.23	$10.09

Total return (C)(D)	(11.53)%	20.30%		26.48%		(34.29)%	(0.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,192	$2,413		$897		$498	$883
Ratios to average net assets
Expenses, before waiver and reimbursement	3.35%	3.02%		3.36%		3.26%	3.25%
Expenses, net waiver and reimbursement (E)	3.30%	2.97%		3.28%		3.21%	3.25%
Net investment loss, before waiver and reimbursement	(0.25)%	(0.04)%		(0.29)%		(0.39)%	(0.83)%
Net investment income (loss), net waiver and reimbursement (E)	(0.20)%	0.01%		(0.24)%		(0.34)%	(0.83)%
Portfolio turnover rate	51%	31%		24%		37%	39%
*	Amount is less than $0.005 per share
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014

Net asset value, beginning of year	$9.79	$8.11	$6.35	$10.25	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.08	0.09	0.05	0.08	0.03
Net realized and unrealized gain (loss) on investments	(1.11)	1.64	1.71	(3.38)	0.05	(B)

Total from investment operations	(1.03)	1.73	1.76	(3.30)	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.05)	-	(0.06)	-
From net realized gains on investments	-	-	-	(0.54)	(0.36)

Total distributions	(0.08)	(0.05)	-	(0.60)	(0.36)

Net asset value, end of year	$8.68	$9.79	$8.11	$6.35	$10.25

Total return (C)	(10.58)%	21.52%	27.72%	(33.04)%	0.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,865	$1,762	$703	$329	$333
Ratios to average net assets
Expenses, before waiver and reimbursement	2.35%	2.02%	2.42%	2.26%	2.25%
Expenses, net waiver and reimbursement (D)	2.30%	1.97%	2.38%	2.21%	2.25%
Net investment income, before waiver and reimbursement	0.74%	0.97%	0.61%	0.90%	0.25%
Net investment income, net waiver and reimbursement (D)	0.79%	1.02%	0.66%	0.95%	0.26%
Portfolio turnover rate	51%	31%	24%	37%	39%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$11.28	$10.76	$10.53	$10.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.01	0.01	0.03	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(0.14)	0.52	0.22	(0.42)	0.97

Total from investment operations	(0.13)	0.53	0.25	(0.41)	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.01)	(0.02)	(0.01)	-
From net realized gains on investments	(0.27)	-	-	-	-

Total distributions	(0.28)	(0.01)	(0.02)	(0.01)	-

Net asset value, end of period	$10.87	$11.28	$10.76	$10.53	$10.95

Total return (C)(D)	(1.22)%	4.91%	2.36%	(3.75)%	9.50%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$27,716	$30,426	$36,486	$26,378	$24,272
Ratios to average net assets
Expenses, before waiver and reimbursement	1.70%	1.59%	1.59%	1.56%	1.68%	(F)
Expenses, net waiver and reimbursement (G)	1.65%	1.54%	1.54%	1.51%	1.67%	(F)
Net investment income (loss), before waiver and reimbursement	0.08%	0.03%	0.20%	0.08%	(0.21%)	(F)
Net investment income (loss), net waiver and reimbursement (G)	0.13%	0.08%	0.25%	0.13%	(0.21%)	(F)
Portfolio turnover rate	56%	118%	45%	75%	21%	(E)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.
(G)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.99	$10.55	$10.39		$10.87	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.07)	(0.07)	(0.06)		(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.14)	0.51	0.22	(C)	(0.42)	0.95

Total from investment operations	(0.21)	0.44	0.16		(0.48)	0.87

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.27)	-	-		-	-

Total distributions	(0.27)	-	-		-	-

Net asset value, end of period	$10.51	$10.99	$10.55		$10.39	$10.87

Total return (D)(E)	(1.97)%	4.17%	1.54%		(4.42)%	8.70%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,176	$3,006	$3,028		$3,330	$2,081
Ratios to average net assets
Expenses, before waiver and reimbursement	2.45%	2.34%	2.32%		2.30%	2.20%	(G)
Expenses, net waiver and reimbursement (H)	2.40%	2.29%	2.28%		2.25%	2.19%	(G)
Net investment loss, before waiver and reimbursement	(0.67%)	(0.73%)	(0.61%)		(0.60%)	(0.72%)	(G)
Net investment loss, net waiver and reimbursement (H)	(0.62%)	(0.68%)	(0.56%)		(0.55%)	(0.70%)	(G)
Portfolio turnover rate	56%	118%	45%		75%	21%	(F)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return and turnover are not annualized.
(G)	Annualized.
(H)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$11.34	$10.81	$10.56	$10.96	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.04	0.03	0.05	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.15)	0.53	0.23	(0.42)	0.92	(C)

Total from investment operations	(0.11)	0.56	0.28	(0.38)	0.96

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.03)	(0.03)	(0.02)	-
From net realized gains on investments	(0.27)	-	-	-	-

Total distributions	(0.29)	(0.03)	(0.03)	(0.02)	-

Net asset value, end of period	$10.94	$11.34	$10.81	$10.56	$10.96

Total return (D,E)	(0.96)%	5.19%	2.61%	(3.50)%	9.60%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,012	$2,197	$1,593	$1,573	$1,507
Ratios to average net assets
Expenses, before waiver and reimbursement	1.45%	1.34%	1.32%	1.31%	1.18%	(G)
Expenses, net waiver and reimbursement (H)	1.40%	1.29%	1.28%	1.26%	1.16%	(G)
Net investment income, before waiver and reimbursement	0.33%	0.27%	0.41%	0.32%	0.30%	(G)
Net investment income, net waiver and reimbursement (H)	0.38%	0.32%	0.46%	0.38%	0.31%	(G)
Portfolio turnover rate	56%	118%	45%	75%	21%	(F)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(D)	Total return represents aggregate total return based on Net Asset Value.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return and turnover are not annualized.
(G)	Annualized.
(H)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

September 30, 2018

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2018, the Trust consisted of fifteen series. These financial statements include the following thirteen series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund (the “Funds”). The Funds are diversified funds except for the Timothy Plan Defensive Strategy Fund which is a non-diversified fund.

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s Advisor believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000 Index.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold and silver bullion.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 6-18% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 10-20% of its net assets in the Timothy Plan International Fund; approximately 2-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund; and approximately 0-15% of its net assets in the Timothy Fixed Income Fund.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 2-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 6-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-10% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund.

The Timothy Plan Emerging Markets Fund commenced operations on December 3, 2012. The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in countries that the Fund’s Advisor/Sub-Advisor believes are experiencing rapid or above average growth or industrialization through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Growth & Income Fund commenced operations on October 1, 2013. The Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its investment objectives by employing a proprietary investment model to select equity securities for the Fund that the Fund’s Advisor/Sub-Advisor believes are undervalued and more likely to appreciate. The Fund’s Advisor/Sub-Advisor focuses on characteristics such as management commitment, value and neglect, and on equity securities that are underrepresented by institutional investors. The Fund’s Advisor/Sub-Advisor also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets and other financial statement data, as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges. For the Fund, the Fund’s Advisor/Sub-Advisor refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. The Fund’s Advisor normally will sell a security when the investment no longer meets the Funds Advisor’s/Sub-Advisor’s investment criteria.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.    SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.    INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is specific identification. Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Value Fund, Small Cap Value Fund, Defensive Strategies Fund, Emerging Markets Fund and Growth & Income Fund have made certain investments in REITs. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.    FOREIGN TAXES

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

D.    FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

E.    GOLD/SILVER RISK FACTORS

There is a risk that some or all of the Trust’s gold and silver bars held by the custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold and silver bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

Several factors may affect the price of gold and silver, including but not limited to:

• Global or regional political, economic or financial events and situations;

• Investors’ expectations with respect to the rate of inflation;

• Currency exchange rates;

• Interest rates; and

• Investment and trading activities of hedge funds and commodity funds.

F.    NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

G.    EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

H.    CLASSES

There are three classes of shares currently offered by all Funds in the Trust, except Strategic Growth Fund and Conservative Growth Fund: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

 I.    USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

 J.    FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2018, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

K.    INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

 L.    DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

Permanent book and tax differences, primarily attributable to the book/tax treatment of foreign currency gains/(losses), net operating losses and short-term capital gains, the expiration of capital loss carry forwards, adjustments for paydowns, passive foreign investment corporations, C-Corporation return of capital distributions, grantor trusts, and partnerships, and the reclassification of Fund distributions resulted in reclassifications for the Funds for the fiscal year ended September 30, 2018 as follows:

Fund	Paid In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)	Net Unrealized Appreciation/ (Depreciation)
Aggressive Growth Fund	$-	$297,140	$(297,140)	$-
International Fund	(291,487)	114,824	176,663	-
Large/Mid Cap Growth Fund	(103,934)	103,896	38	-
Small Cap Value Fund	-	69,834	(69,834)	-
Large/Mid Cap Value Fund	-	-	-	-
Fixed Income Fund	-	152,342	(152,342)	-
High Yield Bond Fund	-	-	-	-
Israel Common Values Fund	(6)	115,315	(115,315)	6
Defensive Strategies Fund	14,684	97	(16,387)	1,606
Strategic Growth Fund	(43,914)	43,914	-	-
Conservative Growth Fund	(32,899)	32,898	1	-
Emerging Markets Fund	938	61,242	(61,242)	(938)
Growth & Income Fund	-	5,024	(5,024)	-

M. SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold and silver held in the Timothy Plan Defensive Strategies Fund.

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the Board of Trustees of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

OPTIONS TRANSACTIONS –The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Funds’ portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There were no options held at September 30, 2018, and there were no options transactions for the year ended September 30, 2018.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

●Level	1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
●Level

2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●Level

3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, LPs, GDRs, NVDRs, ETFs and warrants are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees (“Board”). These securities will generally be categorized as Level 3 securities. Foreign investments are not fair valued using fair value triggers.

Investments in alternative investments, such as gold and silver bars, are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, government mortgage-backed securities, U.S. government notes and bonds, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2018:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$29,732,609	$-	$-	$29,732,609
REITs	532,246	-	-	532,246
Money Market Fund	1,473,315	-	-	1,473,315
Total	$31,738,170	$-	$-	$31,738,170

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$104,947,129	$-	$-	$104,947,129
Money Market Fund	1,366,888	-	-	1,366,888
Total	$106,314,017	$-	$-	$106,314,017

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$97,063,186	$-	$-	$97,063,186
Money Market Fund	4,731,497	-	-	4,731,497
Total	$101,794,683	$-	$-	$101,794,683

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$142,485,549	$-	$-	$142,485,549
REITs	21,325,179	-	-	21,325,179
Money Market Fund	3,288,923	-	-	3,288,923
Total	$167,099,651	$-	$-	$167,099,651

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$212,224,148	$-	$-	$212,224,148
REITs	12,338,479	-	-	12,338,479
Money Market Fund	7,176,332	-	-	7,176,332
Total	$231,738,959	$-	$-	$231,738,959

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$26,265,450	$-	$26,265,450
Government Notes & Bonds	-	29,427,199	-	29,427,199
Government Mortgage-Backed Securities	-	20,519,922	-	20,519,922
Money Market Fund	2,255,083	-	-	2,255,083
Total	$2,255,083	$76,212,571	$-	$78,467,654

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$53,297,187	$-	$53,297,187
Money Market Fund	2,043,608	-	-	2,043,608
Total	$2,043,608	$53,297,187	$-	$55,340,795

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$55,941,503	$-	$-	$55,941,503
Money Market Fund	1,358,738	-	-	1,358,738
Total	$57,300,241	$-	$-	$57,300,241

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$13,073,202	$-	$-	$13,073,202
REITs	10,366,474	-	-	10,366,474
Corporate Bonds	-	897,761	-	897,761
Treasury Inflation Protected Securities (TIPS)	-	15,571,321	-	15,571,321
Alternative Investments	8,880,839	-	-	8,880,839
Money Market Fund	1,700,606	-	-	1,700,606
Total	$34,021,121	$16,469,082	$-	$50,490,203

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$37,488,189	$-	$-	$37,488,189
Money Market Fund	1,041,790	-	-	1,041,790
Total	$38,529,979	$-	$-	$38,529,979
Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$48,757,416	$-	$-	$48,757,416
Money Market Fund	2,622,149	-	-	2,622,149
Total	$51,379,565	$-	$-	$51,379,565

Emerging Markets Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$12,981,506	$1,208,293	$-	$14,189,799
Preferred Stock	1,748,618	486,382	-	2,235,000
REITs	1,904,193	-	-	1,904,193
Money Market Fund	2,486,393	-	-	2,486,393
Total	$19,120,710	$1,694,675	$-	$20,815,385

Growth & Income Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$14,869,889	$-	$-	$14,869,889
Exchange Traded Funds	113,310	-	-	113,310
REITs	330,804	-	-	330,804
Government Notes, Bonds & Agencies	-	15,027,498	-	15,027,498
Treasury Inflation Protected Securities (TIPS)	-	2,784,791	-	2,784,791
Money Market Fund	765,958	-	-	765,958
Total	$16,079,961	$17,812,289	$-	$33,892,250

Refer to the Schedules of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the period presented. There were transfers into Level 2 during the current period presented. It is the Trust’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

Emerging Markets Fund
	Common Stock	Total
Transfer into Level 2 from Level 1	$1,694,675	$1,694,675

Transfer was due to the lack of availability of pricing from an approved pricing source.

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2018:

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

	Purchases		Sales
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth	$-	$23,514,650	$-	$23,809,750
International	-	31,823,706	-	19,813,934
Large/Mid Cap Growth	-	59,969,081	-	49,702,044
Small Cap Value	-	96,309,670	-	87,772,961
Large/Mid Cap Value	-	50,943,665	-	56,689,107
Fixed Income	18,373,016	5,520,102	24,180,355	4,372,863
High Yield Bond	-	7,204,336	-	15,812,440
Israel Common Values	-	13,831,043	-	4,240,627
Defensive Strategies	-	14,651,981	-	21,381,350
Strategic Growth *	-	3,002,784	-	4,212,188
Conservative Growth *	-	3,714,889	-	5,610,699
Emerging Markets	-	13,275,959	-	10,301,591
Growth & Income	5,228,535	13,659,116	5,169,287	14,959,507

* The security transactions are purchases and sales of affiliated funds.

Note 4 | Investment Advisory Agreement and Transactions with Service Providers

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 26, 2017. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the Timothy Plan Emerging Markets Fund; 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, the Timothy Plan Growth & Income and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the Emerging Markets Fund to 1.15%; from the International Fund to 0.95%; from the Small Cap Value Fund, the Large/Mid Cap Growth Fund and the Growth & Income Fund to 0.80%; from the Aggressive Growth Fund and Large/Mid Cap Value Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; and from the Fixed Income Fund to 0.40%. Effective August 1, 2018, Timothy Plan Large/Mid Cap Value Fund agreed to voluntarily reduce the fee from 0.75% to 0.70% and Timothy Plan Small Cap Value Fund agreed to voluntarily reduce the fee from 0.80% to 0.75%. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustees of the Funds is also an officer and owner of the Advisor.

For the year ended September 30, 2018, TPL waived and reimbursed the Funds as follows:

Fund	Year Ended September 30, 2018
Aggressive Growth Fund	$29,271
International Fund	52,451
Large/Mid Cap Growth Fund	46,388
Small Cap Value Fund	90,874
Large/Mid Cap Value Fund	241,198
Fixed Income Fund	164,786
High Yield Bond Fund	29,924
Defensive Strategies Fund	27,114
Emerging Markets Fund	11,501
Growth & Income Fund	17,785

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values, Timothy Plan Emerging Markets, and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the year ended September 30, 2018, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees

Year Ended September 30, 2018
Aggressive Growth	$100,194
International	245,007
Large/Mid Cap Growth	292,187
Small Cap Value	425,764
Large/Mid Cap Value	680,070
Fixed Income	272,094
High Yield Bond	148,967
Israel Common Values	174,859
Defensive Strategies	173,733
Strategic Growth	51,302
Conservative Growth	69,833
Emerging Markets	71,258
Growth & Income	105,459

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustees of the Funds are also officers of the principal underwriter. For the year ended September 30, 2018, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

Fund	Sales Charges (Class A)	CDSC Fees (Class C)
Aggressive Growth	$11,698	$584
International	19,109	816
Large/Mid Cap Growth	33,707	1,751
Small Cap Value	49,018	2,053
Large/Mid Cap Value	55,903	2,397
Fixed Income	26,575	2,950
High Yield Bond	14,975	757
Israel Common Values	31,485	4,313
Defensive Strategies	11,761	526
Strategic Growth	15,718	368
Conservative Growth	14,456	983
Emerging Markets	10,606	2,669
Growth & Income	10,142	661

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2018, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

Fund - Class A	% of Fund Owned by Other Timothy Plan Funds
Aggressive Growth	22.68%
International	25.95%
Large/Mid Cap Growth	13.60%
Small Cap Value	5.89%
Large/Mid Cap Value	6.96%
Fixed Income	29.68%
High Yield Bond	19.54%
Israel Common Values	12.69%
Defensive Strategies	35.71%
Emerging Markets	42.32%
Growth & Income	42.78%

Note 6 | Underlying Investment in Other Investment Companies

The Conservative Growth Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan Fixed Income Fund (the “Security”). The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2018, 24.7% of the Conservative Growth Fund’s net assets were invested in the Timothy Plan Fixed Income Fund.

Note 7 | Investments in Affiliated Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

James Investment Partners is the sponsor to the James Biblically Responsible Investment ETF and, as such, is an affiliate.

The Timothy Plan Strategic Growth Fund, Conservative Growth Fund and Growth & Income Fund had the following transactions during the year ended September 30, 2018, with affiliates:

Strategic Growth	Share Activity				Year Ended September 30, 2018
Fund	Balance September 30, 2017	Purchases	Sales	Balance September 30, 2018	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
Aggressive Growth	251,575	26,614	49,106	229,083	$2,123,602	$222,243	$-	$66,917
International	800,146	62,558	89,272	773,432	7,533,228	(181,844)	166,088	107,468
Large/Mid Cap Growth	454,109	27,171	66,953	414,327	3,869,816	267,217	-	158,094
Small Cap Value	112,155	20,688	21,943	110,900	2,292,304	(75,267)	35,030	270,235
Large/Mid Cap Value	220,076	19,106	32,621	206,561	4,209,704	207,157	39,842	303,076
Fixed Income	191,919	15,871	8,970	198,820	1,950,425	(76,321)	34,497	(3,739)
High Yield Bond	254,641	37,442	11,902	280,181	2,527,231	(100,779)	100,461	(4,956)
Israel Common Values	134,511	3,818	16,423	121,906	1,918,799	63,122	27,002	46,474
Defensive Strategies	427,333	4,251	23,104	408,480	4,673,014	7,864	6,410	10,231
Emerging Markets	301,703	36,133	20,427	317,409	2,736,063	(346,328)	19,099	27,841
Growth & Income	342,210	19,049	25,104	336,155	3,654,003	(152,224)	2,395	104,926

Conservative Growth	Share Activity				Year Ended September 30, 2018
Fund	Balance September 30, 2017	Purchases	Sales	Balance September 30, 2018	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
Aggressive Growth	278,007	510	57,729	220,788	$2,046,709	$242,247	$-	$44,103
International	581,691	60,318	90,064	551,945	5,375,945	(167,449)	121,151	121,540
Large/Mid Cap Growth	462,595	31,779	82,561	411,813	3,846,334	260,660	-	166,861
Small Cap Value	126,775	24,514	28,815	122,474	2,531,545	(62,951)	39,539	281,079
Large/Mid Cap Value	217,150	35,065	40,681	211,534	4,311,072	220,187	41,674	293,928
Fixed Income	1,273,040	55,740	37,662	1,291,118	12,665,871	(494,888)	227,002	(36,585)
High Yield Bond	351,495	40,278	20,461	371,312	3,349,233	(132,891)	135,049	(9,787)
Israel Common Values	111,482	19,173	17,562	113,093	1,780,089	28,235	25,591	70,305
Defensive Strategies	541,035	696	45,491	496,240	5,676,984	3,447	7,960	19,255
Emerging Markets	268,021	30,558	28,146	270,433	2,331,129	(304,466)	16,633	32,763
Growth & Income	472,649	12,829	39,985	445,493	4,842,505	(201,670)	3,188	139,381

*Includes capital gain distributions from affiliated funds

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

Growth & Income	Share Activity				Year Ended September 30, 2018
Fund	Balance September 30, 2017	Purchases	Sales	Balance September 30, 2018	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
James Biblically Responsible Investment ETF	-	6,000	1,510	4,490	$113,310	$1,115	$-		$(554)

Note 8 | Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2018, were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Aggressive Growth	$26,004,852	$6,262,129	$(528,811)	$5,733,318
International	95,544,805	16,966,071	(6,196,859)	10,769,212
Large/Mid Cap Growth	83,004,948	20,964,315	(2,174,580)	18,789,735
Small Cap Value	150,987,026	23,328,245	(7,215,620)	16,112,625
Large/Mid Cap Value	190,022,357	50,647,921	(8,931,319)	41,716,602
Fixed Income	81,257,119	88,161	(2,877,626)	(2,789,465)
High Yield Bond	56,248,154	357,589	(1,264,948)	(907,359)
Israel Common Values	45,045,218	14,729,784	(2,474,761)	12,255,023
Defensive Strategies	50,196,798	2,386,908	(2,093,503)	293,405
Strategic Growth	35,679,056	3,126,165	(275,242)	2,850,923
Conservative Growth	48,872,335	3,522,020	(1,014,790)	2,507,230
Emerging Markets	23,545,327	806,988	(3,536,930)	(2,729,942)
Growth & Income	33,379,365	2,083,251	(1,570,366)	512,885

Note 9 | Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2018 and the fiscal year ended September 30, 2017 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value

Year ended September 30, 2018
Ordinary Income	$-	$2,275,886	$-	$2,201,065
Long-term Capital Gains	-	-	2,294,405	10,506,372

	$-	$2,275,886	$2,294,405	$12,707,437

Year ended September 30, 2017
Ordinary Income	$-	$921,956	$-	$-
Long-term Capital Gains	-	-	818,866	1,671,871

	$-	$921,956	$818,866	$1,671,871

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values*	Defensive Strategies

Year ended September 30, 2018
Ordinary Income	$2,005,692	$1,374,685	$2,303,749	$651,092	$71,849
Long-term Capital Gains	12,222,087	-	-	-	-
Return of Capital	-	-	-	190,665	-

	$14,227,779	$1,374,685	$2,303,749	$841,757	$71,849

Year ended September 30, 2017
Ordinary Income	$-	$1,391,208	$1,993,568	$478,723	$211,186
Long-term Capital Gains	2,332,773	-	-	-	-

	$2,332,773	$1,391,208	$1,993,568	$478,723	$211,186

	Strategic Growth	Conservative Growth	Emerging Markets*	Growth & Income Fund

Year ended September 30, 2018
Ordinary Income	$-	$-	$189,144	$24,002
Long-term Capital Gains	-	168,976	-	861,134

	$-	$168,976	$189,144	$885,136

Year ended September 30, 2018
Ordinary Income	$-	$-	$67,208	$9,747
Long-term Capital Gains	-	-	-	17,051

	$-	$-	$67,208	$26,798

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $56,576, $243,253, and $289,368 for fiscal year ended September 30, 2018 for the Emerging Markets, Israel Common Values, and International Funds, respectively, and $18,707, $152,490, and $192,388 for the fiscal year ended September 30, 2017 for the Emerging Markets, Israel Common Values and International Funds, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes. As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund

Undistributed Ordinary Income	$43,174	$1,100,165	$-	$4,406,131
Long-Term Capital Gains	1,818,559	-	4,464,833	13,503,440
Capital Loss Carry Forward	-	(844,129)	-	-
Post October and Other Losses	(267,521)	(722,283)	(229,905)	-
Unrealized Appreciation (Depreciation)	5,733,318	10,769,270	18,789,735	16,112,625

	$7,327,530	$10,303,023	$23,024,663	$34,022,196

	Large/Mid Cap Value Fund	Fixed Income Fund	High Yield Bond Fund	Israel Common Values Fund

Undistributed Ordinary Income	$1,666,241	$366,969	$34,306	$-
Long-Term Capital Gains	17,989,387	-	-	-
Capital Loss Carry Forward	-	(901,235)	(1,210,050)	(702,224)
Post October and Other Losses	-	(596,436)	-	(787,910)
Unrealized Appreciation (Depreciation)	41,716,602	(2,789,465)	(907,359)	12,254,667

	$61,372,230	$(3,920,167)	$(2,083,103)	$10,764,533

	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund

Undistributed Ordinary Income	$662,202	$-	$-	$152,756
Long-Term Capital Gains	443,907	122,159	1,113,385	-
Capital Loss Carry Forward	-	-	-	(254,672)
Post October and Other Losses	-	(262,904)	(198,280)	-
Unrealized Appreciation (Depreciation)	293,416	2,850,923	2,507,230	(2,729,964)

	$1,399,525	$2,710,178	$3,422,335	$(2,831,880)

	Growth & Income Fund

Undistributed Ordinary Income	$217,974
Long-Term Capital Gains	364,807
Capital Loss Carry Forward	-
Post October and Other Losses	-
Unrealized Appreciation (Depreciation)	512,885

	$1,095,666

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, adjustments for partnerships, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of ($356), $58, $11 and $(22) for the Israel Common Values, International, Defensive Strategies, and Emerging Markets Funds, respectively.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

Note 10 | Capital Loss Carryforwards, Post October and Other Losses

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Aggressive Growth Fund	$267,521
Large/Mid Cap Growth Fund	229,905
Israel Common Values Fund	921
Strategic Growth Fund	262,904
Conservative Growth Fund	198,280

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses
International Fund	$722,283
Fixed Income Fund	596,436
Israel Common Values Fund	786,989

At September 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized capital loss carryforwards and had capital loss carryforwards subject to expiration as follows:

	Capital Loss Carry Forward		Year		CLCF	CLCF
Fund	Short-Term	Long-Term	Expiring	Total	Utilized	Expired
Aggressive Growth Fund	$-	$-	-	$-	$441,455	$-
International Fund	844,129	-	2019	844,129	301,498	291,487
Fixed Income Fund	639,064	262,171	Unlimited	901,235	-	-
High Yield Bond Fund	190,727	1,019,323	Unlimited	1,210,050	218,979	-
Israel Common Values Fund	495,405	206,819	Unlimited	702,224	-	-
Defensive Strategies Fund	-	-	-	-	659,361	-
Strategic Growth Fund	-	-	-	-	952,821	-
Emerging Markets Fund	-	254,672	Unlimited	254,672	912,462	-

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Note 11| NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018.    Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

Note 12 | SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements

Note 13 | TAX INFORMATION (Unaudited)

The Strategic and Conservative Growth Funds designate the following for federal income tax purposes for the year ended September 30, 2018:

Strategic Growth Fund	Foreign Taxes paid	Foreign Source Income

Timothy Israel Common Values Fund	$7,677	$31,220
Timothy Emerging Markets Fund	7,352	96,477
Timothy International Fund	20,379	229,565

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

Conservative Growth Fund	Foreign Taxes paid	Foreign Source Income

Timothy Israel Common Values Fund	$7,122	$28,963
Timothy Emerging Markets Fund	6,264	82,198
Timothy International Fund	14,543	163,825

Board Annual Approval/Renewals of Advisory and Sub-Advisory Agreements (Unaudited)

Timothy Partners, Ltd; Investment Advisor to all Funds.

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (“the Board”), including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 23, 2018. A description of the factors considered by the Board in renewing the IA Agreement are set forth below.

The Trustees, including the Independent Trustees, noted with approval the Advisor’s experience and consistency in incorporating and implementing the unique, biblically-based management style that is a stated objective of all the Funds, as set forth in the Funds’ prospectus.

The Board also received and reviewed a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Advisor’s compliance and operational policies and procedures, and a description of any material legal proceedings or securities enforcement proceedings regarding TPL or its personnel (there were none of either). In addition, the Board requested and received financial statements of TPL for its fiscal year ended December 31, 2017, and noted that updated financial statements were provided at each Board Meeting.

The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisors to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting. The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which are maintained by TPL, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds.

The Board also discussed the nature, extent and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board next considered the investment performance of each Fund and the Advisor’s performance in monitoring the investment managers of the underlying funds. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that the investment managers of each Fund did not succumb to “style drift” in their management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Advisor’s business was devoted exclusively to serving the Funds, and that the Advisor did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Advisor’s past activities on monitoring the performance of the underlying Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and executed. After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote, and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the IA Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

Barrow, Hanley, Mewhinney & Strauss; Sub-Advisor for the Fixed Income, High Yield Bond, and Defensive Strategies TIPS sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley, Mewhinney & Strauss (“BHM&S”), on behalf of the Timothy Plan Fixed Income, High Yield Bond and Defensive Strategies TIPS sleeve Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 23, 2018. The Board considered the following factors in arriving at its conclusions to renew the BHM&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by BHM&S in light of the services provided by BHM&S to other similar clients. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHM&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHM&S. In reaching that determination, the Board relied on reports describing the fees paid to BHM&S. Next, the Board discussed the nature, extent and quality of BHM&S’s services to each Fund, including the investment performance of the Funds under BHM&S’s investment management. The Board generally approved of BHM&S’s performance, noting that the Funds managed by BHM&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHM&S did not succumb to “style drift” in its management of each Fund’s assets, and that BHM&S was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval BHM&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHM&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHM&S Sub-Advisory Agreement because BHM&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHM&S Sub-Advisory Agreement for

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the BHM&S Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHM&S Sub-Advisory Agreement renewal.

Westwood Management Corporation; Sub-Advisor to the Large/Mid Cap Value and the Small Cap Value Funds.

The Sub-Advisory Agreement between the Trust, TPL and Westwood Management Corporation (“Westwood”), on behalf of the Timothy Plan Small Cap Value and Large/Mid Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 23, 2018. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. Next, the Board discussed the nature, extent and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by Westwood invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets, and that Westwood was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Westwood Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Chartwell Investment Partners; Sub-Advisor to the Aggressive Growth and Large/Mid Cap Growth Funds.

The Sub-Advisory Agreement between the Trust, TPL and Chartwell Investment Partners (“Chartwell”), on behalf of the Timothy Plan Aggressive Growth and Large/Mid Cap Growth Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 23, 2018. The Board considered the following factors in arriving at its conclusions to renew the Chartwell Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Chartwell in light of the services provided by Chartwell. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Chartwell and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Chartwell. Next, the Board discussed the nature, extent and quality of Chartwell’s services to each Fund, including the investment performance of the Funds under Chartwell’s investment management. The Board generally approved of Chartwell’s performance, noting that the Funds managed by Chartwell invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Chartwell did not succumb to “style drift” in its management of each Fund’s assets, and that Chartwell was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Chartwell’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Chartwell’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Chartwell Sub-Advisory Agreement because Chartwell was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Chartwell Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Chartwell Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Chartwell Sub-Advisory Agreement renewal.

Eagle Global Advisors; Sub-Advisor to the International Fund and Israel Common Values Fund.

The Sub-Advisory Agreement between the Trust, TPL and Eagle Global Advisors (“Eagle”), on behalf of the Timothy Plan International Fund and Israel Common Values Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 23, 2018. The Board considered the following factors in arriving at its conclusions to renew the Eagle Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Eagle in light of the services provided by Eagle. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Eagle and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Eagle. Next, the Board discussed the nature, extent and quality of Eagle’s services to the Funds, including the investment performance of the Funds under Eagle’s investment management. The Board generally approved of Eagle’s performance, noting that the Funds managed by Eagle invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Eagle did not succumb to “style drift” in its management of the Funds’ assets, and that Eagle was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Eagle’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Eagle’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Eagle Sub-Advisory Agreement because Eagle was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Eagle Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Eagle Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

Brandes Investment Partners; Sub-Advisor to the Emerging Markets Fund.

The Sub-Advisory Agreement between the Trust, TPL and Brandes Investment Partners (“Brandes”), on behalf of the Timothy Plan Emerging Market Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 23, 2018. The Board considered the following factors in arriving at its conclusions to renew the Brandes Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Brandes in light of the services provided by Brandes. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Brandes and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Brandes. Next, the Board discussed the nature, extent and quality of Brandes’s services to the Fund, including the investment performance of the Fund under Brandes’s investment management. The Board generally approved of Brandes’s performance, noting that the Fund managed by Brandes invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Brandes did not succumb to “style drift” in its management of the Funds’ assets, and that Brandes was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Brandes’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Brandes’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Brandes Sub-Advisory Agreement because Brandes was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Brandes Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Brandes Sub-Advisory Agreement renewal.

Macquarie Investment Management; Sub-Advisor to the Defensive Strategies Fund REITs sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Macquarie Investment Management (“Macquarie”), on behalf of the Timothy Plan Defensive Strategies Fund REITs sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 23, 2018. The Board considered the following factors in arriving at its conclusions to renew the Macquarie Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Macquarie in light of the services provided by Macquarie. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Macquarie and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Macquarie. In reaching that determination, the Board relied on reports describing the fees paid to Macquarie and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Macquarie’s services to the Fund, including the investment performance of the Fund under Macquarie’s investment management. The Board generally approved of Macquarie’s performance, noting that the Fund managed by Macquarie invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Macquarie did not succumb to “style drift” in its management of the Fund’s assets, and that Macquarie was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Macquarie’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Macquarie’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Macquarie Sub-Advisory Agreement because Macquarie was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Macquarie Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Macquarie Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Macquarie Sub-Advisory Agreement renewal.

CoreCommodity Management, LLC; Sub-Advisor to the Defensive Strategies Fund commodities sleeve.

The Sub-Advisory Agreement between the Trust, TPL and CoreCommodity Management, LLC (“Core”), on behalf of the Timothy Plan Defensive Strategies Fund commodity sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 23, 2018. The Board considered the following factors in arriving at its conclusions to renew the Core Sub-Advisory Agreement. First, the Board considered the fees charged by Core in light of the services provided by Core. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Core and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Core. Next, the Board discussed the nature, extent and quality of Core’s services to the Fund, including the investment performance of the Fund under Core’s investment management. The Board generally approved of Core’s performance, noting that the Fund managed by Core invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Core did not succumb to “style drift” in its management of the Fund’s assets, and that Core was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Core’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Core’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Core Sub-Advisory Agreement because Core was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Core Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders. However, the Board requested that additional information be provided by Core at the next Meeting in May, 2018. Accordingly, the Board approved the reneal of the Core Sub-IA Agreement through May 31, 2018. In approving the renewal of the Core Sub-Advisory Agreement, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Core Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2018 (Continued)

Timothy Plan Family of Funds

James Investment Partners; Sub-Advisor to the Growth and Income Fund.

The Sub-Advisory Agreement between the Trust, TPL and James Investment Research, Inc. (“James”), on behalf of the Timothy Plan Growth and Income Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 23, 2018. The Board considered the following factors in arriving at its conclusions to renew the James Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by James in light of the services provided by James. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by James and paid out of the fees received by TPL were fair and reasonable in light of the services provided by James. Next, the Board discussed the nature, extent and quality of James’s services to the Fund, including the investment performance of the Fund under James’s investment management. The Board generally approved of James’s performance, noting that the Fund managed by James invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that James did not succumb to “style drift” in its management of the Fund’s assets, and that James was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval James’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether James’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the James Sub-Advisory Agreement because James was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the James Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the James Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the James Sub-Advisory Agreement renewal.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Timothy Plan, comprising Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund, and Timothy Plan Growth & Income Fund (the “Funds”), as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, including physical observation of precious metals, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Timothy Partners, Ltd., since 2005.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2018

Expense Examples – (Unaudited)

September 30, 2018

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2018, through September 30, 2018.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,107.50	$ 9.25
Hypothetical - Class A **	$1,000.00	$1,016.29	$ 8.85
Actual - Class C *	$1,000.00	$1,103.90	$13.19
Hypothetical - Class C **	$1,000.00	$1,012.53	$12.61
Actual - Class I *	$1,000.00	$1,108.40	$ 7.93
Hypothetical - Class I **	$1,000.00	$1,017.55	$ 7.59

*

Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Class A, 2.50% for Class C and 1.50% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 10.75% for Class A, 10.39% for Class C and 10.84% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2018

INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$ 951.20	$ 8.41
Hypothetical - Class A **	$1,000.00	$1,016.44	$ 8.69
Actual - Class C *	$1,000.00	$ 947.60	$12.06
Hypothetical - Class C **	$1,000.00	$1,012.68	$12.46
Actual - Class I *	$1,000.00	$ 952.20	$ 7.19
Hypothetical - Class I **	$1,000.00	$1,017.70	$ 7.44

*

Expenses are equal to the Fund’s annualized expense ratio of 1.72% for Class A, 2.47% for Class C and 1.47% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (4.88)% for Class A, (5.24)% for Class C, and (4.78)% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,072.30	$ 8.00
Hypothetical - Class A **	$1,000.00	$1,017.35	$ 7.79
Actual - Class C *	$1,000.00	$1,067.10	$11.87
Hypothetical - Class C **	$1,000.00	$1,013.59	$11.56
Actual - Class I *	$1,000.00	$1,072.40	$ 6.65
Hypothetical - Class I **	$1,000.00	$1,018.65	$ 6.48

*

Expenses are equal to the Fund’s annualized expense ratio of 1.54% for Class A, 2.29% for Class C and 1.28% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 7.23% for Class A, 6.71% for Class C, and 7.24% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,064.40	$ 8.02
Hypothetical - Class A **	$1,000.00	$1,017.30	$ 7.84
Actual - Class C *	$1,000.00	$1,060.40	$11.88
Hypothetical - Class C **	$1,000.00	$1,013.54	$11.61
Actual - Class I *	$1,000.00	$1,065.70	$ 6.84
Hypothetical - Class I **	$1,000.00	$1,018.45	$ 6.68

*

Expenses are equal to the Fund’s annualized expense ratio of 1.55% for Class A, 2.30% for Class C and 1.32% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.44% for Class A, 6.04% for Class C, and 6.57% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2018

LARGE/MID CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,054.30	$ 7.11
Hypothetical - Class A **	$1,000.00	$1,018.15	$ 6.98
Actual - Class C *	$1,000.00	$1,050.30	$10.95
Hypothetical - Class C **	$1,000.00	$1,014.39	$10.76
Actual - Class I *	$1,000.00	$1,055.40	$ 5.82
Hypothetical - Class I **	$1,000.00	$1,019.40	$ 5.72

*

Expenses are equal to the Fund’s annualized expense ratio of 1.38% for Class A, 2.13% for Class C, and 1.13% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 5.43% for Class A, 5.03% for Class C, and 5.54% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

FIXED INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$ 997.00	$ 5.61
Hypothetical - Class A **	$1,000.00	$1,019.45	$ 5.67
Actual - Class C *	$1,000.00	$ 992.10	$ 9.34
Hypothetical - Class C **	$1,000.00	$1,015.69	$ 9.45
Actual - Class I *	$1,000.00	$ 998.20	$ 4.26
Hypothetical - Class I **	$1,000.00	$1,020.81	$ 4.31

*

Expenses are equal to the Fund’s annualized expense ratio of 1.12% for Class A, 1.87% for Class C, and 0.85% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.30)% for Class A, (0.79)% for Class C, and (0.18)% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,015.30	$ 7.73
Hypothetical - Class A **	$1,000.00	$1,017.40	$ 7.74
Actual - Class C *	$1,000.00	$1,011.30	$ 11.45
Hypothetical - Class C **	$1,000.00	$1,013.69	$ 11.46
Actual - Class I *	$1,000.00	$1,016.60	$ 6.42
Hypothetical - Class I **	$1,000.00	$1,018.70	$ 6.43

**

Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Class A, 2.27% for Class C, and 1.27% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.53% for Class A, 1.13% for Class C, and 1.66% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2018

DEFENSIVE STRATEGIES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,008.80	$ 6.19
Hypothetical - Class A **	$1,000.00	$1,018.90	$ 6.23
Actual - Class C *	$1,000.00	$1,005.50	$ 9.95
Hypothetical - Class C **	$1,000.00	$1,015.14	$10.00
Actual - Class I *	$1,000.00	$1,010.60	$ 4.99
Hypothetical - Class I **	$1,000.00	$1,020.10	$ 5.01

*

Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Class A, 1.98% for Class C and 0.99% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.88% for Class A, 0.55% for Class C and 1.06% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,003.10	$ 5.77
Hypothetical - Class A **	$1,000.00	$1,019.30	$ 5.82
Actual - Class C *	$1,000.00	$ 998.90	$ 9.52
Hypothetical - Class C **	$1,000.00	$1,015.54	$ 9.60

*

Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A and 1.90% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.31% for Class A and (0.11)% for Class C for the six-month period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,0003.70	$ 5.68
Hypothetical - Class A **	$1,000.00	$1,019.40	$ 5.72
Actual - Class C *	$1,000.00	$1,000.00	$ 9.38
Hypothetical - Class C **	$1,000.00	$1,015.69	$ 9.45

*

Expenses are equal to the Fund’s annualized expense ratio of 1.13% for Class A and 1.87% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.37% for Class A and 0.00% for Class C for the six-month period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2018

ISRAEL COMMON VALUES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$1,066.40	$10.41
Hypothetical - Class A **	$1,000.00	$1,014.99	$10.15
Actual - Class C *	$1,000.00	$1,061.90	$14.32
Hypothetical - Class C **	$1,000.00	$1,011.18	$13.97
Actual - Class I *	$1,000.00	$1,067.50	$ 9.23
Hypothetical - Class I **	$1,000.00	$1,016.14	$ 9.00

*

Expenses are equal to the Fund’s annualized expense ratio of 2.01% for Class A, 2.77% for Class C and 1.78% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.64% for Class A, 6.19% for Class C and 6.75% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

EMERGING MARKETS FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$ 875.10	$14.05
Hypothetical - Class A **	$1,000.00	$1,010.08	$15.07
Actual - Class C *	$1,000.00	$ 871.90	$17.83
Hypothetical - Class C **	$1,000.00	$1,006.02	$19.11
Actual - Class I *	$1,000.00	$ 876.80	$13.08
Hypothetical - Class I **	$1,000.00	$1,011.13	$14.02

*

Expenses are equal to the Fund’s annualized expense ratio of 2.99% for Class A, 3.80% for Class C and 2.78% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days to reflect the partial year period). The Emerging Markets Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (12.49)% for Class A, (12.81)% for Class C and (12.32)% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

GROWTH & INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2018	9/30/2018	4/1/2018 through 9/30/2018
Actual - Class A *	$1,000.00	$ 994.20	$ 8.75
Hypothetical - Class A **	$1,000.00	$1,016.29	$ 8.85
Actual - Class C *	$1,000.00	$ 990.60	$12.48
Hypothetical - Class C **	$1,000.00	$1,012.53	$12.61
Actual - Class I ***	$1,000.00	$ 995.60	$ 7.50
Hypothetical - Class I **	$1,000.00	$1,017.55	$ 7.59

*

Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Class A, 2.50% for Class C and 1.50% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Growth & Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.58)% for Class A, (0.94)% for Class C and (0.44)% for Class I for the period of April 1, 2018, to September 30, 2018.

**	Assumes a 5% return before expenses.

Officers and Trustees of the Trust (Unaudited)

The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally*	Chairman and President	Indefinite; Trustee and President since 1994	13
1055 Maitland Center Commons
Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1942

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright**	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver**	Trustee	Indefinite; Trustee since 2000	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1956

Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson***	Trustee	Indefinite; Trustee since 2000	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1934	Certified Public Accountant, semi-retired. Former non-profit industry accounting officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

* Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

***Mr. Nelson is an “interested” Trustee, as that term is defined in the 1940 Act, because he is employed by an affiliate of the Advisor.

Officers and Trustees of the Trust (Unaudited)

(Continued)

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kenneth Blackwell	Trustee	Indefinite; Trustee since 2011	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1948	Currently serving as an independent consultant or Fellow with the Family Research Council and the American Civil Rights Union, and is a Visiting Professor at Liberty University, Lynchburg, VA. Former Secretary of State for the State of Ohio.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons			Other Directorships

Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947	Associate Professor Stetson University for past 40 years. Retired Principal of Copeland & Covert, Attorneys at Law; specializing in tax and estate planning. B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt	Trustee	Indefinite; Trustee since 2010	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947	Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1946	President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.		None

Officers and Trustees of the Trust (Unaudited)

(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1950

President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D.	Trustee	Indefinite; Trustee since 2004	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1960

Director of Steward Leadership and Professor in Residence at Shorter University. Former Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross	Trustee, Vice Chairman	Indefinite; Trustee since 2004	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1951

Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague	Trustee	Indefinite; Trustee since 2011	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1973	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and

whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Timothy Plan collect your personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes-
information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

    Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • The Timothy Plan does not jointly market.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 of well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-732-0330.

This Page Intentionally Left Blank.

BOARD OF TRUSTEES
Arthur D. Ally
Kenneth Blackwell
Joseph E. Boatwright
Rick Copeland
Deborah Honeycutt
Bill Johnson
John C. Mulder
Charles E. Nelson
Scott Preissler
Alan Ross
Mathew D. Staver
Patrice Tsague
OFFICERS
Arthur D. Ally, President
Joseph E. Boatwright, Secretary
INVESTMENT ADVISOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751
DISTRIBUTOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751
TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright St., Suite 2
Omaha, NE 68130
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
LEGAL COUNSEL
David Jones & Assoc., P.C.
18630 Crosstimber
San Antonio, TX 78258

HEADQUARTERS
The Timothy Plan
1055 Maitland Center Commons
Maitland, Florida 32751

For additional information or a prospectus, please call: 1-800-846-7526

Visit the Timothy Plan web site on the internet at: www.timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

(800) 846-7526 www.timothyplan.com invest@timothyplan.com SHAREHOLDER SERVICES Gemini Fund Services, LLC 17605 Wright St., Suite 2 Omaha, NE 68130 (800) 662-0201

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)         Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant has an Audit committee currently composed of three independent Trustees, Mr. Alan Ross, Mr. John Mulder and Mr. Richard Copeland. The registrant’s board of trustees has determined that Mr. Alan Ross is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2018	$175,500
FY 2017	$175,500
FY 2016	$170,900
FY 2015	$168,900
FY 2014	$168,400

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2018	$ 0	$ 0
FY 2017	$ 0	$ 0
FY 2016	$ 0	$ 0
FY 2014	$ 0	$ 0
FY 2015	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2018	$ 0
FY 2017	$ 0
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

Nature of the    preparation of the 1120 RIC

fees:

(d)	All Other Fees

                                                         Registrant

The Timothy Plan
FY 2018	$ 0
FY 2017	$ 0
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

(e)      (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%

Tax Fees:	0%
All Other Fees:	0%

(f)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2018	$ 0	$0
FY 2017	$ 0	$0
FY 2016	$ 0	$0
FY 2015	$ 0	$0
FY 2014	$ 0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.    Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	11/30/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	11/30/18